Delaware Life

Variable Account I

Financial Statements as of and for the Year Ended December 31, 2021 and

Reports of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2021

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Owners of Delaware Life Variable Account I:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts listed in the Appendix that comprise the Delaware Life Variable Account I (the Sub-Accounts), as of December 31, 2021, the related statements of operations and changes in net assets for the year or period indicated in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights in note 9 for the year or period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2021, the results of their operations and changes in their net assets for the year or period indicated in the Appendix and the financial highlights for the year or period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Sub-Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Sub-Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent of the underlying mutual funds; when replies were not received from the transfer agent, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/KPMG LLP

We have served as the auditor of Delaware Life Insurance Company’s separate accounts since 2021.

Boston, Massachusetts

April 28, 2022

Appendix

AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1) (1)
AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70) (1)
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71) (1)
AB VPS International Value Portfolio (Class B) Sub-Account (A98) (1)
Alger Growth & Income Portfolio I-2 Sub-Account (A55) (1)
Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54) (1)
Alger Small Cap Growth Portfolio I-2 Sub-Account (A51) (1)
American Funds Insurance Series Washington Mutual Investors Fund Class 2 Sub-Account (308) (1)
American Funds Insurance Series The Bond Fund of America Class 2 Sub-Account (301) (1)
American Funds Insurance Series Global Growth Fund Class 2 Sub-Account (304) (1)
American Funds Insurance Series Capital World Growth and Income Fund Class 2 Sub-Account (309) (1)
American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account (306) (1)
American Funds Insurance Series Growth Fund Class 2 Sub-Account (303) (1)
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302) (1)
American Funds Insurance Series American High-Income Trust Class 2 Sub-Account (305) (1)
American Funds Insurance Series International Fund Class 2 Sub-Account (300) (1)
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18) (1)
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account (C60) (1)
LVIP Delaware Smid Cap Core Fund - Standard Class Sub-Account (D37) (1)
DWS Small Cap Index VIP Class B Sub-Account (D55) (1)
DWS Small Mid Cap Value VIP Class A Sub-Account (S61) (1)
BNY Mellon Investment Portfolios: MidCap Stock Portfolio, Initial Shares Sub-Account (D18) (1)
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7) (1)
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24) (1)
Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account (F29) (1)
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F15) (1)
Fidelity VIP Freedom 2030 Portfolio (Service Class 2) Sub-Account (F14) (1)
Fidelity VIP Growth Portfolio (Service Class) Sub-Account (F21) (1)
Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account (F26) (1)
Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account (FM7) (1)
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41) (1)
Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8) (1)
Fidelity VIP Overseas Portfolio (Service Class) Sub-Account (F23) (1)
First Eagle Overseas Variable Fund Sub-Account (FE3) (1)
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20) (1)
Franklin Templeton Allocation VIP Fund Class 2 Sub-Account (FE6) (1)
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56) (1)
Franklin Templeton Income VIP Fund Class 2 Sub-Account (F59) (1)
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54) (1)
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53) (1)
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28) (1)
Franklin Templeton U.S. Government Securities VIP Fund Class 2 Sub-Account (T29) (1)
Goldman Sachs VIT Large Cap Value Fund I Class Sub-Account (G30) (1)
Goldman Sachs VIT Mid Cap Value Fund I Sub-Account (G32) (1)
Goldman Sachs VIT Small Cap Equity Insights Fund I Class Sub-Account (521) (1)
Goldman Sachs International Equity Insights Fund I Class Sub-Account (G33) (1)
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31) (1)
Invesco V.I. American Franchise Fund Series I Sub-Account (V15) (1)
Invesco V.I. American Value Fund Series II Sub-Account (V35) (1)
Invesco V.I. Comstock Fund Series II Sub-Account (V13) (1)
Invesco V.I. Core Equity Fund I Sub-Account (A39) (1)

Invesco V.I. Equity and Income Fund Series II Sub-Account (V11) (1)
Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1) (1)
Invesco V.I. International Growth Fund I Sub-Account (A21) (1)
Invesco V.I. Small Cap Equity Fund I Sub-Account (I76) (1)
M Capital Appreciation Fund Sub-Account (MB0) (1)
M International Equity Fund Sub-Account (MB1) (1)
M Large Cap Growth Value Fund Sub-Account (MB5) (1)
M Large Cap Value Fund Sub-Account (MA9) (1)
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8) (1)
MFS VIT Total Return Series Initial Class Sub-Account (M07) (1)
MFS VIT Total Return Series Service Class Sub-Account (M35) (1)
MFS VIT I Growth Series Initial Class Sub-Account (M31) (1)
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1) (1)
MFS VIT I New Discovery Series Initial Class Sub-Account (M05) (1)
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06) (1)
MFS VIT I Research Series Initial Class Sub-Account (M33) (1)
MFS VIT I Utilities Series Initial Class Sub-Account (M44) (1)
MFS VIT I Utilities Series Service Class Sub-Account (M40) (1)
MFS VIT I Value Series Initial Class Sub-Account (M83) (1)
MFS VIT I Value Series Service Class Sub-Account (M08) (1)
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6) (1)
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0) (1)
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1) (1)
MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (M92) (1)
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96) (1)
MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2) (1)
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6) (1)
MFS VIT II International Growth Portfolio I Class Sub-Account (M97) (1)
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5) (1)
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MD6) (1)
MFS VIT II Research International Portfolio S Class Sub-Account (ME3) (1)
MFS VIT III Blended Research Small Cap Equity Portfolio Initial Class Sub-Account (MB8) (1)
MFS VIT III Conservative Allocation Portfolio Initial Class Sub-Account (MF4) (1)
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6) (1)
MFS VIT III Growth Allocation Portfolio Initial Class Sub-Account (MF8) (1)
MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account (MG0) (1)
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2) (1)
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3) (1)
MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account (MG5) (1)
MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account (ME0) (1)
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class II Sub-Account (V43) (1)
Invesco V.I. Capital Appreciation Fund, Series I Sub-Account (O01) (1)
Invesco V.I. Capital Appreciation Fund, Series II Sub-Account (O19) (1)
Invesco V.I. Discovery Mid Cap Growth Fund, Series I Sub-Account (O00) (1)
Invesco V.I. Global Fund, Series II Sub-Account (O20) (1)
Invesco V.I. Main Street Fund, Series II Sub-Account (O21) (1)
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10) (1)
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8) (1)
PIMCO VIT Global Managed Asset Allocation Portfolio Administrative Class Sub-Account (PK9) (1)
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06) (1)
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07) (1)

T. Rowe Price Blue Chip Growth Portfolio Sub-Account (307) (1)
Wanger USA Sub-Account (W42) (1)

(1) Statements of assets and liabilities as of December 31, 2021 and statements of operations and changes in net assets for the year ended December 31, 2021.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Owners of Delaware Life Variable Account I:

Opinions on the Financial Statements

We have audited the accompanying statements of changes in net assets of each of the subaccounts of Delaware Life Variable Account I for the period indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the changes in net assets of each of the subaccounts of Delaware Life Variable Account I for the period indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1) (1)	Invesco V.I. International Growth Fund I Sub-Account (A21) (1)
AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70) (1)	Invesco V.I. Mid Cap Growth Fund Series I Sub-Account (I84) (3)
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71) (1)	Invesco V.I. Small Cap Equity Fund I Sub-Account (I76) (1)
AB VPS International Value Portfolio (Class B) Sub-Account (A98) (1)	M Capital Appreciation Fund Sub-Account (MB0) (1)
Alger Growth & Income Portfolio I-2 Sub-Account (A55) (1)	M International Equity Fund Sub-Account (MB1) (1)
Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54) (1)	M Large Cap Growth Value Fund Sub-Account (MB5) (1)
Alger Small Cap Growth Portfolio I-2 Sub-Account (A51) (1)	M Large Cap Value Fund Sub-Account (MA9) (1)
American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account (308) (1)	MFS VIT Total Return Series Initial Class Sub-Account (M07) (1)
American Funds Insurance Series Bond Fund Class 2 Sub-Account (301) (1)	MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8) (1)
American Funds Insurance Series Global Growth Fund Class 2 Sub-Account (304) (1)	MFS VIT Total Return Series Service Class Sub-Account (M35) (1)
American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account (309) (1)	MFS VIT I Growth Series Initial Class Sub-Account (M31) (1)
American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account (306) (1)	MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1) (1)
American Funds Insurance Series Growth Fund Class 2 Sub-Account (303) (1)	MFS VIT I New Discovery Series Initial Class Sub-Account (M05) (1)
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302) (1)	MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06) (1)
American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account (305) (1)	MFS VIT I Research Series Initial Class Sub-Account (M33) (1)
American Funds Insurance Series International Fund Class 2 Sub-Account (300) (1)	MFS VIT I Utilities Series Initial Class Sub-Account (M44) (1)
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18) (1)	MFS VIT I Utilities Series Service Class Sub-Account (M40) (1)
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account (C60) (1)	MFS VIT I Value Series Initial Class Sub-Account (M83) (1)
Delaware VIP Smid Cap Core Series Standard Class Sub-Account (D37) (1)	MFS VIT I Value Series Service Class Sub-Account (M08) (1)
DWS Small Cap Index VIP Class B Sub-Account (D55) (1)	MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6) (1)
DWS Small Mid Cap Value VIP Class A Sub-Account (S61) (1)	MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0) (1)
BNY Mellon Investment Portfolios: MidCap Stock Portfolio, Initial Shares Sub-Account (D18) (1)	MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1) (1)
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7) (1)	MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (M92) (1)
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24) (1)	MFS VIT II Government Securities Portfolio I Class Sub-Account (M96) (1)

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404

T: (860) 241 7000, www.pwc.com/us

Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account (F29) (1)	MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2) (1)
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F15) (1)	MFS VIT II High Yield Portfolio I Class Sub-Account (MA6) (1)
Fidelity VIP Freedom 2030 Portfolio (Service Class 2) Sub-Account (F14) (1)	MFS VIT II International Growth Portfolio I Class Sub-Account (M97) (1)
Fidelity VIP Growth Portfolio (Service Class) Sub-Account (F21) (1)	MFS VIT II International Growth Portfolio S Class Sub-Account (MD5) (1)
Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account (F26) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MD6) (1)
Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account (FM7) (1)	MFS VIT II Research International Portfolio S Class Sub-Account (ME3) (1)
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41) (1)	MFS VIT III Blended Research Small Cap Equity Portfolio Initial Class Sub-Account (MB8) (1)
Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8) (1)	MFS VIT III Conservative Allocation Portfolio Initial Class Sub-Account (MF4) (1)
Fidelity VIP Overseas Portfolio (Service Class) Sub-Account (F23) (1)	MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6) (1)
First Eagle Overseas Variable Fund Sub-Account (FE3) (1)	MFS VIT III Growth Allocation Portfolio Initial Class Sub-Account (MF8) (1)
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20) (1)	MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account (MG0) (1)
Franklin Templeton Allocation VIP Fund Class 2 Sub-Account (FE6) (1)	MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2) (1)
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56) (1)	MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3) (1)
Franklin Templeton Income VIP Fund Class 2 Sub-Account (F59) (1)	MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account (MG5) (1)
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54) (1)	MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account (ME0) (1)
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53) (1)	Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class II Sub-Account (V43) (1)
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28) (1)	Invesco Oppenheimer V.I. Capital Appreciation Fund, Series I Sub-Account (O01) (1)
Franklin Templeton U.S. Government Securities VIP Fund Class 2 Sub-Account (T29) (1)	Invesco Oppenheimer V.I. Capital Appreciation Fund, Series II Sub-Account (O19) (1)
Goldman Sachs VIT Large Cap Value Fund I Class Sub-Account (G30) (1)	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series I Sub-Account (O00) (2)
Goldman Sachs VIT Mid Cap Value Fund I Sub-Account (G32) (1)	Invesco Oppenheimer V.I. Global Fund, Series II Sub-Account (O20) (1)
Goldman Sachs VIT Small Cap Equity Insights Fund I Class Sub-Account (521) (1)	Invesco Oppenheimer V.I. Main Street Fund, Series II Sub-Account (O21) (1)
Goldman Sachs International Equity Insights Fund I Class Sub-Account (G33) (1)	PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10) (1)
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31) (1)	PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8) (1)
Invesco V.I. American Franchise Fund Series I Sub-Account (V15) (1)	PIMCO VIT Global Managed Asset Allocation Portfolio Administrative Class Sub-Account (PK9) (1)
Invesco V.I. American Value Fund Series II Sub-Account (V35) (1)	PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06) (1)
Invesco V.I. Comstock Fund Series II Sub-Account (V13) (1)	PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07) (1)
Invesco V.I. Core Equity Fund I Sub-Account (A39) (1)	T. Rowe Price Blue Chip Growth Portfolio Sub-Account (307) (1)
Invesco V.I. Equity and Income Fund Series II Sub-Account (V11) (1)	Wanger USA Sub-Account (W42) (1)
Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1) (1)

(1) Statement of changes in net assets for the year ended December 31, 2020.
(2) Statement of changes in net assets for the period April 30, 2020 (commencement of operations) through December 31, 2020.
(3) Statement of changes in net assets for the period January 1, 2020 to April 30, 2020 (date of liquidation).

Basis for Opinions

These financial statements are the responsibility of the Delaware Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Delaware Life Variable Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Delaware Life Variable Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Hartford, CT

April 28, 2021

We served as the auditor of one or more of the subaccounts of Delaware Life Variable Account I from 2013 to 2020.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

		Assets
	Shares	Cost	Investments at fair value	Total Assets	Net Assets
AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1)	11,065	$117,633	$128,136	$128,136	$128,136
AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70)	3,274	85,510	143,392	143,392	143,392
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71)	156,792	4,564,054	5,663,320	5,663,320	5,663,320
AB VPS International Value Portfolio (Class B) Sub-Account (A98)	9,264	126,919	144,701	144,701	144,701
Alger Growth & Income Portfolio I-2 Sub-Account (A55)	18,745	459,420	553,548	553,548	553,548
Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54)	60,916	1,358,413	1,351,112	1,351,112	1,351,112
Alger Small Cap Growth Portfolio I-2 Sub-Account (A51)	4,784	167,520	133,383	133,383	133,383
American Funds Insurance Series Washington Mutual Investors Fund Class 2 Sub-Account (308) ¹	72,025	959,993	1,284,206	1,284,206	1,284,206
American Funds Insurance Series The Bond Fund of America Class 2 Sub-Account (301) ¹	119,024	1,344,407	1,316,410	1,316,410	1,316,410
American Funds Insurance Series Global Growth Fund Class 2 Sub-Account (304)	16,954	457,392	761,919	761,919	761,919
American Funds Insurance Series Capital World Growth and Income Fund Class 2 Sub-Account (309) ¹	28,377	395,391	521,574	521,574	521,574
American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account (306)	12,931	280,995	425,943	425,943	425,943
American Funds Insurance Series Growth Fund Class 2 Sub-Account (303)	12,282	1,016,449	1,550,973	1,550,973	1,550,973
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302)	4,591	239,815	305,020	305,020	305,020
American Funds Insurance Series American High-Income Trust Class 2 Sub-Account (305) ¹	11,122	108,376	110,996	110,996	110,996
American Funds Insurance Series International Fund Class 2 Sub-Account (300)	179,773	3,584,150	4,062,872	4,062,872	4,062,872
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18)	157,520	2,349,595	2,265,145	2,265,145	2,265,145
Columbia Variable Portfolio—Large Cap Growth Fund Class 2 Sub-Account (C60)	22,468	424,381	827,958	827,958	827,958
LVIP Delaware Smid Cap Core Fund—Standard Class Sub-Account (D37) ¹	42,630	1,020,643	1,198,497	1,198,497	1,198,497
DWS Small Cap Index VIP Class B Sub-Account (D55)	336,472	5,343,272	6,268,480	6,268,480	6,268,480
DWS Small Mid Cap Value VIP Class A Sub-Account (S61)	178,309	2,552,136	2,758,437	2,758,437	2,758,437
BNY Mellon Investment Portfolios: MidCap Stock Portfolio, Initial Shares Sub-Account (D18)	168,664	3,193,332	4,177,819	4,177,819	4,177,819
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7)	128,715	2,643,234	3,156,100	3,156,100	3,156,100
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	43,481	1,511,686	2,283,193	2,283,193	2,283,193
Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account (F29)	217,038	7,615,769	11,720,056	11,720,056	11,720,056
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F15)	4,047	55,763	61,966	61,966	61,966
Fidelity VIP Freedom 2030 Portfolio (Service Class 2) Sub-Account (F14)	5,293	67,883	94,266	94,266	94,266
Fidelity VIP Growth Portfolio (Service Class) Sub-Account (F21)	60,558	4,565,184	6,158,722	6,158,722	6,158,722
Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account (F26)	51,467	13,474,780	23,775,134	23,775,134	23,775,134
Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account (FM7)	52,199	12,980,954	24,342,637	24,342,637	24,342,637
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41)	50,858	1,860,548	2,003,305	2,003,305	2,003,305
Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8)	6,738,949	6,738,949	6,738,949	6,738,949	6,738,949
Fidelity VIP Overseas Portfolio (Service Class) Sub-Account (F23)	253,915	4,988,340	7,396,529	7,396,529	7,396,529
First Eagle Overseas Variable Fund Sub-Account (FE3)	55,885	1,444,727	1,474,249	1,474,249	1,474,249
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	338,114	4,600,125	4,594,971	4,594,971	4,594,971
Franklin Templeton Allocation VIP Fund Class 2 Sub-Account (FE6)	5,600	34,067	33,375	33,375	33,375
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	134,368	1,640,728	1,557,321	1,557,321	1,557,321
Franklin Templeton Income VIP Fund Class 2 Sub-Account (F59)	36,526	560,128	612,179	612,179	612,179
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54)	67,285	1,230,814	1,291,873	1,291,873	1,291,873
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53)	92,546	1,423,886	1,623,244	1,623,244	1,623,244
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28)	60,736	636,374	621,329	621,329	621,329
Franklin Templeton U.S. Government Securities VIP Fund Class 2 Sub-Account (T29) ²	—	3	3	3	3
Goldman Sachs VIT Large Cap Value Fund I Class Sub-Account (G30)	15,525	141,486	154,788	154,788	154,788
Goldman Sachs VIT Mid Cap Value Fund I Sub-Account (G32)	31,212	547,964	609,258	609,258	609,258
Goldman Sachs VIT Small Cap Equity Insights Fund I Class Sub-Account (521)	18,143	225,004	237,315	237,315	237,315
Goldman Sachs International Equity Insights Fund I Class Sub-Account (G33)	24,459	206,833	224,046	224,046	224,046
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31)	302,746	5,240,835	6,073,085	6,073,085	6,073,085
Invesco V.I. American Franchise Fund Series I Sub-Account (V15)	16,088	1,029,405	1,425,874	1,425,874	1,425,874
Invesco V.I. American Value Fund Series II Sub-Account (V35)	15,693	250,452	312,139	312,139	312,139
Invesco V.I. Comstock Fund Series II Sub-Account (V13)	4,030	64,864	84,842	84,842	84,842
Invesco V.I. Core Equity Fund I Sub-Account (A39)	36,732	1,209,632	1,388,099	1,388,099	1,388,099
Invesco V.I. Equity and Income Fund Series II Sub-Account (V11)	34,065	626,385	700,029	700,029	700,029
Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1)	61,477	1,218,229	1,456,995	1,456,995	1,456,995

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2021

		Assets
	Shares	Cost	Investments at fair value	Total Assets	Net Assets
Invesco V.I. International Growth Fund I Sub-Account (A21)	156,169	$5,760,596	$6,466,984	$6,466,984	$6,466,984
Invesco V.I. Small Cap Equity Fund I Sub-Account (I76)	10,845	206,692	254,742	254,742	254,742
M Capital Appreciation Fund Sub-Account (MB0)	32,365	820,717	915,919	915,919	915,919
M International Equity Fund Sub-Account (MB1)	53,107	634,196	767,392	767,392	767,392
M Large Cap Growth Value Fund Sub-Account (MB5)	78,879	2,727,011	2,671,640	2,671,640	2,671,640
M Large Cap Value Fund Sub-Account (MA9)	34,063	421,038	524,229	524,229	524,229
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)	3,074,569	3,074,569	3,074,569	3,074,569	3,074,569
MFS VIT Total Return Series Initial Class Sub-Account (M07)	113,434	2,742,563	3,151,184	3,151,184	3,151,184
MFS VIT Total Return Series Service Class Sub-Account (M35)	7,902	202,514	214,772	214,772	214,772
MFS VIT I Growth Series Initial Class Sub-Account (M31)	38,748	2,390,106	3,075,037	3,075,037	3,075,037
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	719,132	7,335,908	8,428,223	8,428,223	8,428,223
MFS VIT I New Discovery Series Initial Class Sub-Account (M05)	202,558	4,212,790	4,719,585	4,719,585	4,719,585
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06)	332,883	4,518,119	4,537,195	4,537,195	4,537,195
MFS VIT I Research Series Initial Class Sub-Account (M33)	143,654	4,051,407	5,543,619	5,543,619	5,543,619
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	66,712	2,108,563	2,555,726	2,555,726	2,555,726
MFS VIT I Utilities Series Service Class Sub-Account (M40)	7,389	217,333	277,662	277,662	277,662
MFS VIT I Value Series Initial Class Sub-Account (M83)	372,891	7,229,871	9,217,867	9,217,867	9,217,867
MFS VIT I Value Series Service Class Sub-Account (M08)	63,377	1,199,273	1,531,183	1,531,183	1,531,183
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6)	29,051	1,499,620	1,990,856	1,990,856	1,990,856
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	114,367	1,321,603	1,344,959	1,344,959	1,344,959
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1)	154,641	2,304,582	2,437,144	2,437,144	2,437,144
MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (M92)	10,704	160,836	161,097	161,097	161,097
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	196,437	2,470,460	2,424,034	2,424,034	2,424,034
MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2)	22,330	285,330	273,985	273,985	273,985
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	774,560	4,417,109	4,329,793	4,329,793	4,329,793
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	111,366	1,625,047	1,868,715	1,868,715	1,868,715
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	28,147	429,254	465,827	465,827	465,827
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MD6)	94,168	1,911,864	2,596,216	2,596,216	2,596,216
MFS VIT II Research International Portfolio S Class Sub-Account (ME3)	53,510	956,684	1,008,140	1,008,140	1,008,140
MFS VIT III Blended Research Small Cap Equity Portfolio Initial Class Sub-Account (MB8)	353,671	4,212,738	4,958,465	4,958,465	4,958,465
MFS VIT III Conservative Allocation Portfolio Initial Class Sub-Account (MF4)	264,563	3,018,893	3,180,043	3,180,043	3,180,043
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	322,154	4,467,187	6,188,574	6,188,574	6,188,574
MFS VIT III Growth Allocation Portfolio Initial Class Sub-Account (MF8)	249,300	2,941,438	3,308,212	3,308,212	3,308,212
MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account (MG0)	78,472	854,661	936,171	936,171	936,171
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	468,111	4,792,565	4,779,418	4,779,418	4,779,418
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	531,445	4,383,503	5,893,730	5,893,730	5,893,730
MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account (MG5)	478,539	6,144,893	6,929,251	6,929,251	6,929,251
MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account (ME0)	75,515	695,063	860,870	860,870	860,870
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class II Sub-Account (V43)	30,052	539,915	482,030	482,030	482,030
Invesco V.I. Capital Appreciation Fund, Series I Sub-Account (O01) ¹	19,204	1,086,889	1,572,008	1,572,008	1,572,008
Invesco V.I. Capital Appreciation Fund, Series II Sub-Account (O19) ¹	1,629	87,961	129,655	129,655	129,655
Invesco V.I. Discovery Mid Cap Growth Fund, Series I Sub-Account (O00) ¹	2,340	179,318	268,279	268,279	268,279
Invesco V.I. Global Fund, Series II Sub-Account (O20) ¹	3,215	129,310	180,621	180,621	180,621
Invesco V.I. Main Street Fund, Series II Sub-Account (O21) ¹	8,184	222,393	288,735	288,735	288,735
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10)	72,724	512,475	562,883	562,883	562,883
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8)	205,599	2,620,631	2,574,107	2,574,107	2,574,107
PIMCO VIT Global Managed Asset Allocation Portfolio Administrative Class Sub-Account (PK9)	2,216	25,871	28,698	28,698	28,698
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	113,046	1,428,250	1,581,514	1,581,514	1,581,514
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	670,353	7,334,280	7,212,993	7,212,993	7,212,993
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (307)	209,593	6,275,387	11,133,594	11,133,594	11,133,594
Wanger USA Sub-Account (W42)	8,299	192,072	213,604	213,604	213,604

[1]	This Sub-Account had a name change in 2021. Refer to Note 1 in the Variable Account’s Notes to Financial Statements for more information.
[2]	This Sub-Account had a fraction of a share which was reported as zero due rounding.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2021

	Units	Net Assets
Net Assets:
AL1	4,472	$128,136
A70	5,377	143,392
A71	142,706	5,663,320
A98	16,918	144,701
A55	13,367	553,548
A54	21,414	1,351,112
A51	2,083	133,383
308	28,737	1,284,206
301	77,010	1,316,410
304	13,838	761,919
309	13,234	521,574
306	10,404	425,943
303	19,286	1,550,973
302	5,875	305,020
305	4,263	110,996
300	157,805	4,062,872
B18	86,614	2,265,145
C60	27,388	827,958
D37	16,156	1,198,497
D55	96,745	6,268,480
S61	58,673	2,758,437
D18	86,422	4,177,819
FD7	71,123	3,156,100
F24	57,905	2,283,193
F29	149,829	11,720,056
F15	2,738	61,966
F14	3,791	94,266
F21	106,323	6,158,722
F26	587,952	23,775,134
FM7	465,688	24,342,637
F41	62,875	2,003,305
FM8	518,626	6,738,949
F23	233,568	7,396,529
FE3	75,204	1,474,249
T20	154,431	4,594,971

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2021

	Units	Value
Net Assets (continued):
FE6	1,130	$33,375
F56	46,661	1,557,321
F59	27,774	612,179
F54	64,223	1,291,873
F53	49,985	1,623,244
T28	34,221	621,329
T29[3]	—	3
G30	4,622	154,788
G32	11,171	609,258
521	4,105	237,315
G33	13,031	224,046
G31	127,346	6,073,085
V15	33,629	1,425,874
V35	8,384	312,139
V13	2,896	84,842
A39	43,948	1,388,099
V11	21,086	700,029
IB1	32,033	1,456,995
A21	206,616	6,466,984
I76	7,687	254,742
MB0	23,317	915,919
MB1	63,064	767,392
MB5	56,842	2,671,640
MA9	21,019	524,229
MD8	299,238	3,074,569
M07	156,350	3,151,184
M35	10,791	214,772
M31	60,092	3,075,037
MF1	178,030	8,428,223
M05	121,279	4,719,585
M06	340,425	4,537,195
M33	147,349	5,543,619
M44	148,921	2,555,726
M40	16,665	277,662

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2021

	Units	Value
Net Assets (continued):
M83	297,819	$9,217,867
M08	71,620	1,531,183
MB6	41,520	1,990,856
MA0	64,154	1,344,959
MA1	231,187	2,437,144
M92	9,502	161,097
M96	112,720	2,424,034
MD2	19,140	273,985
MA6	159,553	4,329,793
M97	55,964	1,868,715
MD5	14,412	465,827
MD6	51,365	2,596,216
ME3	63,884	1,008,140
MB8	101,635	4,958,465
MF4	126,450	3,180,043
MF6	126,576	6,188,574
MF8	81,540	3,308,212
MG0	56,000	936,171
MF2	359,287	4,779,418
MG3	160,471	5,893,730
MG5	210,347	6,929,251
ME0	17,813	860,870
V43	4,678	482,030
O01	26,762	1,572,008
O19	3,439	129,655
O00	15,193	268,279
O20	5,760	180,621
O21	8,339	288,735
P10	71,040	562,883
PK8	68,661	2,574,107
PK9	1,550	28,698
P06	65,080	1,581,514
P07	299,916	7,212,993
307	130,662	11,133,594
W42	5,401	213,604

[3]	This Sub-Account had a fraction of a unit which was reported as zero due rounding.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

	AL1	A70	A71
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$318	$—	$34,277
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	318	—	34,277

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	148	3,734	185,672
Realized gain distributions	2,763	16,226	—
Net realized gains (losses)	2,911	19,960	185,672

Net change in unrealized appreciation (depreciation)	11,365	6,391	1,068,498

Net realized and change in unrealized gains (losses)	14,276	26,351	1,254,170

Increase (decrease) in net assets from operations	$14,594	$26,351	$1,288,447

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	A98	A55	A54
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,424	$4,977	$—
Expenses:
Mortality and expense risk charges	—	(66)	—

Net investment income (loss)	2,424	4,911	—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,295	3,829	37,505
Realized gain distributions	—	37,223	478,022
Net realized gains (losses)	3,295	41,052	515,527

Net change in unrealized appreciation (depreciation)	9,923	57,634	(457,800)

Net realized and change in unrealized gains (losses)	13,218	98,686	57,727

Increase (decrease) in net assets from operations	$15,642	$103,597	$57,727

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	A51	308	301
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$17,156	$17,139
Expenses:
Mortality and expense risk charges	(17)	—	—

Net investment income (loss)	(17)	17,156	17,139

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	7,991	63,956	4,878
Realized gain distributions	44,018	—	6,931
Net realized gains (losses)	52,009	63,956	11,809

Net change in unrealized appreciation (depreciation)	(57,904)	220,509	(43,978)

Net realized and change in unrealized gains (losses)	(5,895)	284,465	(32,169)

Increase (decrease) in net assets from operations	$(5,912)	$301,621	$(15,030)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	304	309	306
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,465	$8,028	$—
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	2,465	8,028	—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	18,887	5,820	64,114
Realized gain distributions	35,460	10,938	9,818
Net realized gains (losses)	54,347	16,758	73,932

Net change in unrealized appreciation (depreciation)	52,848	42,954	(32,821)

Net realized and change in unrealized gains (losses)	107,195	59,712	41,111

Increase (decrease) in net assets from operations	$109,660	$67,740	$41,111

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	303	302	305
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,257	$3,463	$4,643
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	3,257	3,463	4,643

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	253,863	113,365	(2,819)
Realized gain distributions	186,058	2,449	—
Net realized gains (losses)	439,921	115,814	(2,819)

Net change in unrealized appreciation (depreciation)	(144,416)	(55,329)	10,771

Net realized and change in unrealized gains (losses)	295,505	60,485	7,952

Increase (decrease) in net assets from operations	$298,762	$63,948	$12,595

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	300	B18	C60
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$103,633	$18,982	$—
Expenses:
Mortality and expense risk charges	—	(88)	—

Net investment income (loss)	103,633	18,894	—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	26,801	67,743	19,896
Realized gain distributions	—	377,286	—
Net realized gains (losses)	26,801	445,029	19,896

Net change in unrealized appreciation (depreciation)	(190,844)	(334,961)	159,062

Net realized and change in unrealized gains (losses)	(164,043)	110,068	178,958

Increase (decrease) in net assets from operations	$(60,410)	$128,962	$178,958

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	D37	D55	S61
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$11,515	$35,449	$33,137
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	11,515	35,449	33,137

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,659	199,409	(44,990)
Realized gain distributions	84,558	370,024	—
Net realized gains (losses)	87,217	569,433	(44,990)

Net change in unrealized appreciation (depreciation)	143,438	213,751	685,139

Net realized and change in unrealized gains (losses)	230,655	783,184	640,149

Increase (decrease) in net assets from operations	$242,170	$818,633	$673,286

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	D18	FD7	F24
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$24,420	$20,019	$544
Expenses:
Mortality and expense risk charges	(331)	(873)	—

Net investment income (loss)	24,089	19,146	544

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	20,248	32,718	36,202
Realized gain distributions	24,713	166,693	261,942
Net realized gains (losses)	44,961	199,411	298,144

Net change in unrealized appreciation (depreciation)	813,076	173,951	198,690

Net realized and change in unrealized gains (losses)	858,037	373,362	496,834

Increase (decrease) in net assets from operations	$882,126	$392,508	$497,378

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	F29	F15	F14
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,998	$511	$788
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	4,998	511	788

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	476,302	222	1,420
Realized gain distributions	1,335,421	3,011	3,740
Net realized gains (losses)	1,811,723	3,233	5,160

Net change in unrealized appreciation (depreciation)	781,895	1,278	4,196

Net realized and change in unrealized gains (losses)	2,593,618	4,511	9,356

Increase (decrease) in net assets from operations	$2,598,616	$5,022	$10,144

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	F21	F26	FM7
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$223,180	$262,563
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	—	223,180	262,563

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	196,872	655,672	1,303,566
Realized gain distributions	1,157,765	150,972	166,415
Net realized gains (losses)	1,354,637	806,644	1,469,981

Net change in unrealized appreciation (depreciation)	(175,569)	4,011,136	3,871,341

Net realized and change in unrealized gains (losses)	1,179,068	4,817,780	5,341,322

Increase (decrease) in net assets from operations	$1,179,068	$5,040,960	$5,603,885

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	F41	FM8	F23
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$6,992	$684	$31,037
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	6,992	684	31,037

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	448,974	—	196,894
Realized gain distributions	316,761	—	521,957
Net realized gains (losses)	765,735	—	718,851

Net change in unrealized appreciation (depreciation)	(277,600)	—	480,419

Net realized and change in unrealized gains (losses)	488,135	—	1,199,270

Increase (decrease) in net assets from operations	$495,127	$684	$1,230,307

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	FE3	T20	FE6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$13,710	$86,089	$552
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	13,710	86,089	552

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(22,653)	(125,374)	23
Realized gain distributions	4,129	—	—
Net realized gains (losses)	(18,524)	(125,374)	23

Net change in unrealized appreciation (depreciation)	68,611	232,579	2,935

Net realized and change in unrealized gains (losses)	50,087	107,205	2,958

Increase (decrease) in net assets from operations	$63,797	$193,294	$3,510

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	F56	F59	F54
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$19,855	$26,270	$36,688
Expenses:
Mortality and expense risk charges	(38)	—	—

Net investment income (loss)	19,817	26,270	36,688

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	29,376	4,557	476
Realized gain distributions	—	—	—
Net realized gains (losses)	29,376	4,557	476

Net change in unrealized appreciation (depreciation)	43,809	56,448	173,865

Net realized and change in unrealized gains (losses)	73,185	61,005	174,341

Increase (decrease) in net assets from operations	$93,002	$87,275	$211,029

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	F53	T28	G30
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$15,721	$24,629	$1,707
Expenses:
Mortality and expense risk charges	—	—	(378)

Net investment income (loss)	15,721	24,629	1,329

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(9,778)	(13,475)	(625)
Realized gain distributions	41,626	—	18,529
Net realized gains (losses)	31,848	(13,475)	17,904

Net change in unrealized appreciation (depreciation)	293,646	4,124	11,235

Net realized and change in unrealized gains (losses)	325,494	(9,351)	29,139

Increase (decrease) in net assets from operations	$341,215	$15,278	$30,468

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	G32	521	G33
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,658	$1,075	$6,300
Expenses:
Mortality and expense risk charges	(81)	(792)	(816)

Net investment income (loss)	2,577	283	5,484

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,816	3,260	(1,954)
Realized gain distributions	78,227	50,715	5,320
Net realized gains (losses)	82,043	53,975	3,366

Net change in unrealized appreciation (depreciation)	32,490	(6,038)	16,479

Net realized and change in unrealized gains (losses)	114,533	47,937	19,845

Increase (decrease) in net assets from operations	$117,110	$48,220	$25,329

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	G31	V15	V35
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$45,689	$—	$607
Expenses:
Mortality and expense risk charges	(2,266)	(672)	(95)

Net investment income (loss)	43,423	(672)	512

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	159,428	112,984	6,029
Realized gain distributions	1,316,856	164,679	—
Net realized gains (losses)	1,476,284	277,663	6,029

Net change in unrealized appreciation (depreciation)	(101,143)	(113,865)	57,991

Net realized and change in unrealized gains (losses)	1,375,141	163,798	64,020

Increase (decrease) in net assets from operations	$1,418,564	$163,126	$64,532

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	V13	A39	V11
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,554	$8,470	$10,778
Expenses:
Mortality and expense risk charges	—	(256)	(88)

Net investment income (loss)	1,554	8,214	10,690

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	20,988	9,084	21,949
Realized gain distributions	—	29,010	6,434
Net realized gains (losses)	20,988	38,094	28,383

Net change in unrealized appreciation (depreciation)	22,969	260,040	64,909

Net realized and change in unrealized gains (losses)	43,957	298,134	93,292

Increase (decrease) in net assets from operations	$45,511	$306,348	$103,982

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	IB1	A21	I76
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$22,088	$83,782	$420
Expenses:
Mortality and expense risk charges	—	(1,143)	—

Net investment income (loss)	22,088	82,639	420

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	48,040	111,472	5,034
Realized gain distributions	—	442,466	13,299
Net realized gains (losses)	48,040	553,938	18,333

Net change in unrealized appreciation (depreciation)	287,732	(261,593)	22,183

Net realized and change in unrealized gains (losses)	335,772	292,345	40,516

Increase (decrease) in net assets from operations	$357,860	$374,984	$40,936

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	MB0	MB1	MB5
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$18,246	$—
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	—	18,246	—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,608	9,061	98,771
Realized gain distributions	152,098	—	424,617
Net realized gains (losses)	155,706	9,061	523,388

Net change in unrealized appreciation (depreciation)	(11,799)	50,421	(283,830)

Net realized and change in unrealized gains (losses)	143,907	59,482	239,558

Increase (decrease) in net assets from operations	$143,907	$77,728	$239,558

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	MA9	M07	MD8
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$7,960	$65,892	$—
Expenses:
Mortality and expense risk charges	—	(2,186)	(2,287)

Net investment income (loss)	7,960	63,706	(2,287)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	9,532	154,980	—
Realized gain distributions	—	175,507	—
Net realized gains (losses)	9,532	330,487	—

Net change in unrealized appreciation (depreciation)	112,320	43,146	—

Net realized and change in unrealized gains (losses)	121,852	373,633	—

Increase (decrease) in net assets from operations	$129,812	$437,339	$(2,287)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	M35	M31	MF1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,742	$—	$—
Expenses:
Mortality and expense risk charges	—	(341)	(2,609)

Net investment income (loss)	2,742	(341)	(2,609)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	13,445	414,388	274,886
Realized gain distributions	8,315	423,271	1,446,022
Net realized gains (losses)	21,760	837,659	1,720,908

Net change in unrealized appreciation (depreciation)	(1,158)	(192,152)	(788,430)

Net realized and change in unrealized gains (losses)	20,602	645,507	932,478

Increase (decrease) in net assets from operations	$23,344	$645,166	$929,869

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	M05	M06	M33
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$156,694	$30,446
Expenses:
Mortality and expense risk charges	(755)	(1,396)	—

Net investment income (loss)	(755)	155,298	30,446

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	222,833	83,505	259,063
Realized gain distributions	800,543	424	318,954
Net realized gains (losses)	1,023,376	83,929	578,017

Net change in unrealized appreciation (depreciation)	(947,880)	(281,091)	650,314

Net realized and change in unrealized gains (losses)	75,496	(197,162)	1,228,331

Increase (decrease) in net assets from operations	$74,741	$(41,864)	$1,258,777

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	M44	M40	M83
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$41,799	$4,143	$116,208
Expenses:
Mortality and expense risk charges	(886)	—	(786)

Net investment income (loss)	40,913	4,143	115,422

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	10,550	3,714	121,180
Realized gain distributions	81,449	9,340	193,518
Net realized gains (losses)	91,999	13,054	314,698

Net change in unrealized appreciation (depreciation)	191,313	17,662	1,474,641

Net realized and change in unrealized gains (losses)	283,312	30,716	1,789,339

Increase (decrease) in net assets from operations	$324,225	$34,859	$1,904,761

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	M08	MB6	MA0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$16,463	$20,608	$37,166
Expenses:
Mortality and expense risk charges	—	(2,073)	—

Net investment income (loss)	16,463	18,535	37,166

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	20,635	127,017	5,349
Realized gain distributions	32,359	127,672	27,047
Net realized gains (losses)	52,994	254,689	32,396

Net change in unrealized appreciation (depreciation)	253,589	202,002	(93,228)

Net realized and change in unrealized gains (losses)	306,583	456,691	(60,832)

Increase (decrease) in net assets from operations	$323,046	$475,226	$(23,666)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	MA1	M92	M96
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$6,886	$1,274	$57,216
Expenses:
Mortality and expense risk charges	—	—	(231)

Net investment income (loss)	6,886	1,274	56,985

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	62,637	443	(15,225)
Realized gain distributions	221	7,399	—
Net realized gains (losses)	62,858	7,842	(15,225)

Net change in unrealized appreciation (depreciation)	(245,512)	(4,889)	(96,540)

Net realized and change in unrealized gains (losses)	(182,654)	2,953	(111,765)

Increase (decrease) in net assets from operations	$(175,768)	$4,227	$(54,780)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	MD2	MA6	M97
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$6,142	$216,707	$9,585
Expenses:
Mortality and expense risk charges	—	(435)	(91)

Net investment income (loss)	6,142	216,272	9,494

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(5,319)	(47,342)	39,814
Realized gain distributions	—	—	78,173
Net realized gains (losses)	(5,319)	(47,342)	117,987

Net change in unrealized appreciation (depreciation)	(13,395)	(24,860)	29,506

Net realized and change in unrealized gains (losses)	(18,714)	(72,202)	147,493

Increase (decrease) in net assets from operations	$(12,572)	$144,070	$156,987

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	MD5	MD6	ME3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,033	$5,777	$2,918
Expenses:
Mortality and expense risk charges	—	(1,102)	—

Net investment income (loss)	3,033	4,675	2,918

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	44,220	63,844	4,775
Realized gain distributions	32,254	307,655	20,994
Net realized gains (losses)	76,474	371,499	25,769

Net change in unrealized appreciation (depreciation)	(18,324)	165,601	12,923

Net realized and change in unrealized gains (losses)	58,150	537,100	38,692

Increase (decrease) in net assets from operations	$61,183	$541,775	$41,610

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	MB8	MF4	MF6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$41,759	$71,049	$83,813
Expenses:
Mortality and expense risk charges	(337)	—	(462)

Net investment income (loss)	41,422	71,049	83,351

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	9,949	18,911	213,444
Realized gain distributions	—	118,341	—
Net realized gains (losses)	9,949	137,252	213,444

Net change in unrealized appreciation (depreciation)	1,132,379	(1,074)	1,174,965

Net realized and change in unrealized gains (losses)	1,142,328	136,178	1,388,409

Increase (decrease) in net assets from operations	$1,183,750	$207,227	$1,471,760

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	MF8	MG0	MF2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$55,147	$10,066	$107,624
Expenses:
Mortality and expense risk charges	(612)	(8)	(400)

Net investment income (loss)	54,535	10,058	107,224

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	45,003	35,543	7,359
Realized gain distributions	192,388	16,084	9,014
Net realized gains (losses)	237,391	51,627	16,373

Net change in unrealized appreciation (depreciation)	177,905	(55,448)	(115,919)

Net realized and change in unrealized gains (losses)	415,296	(3,821)	(99,546)

Increase (decrease) in net assets from operations	$469,831	$6,237	$7,678

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	MG3	MG5	ME0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$43,419	$146,513	$6,357
Expenses:
Mortality and expense risk charges	—	(486)	(202)

Net investment income (loss)	43,419	146,027	6,155

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	28,265	97,268	(13,969)
Realized gain distributions	36,783	328,005	18,112
Net realized gains (losses)	65,048	425,273	4,143

Net change in unrealized appreciation (depreciation)	1,324,311	214,409	235,136

Net realized and change in unrealized gains (losses)	1,389,359	639,682	239,279

Increase (decrease) in net assets from operations	$1,432,778	$785,709	$245,434

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	V43	O01	O19
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$—
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	—	—	—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	140,913	35,066	9,326
Realized gain distributions	210,614	79,470	6,753
Net realized gains (losses)	351,527	114,536	16,079

Net change in unrealized appreciation (depreciation)	(493,080)	184,529	11,294

Net realized and change in unrealized gains (losses)	(141,553)	299,065	27,373

Increase (decrease) in net assets from operations	$(141,553)	$299,065	$27,373

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	O00	O20	O21
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$1,391
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	—	—	1,391

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,866	1,468	2,261
Realized gain distributions	27,461	9,139	15,815
Net realized gains (losses)	30,327	10,607	18,076

Net change in unrealized appreciation (depreciation)	13,388	12,853	43,402

Net realized and change in unrealized gains (losses)	43,715	23,460	61,478

Increase (decrease) in net assets from operations	$43,715	$23,460	$62,869

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	P10	PK8	PK9
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$14,817	$120,820	$590
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	14,817	120,820	590

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,523	(13,839)	250
Realized gain distributions	—	—	3,069
Net realized gains (losses)	1,523	(13,839)	3,319

Net change in unrealized appreciation (depreciation)	73,316	(175,745)	(530)

Net realized and change in unrealized gains (losses)	74,839	(189,584)	2,789

Increase (decrease) in net assets from operations	$89,656	$(68,764)	$3,379

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	P06	P07	307
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$77,005	$130,168	$—
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	77,005	130,168	—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	16,285	(8,609)	695,490
Realized gain distributions	—	303,481	1,195,937
Net realized gains (losses)	16,285	294,872	1,891,427

Net change in unrealized appreciation (depreciation)	(8,925)	(517,993)	(163,406)

Net realized and change in unrealized gains (losses)	7,360	(223,121)	1,728,021

Increase (decrease) in net assets from operations	$84,365	$(92,953)	$1,728,021

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

W42
Sub-Account
Income:
Dividend income	$1,642
Expenses:
Mortality and expense risk charges	—

Net investment income (loss)	1,642

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	684
Realized gain distributions	6,902
Net realized gains (losses)	7,586

Net change in unrealized appreciation (depreciation)	8,568

Net realized and change in unrealized gains (losses)	16,154

Increase (decrease) in net assets from operations	$17,796

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	AL1 Sub-Account		A70 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$318	$2,208	$—	$410
Net realized gains (losses)	2,911	1,874	19,960	12,072
Net change in unrealized appreciation/ depreciation	11,365	6,210	6,391	18,996

Increase (decrease) in net assets from operations	14,594	10,292	26,351	31,478

Contract Owner Transactions:
Purchase payments received	11,212	11,506	427	427
Transfers between Sub-Accounts (including the Fixed Account), net	(6)	(6,306)	11,770	12
Withdrawals, surrenders, annuitizations and contract charges	(177)	(187)	(803)	(1,762)
Mortality and expense risk charges	(43)	(32)	—	—
Charges for life insurance protection and monthly administration charge	(3,751)	(6,604)	(4,639)	(4,079)

Net increase (decrease) from contract owner transactions	7,235	(1,623)	6,755	(5,402)

Total increase (decrease) in net assets	21,829	8,669	33,106	26,076
Net assets at beginning of year	106,307	97,638	110,286	84,210

Net assets at end of year	$128,136	$106,307	$143,392	$110,286

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	A71 Sub-Account		A98 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$34,277	$55,739	$2,424	$2,343
Net realized gains (losses)	185,672	338,390	3,295	(261)
Net change in unrealized appreciation/ depreciation	1,068,498	(311,827)	9,923	5,030

Increase (decrease) in net assets from operations	1,288,447	82,302	15,642	7,112

Contract Owner Transactions:
Purchase payments received	124,180	127,971	10,683	10,079
Transfers between Sub-Accounts (including the Fixed Account), net	(23,176)	(140,044)	(55,327)	2,040
Withdrawals, surrenders, annuitizations and contract charges	(206,456)	(69,794)	(2,656)	38
Mortality and expense risk charges	—	—	(41)	(31)
Charges for life insurance protection and monthly administration charge	(220,902)	(201,755)	(2,147)	(2,554)

Net increase (decrease) from contract owner transactions	(326,354)	(283,622)	(49,488)	9,572

Total increase (decrease) in net assets	962,093	(201,320)	(33,846)	16,684
Net assets at beginning of year	4,701,227	4,902,547	178,547	161,863

Net assets at end of year	$5,663,320	$4,701,227	$144,701	$178,547

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	A55 Sub-Account		A54 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$4,911	$2,027	$—	$—
Net realized gains (losses)	41,052	1,637	515,527	171,794
Net change in unrealized appreciation/ depreciation	57,634	18,629	(457,800)	367,682

Increase (decrease) in net assets from operations	103,597	22,293	57,727	539,476

Contract Owner Transactions:
Purchase payments received	4,066	4,165	24,535	23,781
Transfers between Sub-Accounts (including the Fixed Account), net	289,106	104	(43,894)	(173)
Withdrawals, surrenders, annuitizations and contract charges	(1,256)	(384)	(3,561)	(24,149)
Mortality and expense risk charges	—	—	—	—
Charges for life insurance protection and monthly administration charge	(12,356)	(5,555)	(40,991)	(52,357)

Net increase (decrease) from contract owner transactions	279,560	(1,670)	(63,911)	(52,898)

Total increase (decrease) in net assets	383,157	20,623	(6,184)	486,578
Net assets at beginning of year	170,391	149,768	1,357,296	870,718

Net assets at end of year	$553,548	$170,391	$1,351,112	$1,357,296

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	A51 Sub-Account		308 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$(17)	$1,028	$17,156	$22,482
Net realized gains (losses)	52,009	182,977	63,956	11,866
Net change in unrealized appreciation/ depreciation	(57,904)	5,831	220,509	73,749

Increase (decrease) in net assets from operations	(5,912)	189,836	301,621	108,097

Contract Owner Transactions:
Purchase payments received	1,787	8,893	10,714	7,508
Transfers between Sub-Accounts (including the Fixed Account), net	13,241	(416,219)	(399,637)	478
Withdrawals, surrenders, annuitizations and contract charges	(379)	(409)	(4)	(65,639)
Mortality and expense risk charges	—	—	(653)	(1,462)
Charges for life insurance protection and monthly administration charge	(2,508)	(7,927)	(48,834)	(53,662)

Net increase (decrease) from contract owner transactions	12,141	(415,662)	(438,414)	(112,777)

Total increase (decrease) in net assets	6,229	(225,826)	(136,793)	(4,680)
Net assets at beginning of year	127,154	352,980	1,420,999	1,425,679

Net assets at end of year	$133,383	$127,154	$1,284,206	$1,420,999

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	301 Sub-Account		304 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$17,139	$8,448	$2,465	$2,131
Net realized gains (losses)	11,809	14,247	54,347	34,567
Net change in unrealized appreciation/ depreciation	(43,978)	12,222	52,848	130,606

Increase (decrease) in net assets from operations	(15,030)	34,917	109,660	167,304

Contract Owner Transactions:
Purchase payments received	637	319	5,080	3,367
Transfers between Sub-Accounts (including the Fixed Account), net	916,583	143,790	(18,542)	(13,843)
Withdrawals, surrenders, annuitizations and contract charges	(8,242)	(29,185)	(9)	(42,873)
Mortality and expense risk charges	(1,051)	(232)	(393)	(687)
Charges for life insurance protection and monthly administration charge	(14,400)	(11,812)	(28,114)	(30,404)

Net increase (decrease) from contract owner transactions	893,527	102,880	(41,978)	(84,440)

Total increase (decrease) in net assets	878,497	137,797	67,682	82,864
Net assets at beginning of year	437,913	300,116	694,237	611,373

Net assets at end of year	$1,316,410	$437,913	$761,919	$694,237

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	309 Sub-Account		306 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$8,028	$5,098	$—	$816
Net realized gains (losses)	16,758	26,040	73,932	31,912
Net change in unrealized appreciation/ depreciation	42,954	(1,600)	(32,821)	113,565

Increase (decrease) in net assets from operations	67,740	29,538	41,111	146,293

Contract Owner Transactions:
Purchase payments received	13,463	15,131	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	18,812	(69,200)	(245,992)	—
Withdrawals, surrenders, annuitizations and contract charges	(5,122)	(4,829)	—	(157)
Mortality and expense risk charges	(382)	(485)	(239)	(318)
Charges for life insurance protection and monthly administration charge	(13,672)	(13,004)	(8,105)	(7,810)

Net increase (decrease) from contract owner transactions	13,099	(72,387)	(254,336)	(8,285)

Total increase (decrease) in net assets	80,839	(42,849)	(213,225)	138,008
Net assets at beginning of year	440,735	483,584	639,168	501,160

Net assets at end of year	$521,574	$440,735	$425,943	$639,168

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	303 Sub-Account		302 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$3,257	$5,695	$3,463	$8,474
Net realized gains (losses)	439,921	242,398	115,814	25,381
Net change in unrealized appreciation/ depreciation	(144,416)	512,987	(55,329)	46,532

Increase (decrease) in net assets from operations	298,762	761,080	63,948	80,387

Contract Owner Transactions:
Purchase payments received	5,986	8,911	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(526,013)	(526,776)	(424,865)	(81,692)
Withdrawals, surrenders, annuitizations and contract charges	(51,772)	(64,643)	(5,735)	(15,886)
Mortality and expense risk charges	(825)	(2,074)	(168)	(513)
Charges for life insurance protection and monthly administration charge	(37,770)	(44,231)	(1,388)	(3,492)

Net increase (decrease) from contract owner transactions	(610,394)	(628,813)	(432,156)	(101,583)

Total increase (decrease) in net assets	(311,632)	132,267	(368,208)	(21,196)
Net assets at beginning of year	1,862,605	1,730,338	673,228	694,424

Net assets at end of year	$1,550,973	$1,862,605	$305,020	$673,228

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	305 Sub-Account		300 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$4,643	$22,460	$103,633	$24,086
Net realized gains (losses)	(2,819)	(1,283)	26,801	(27,578)
Net change in unrealized appreciation/ depreciation	10,771	(1,555)	(190,844)	547,289

Increase (decrease) in net assets from operations	12,595	19,622	(60,410)	543,797

Contract Owner Transactions:
Purchase payments received	4,669	3,156	8,222	12,121
Transfers between Sub-Accounts (including the Fixed Account), net	(183,926)	(2,956)	(209,047)	100,860
Withdrawals, surrenders, annuitizations and contract charges	—	—	(13,240)	(17,572)
Mortality and expense risk charges	(72)	(304)	(2,151)	(2,567)
Charges for life insurance protection and monthly administration charge	(1,283)	(2,680)	(43,424)	(46,204)

Net increase (decrease) from contract owner transactions	(180,612)	(2,784)	(259,640)	46,638

Total increase (decrease) in net assets	(168,017)	16,838	(320,050)	590,435
Net assets at beginning of year	279,013	262,175	4,382,922	3,792,487

Net assets at end of year	$110,996	$279,013	$4,062,872	$4,382,922

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	B18 Sub-Account		C60 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$18,894	$23,027	$—	$—
Net realized gains (losses)	445,029	146,518	19,896	44,142
Net change in unrealized appreciation/ depreciation	(334,961)	174,423	159,062	79,309

Increase (decrease) in net assets from operations	128,962	343,968	178,958	123,451

Contract Owner Transactions:
Purchase payments received	36,950	50,552	21,279	22,493
Transfers between Sub-Accounts (including the Fixed Account), net	273,344	62,379	154,213	(72,129)
Withdrawals, surrenders, annuitizations and contract charges	(118,003)	(97,013)	(2,624)	(20,017)
Mortality and expense risk charges	(304)	(362)	(207)	(172)
Charges for life insurance protection and monthly administration charge	(72,169)	(72,188)	(17,723)	(14,270)

Net increase (decrease) from contract owner transactions	119,818	(56,632)	154,938	(84,095)

Total increase (decrease) in net assets	248,780	287,336	333,896	39,356
Net assets at beginning of year	2,016,365	1,729,029	494,062	454,706

Net assets at end of year	$2,265,145	$2,016,365	$827,958	$494,062

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	D37 Sub-Account		D55 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$11,515	$4,990	$35,449	$41,455
Net realized gains (losses)	87,217	(44,150)	569,433	541,607
Net change in unrealized appreciation/ depreciation	143,438	132,097	213,751	329,288

Increase (decrease) in net assets from operations	242,170	92,937	818,633	912,350

Contract Owner Transactions:
Purchase payments received	21,577	22,632	49,894	44,788
Transfers between Sub-Accounts (including the Fixed Account), net	(5,257)	(97,050)	(60,511)	(91,684)
Withdrawals, surrenders, annuitizations and contract charges	(69,092)	(7,489)	(115,525)	(54,056)
Mortality and expense risk charges	—	—	(252)	(172)
Charges for life insurance protection and monthly administration charge	(41,002)	(34,587)	(198,464)	(156,360)

Net increase (decrease) from contract owner transactions	(93,774)	(116,494)	(324,858)	(257,484)

Total increase (decrease) in net assets	148,396	(23,557)	493,775	654,866
Net assets at beginning of year	1,050,101	1,073,658	5,774,705	5,119,839

Net assets at end of year	$1,198,497	$1,050,101	$6,268,480	$5,774,705

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	S61 Sub-Account		D18 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$33,137	$27,384	$24,089	$23,465
Net realized gains (losses)	(44,990)	46,405	44,961	(34,993)
Net change in unrealized appreciation/ depreciation	685,139	(122,819)	813,076	265,817

Increase (decrease) in net assets from operations	673,286	(49,030)	882,126	254,289

Contract Owner Transactions:
Purchase payments received	51,603	49,208	109,681	115,121
Transfers between Sub-Accounts (including the Fixed Account), net	(1,908)	(20,929)	(23,046)	(174,951)
Withdrawals, surrenders, annuitizations and contract charges	(107,803)	(99,208)	(106,201)	(54,286)
Mortality and expense risk charges	—	—	—	—
Charges for life insurance protection and monthly administration charge	(83,911)	(71,257)	(147,690)	(135,391)

Net increase (decrease) from contract owner transactions	(142,019)	(142,186)	(167,256)	(249,507)

Total increase (decrease) in net assets	531,267	(191,216)	714,870	4,782
Net assets at beginning of year	2,227,170	2,418,386	3,462,949	3,458,167

Net assets at end of year	$2,758,437	$2,227,170	$4,177,819	$3,462,949

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	FD7 Sub-Account		F24 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$19,146	$18,077	$544	$1,261
Net realized gains (losses)	199,411	42,069	298,144	49,162
Net change in unrealized appreciation/ depreciation	173,951	251,238	198,690	389,616

Increase (decrease) in net assets from operations	392,508	311,384	497,378	440,039

Contract Owner Transactions:
Purchase payments received	109,407	44,565	46,997	48,390
Transfers between Sub-Accounts (including the Fixed Account), net	1,015,405	292,437	(14,694)	(50,872)
Withdrawals, surrenders, annuitizations and contract charges	(27,851)	33,025	(30,124)	(97,757)
Mortality and expense risk charges	(537)	(326)	(393)	(627)
Charges for life insurance protection and monthly administration charge	(95,610)	(53,224)	(40,678)	(40,032)

Net increase (decrease) from contract owner transactions	1,000,814	316,477	(38,892)	(140,898)

Total increase (decrease) in net assets	1,393,322	627,861	458,486	299,141
Net assets at beginning of year	1,762,778	1,134,917	1,824,707	1,525,566

Net assets at end of year	$3,156,100	$1,762,778	$2,283,193	$1,824,707

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	F29 Sub-Account		F15 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$4,998	$13,096	$511	$517
Net realized gains (losses)	1,811,723	610,663	3,233	2,580
Net change in unrealized appreciation/ depreciation	781,895	1,782,790	1,278	3,582

Increase (decrease) in net assets from operations	2,598,616	2,406,549	5,022	6,679

Contract Owner Transactions:
Purchase payments received	139,827	158,384	4,728	5,792
Transfers between Sub-Accounts (including the Fixed Account), net	(127,628)	(555,027)	—	—
Withdrawals, surrenders, annuitizations and contract charges	(276,655)	(337,807)	(92)	(90)
Mortality and expense risk charges	—	—	(22)	(17)
Charges for life insurance protection and monthly administration charge	(375,997)	(343,815)	(2,283)	(2,143)

Net increase (decrease) from contract owner transactions	(640,453)	(1,078,265)	2,331	3,542

Total increase (decrease) in net assets	1,958,163	1,328,284	7,353	10,221
Net assets at beginning of year	9,761,893	8,433,609	54,613	44,392

Net assets at end of year	$11,720,056	$9,761,893	$61,966	$54,613

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	F14 Sub-Account		F21 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$788	$737	$—	$2,275
Net realized gains (losses)	5,160	4,504	1,354,637	664,265
Net change in unrealized appreciation/ depreciation	4,196	6,782	(175,569)	954,716

Increase (decrease) in net assets from operations	10,144	12,023	1,179,068	1,621,256

Contract Owner Transactions:
Purchase payments received	3,710	3,958	89,468	84,038
Transfers between Sub-Accounts (including the Fixed Account), net	(2)	9	355,168	318,048
Withdrawals, surrenders, annuitizations and contract charges	(570)	(551)	(269,634)	(392,674)
Mortality and expense risk charges	—	—	—	—
Charges for life insurance protection and monthly administration charge	(2,742)	(2,479)	(123,893)	(116,447)

Net increase (decrease) from contract owner transactions	396	937	51,109	(107,035)

Total increase (decrease) in net assets	10,540	12,960	1,230,177	1,514,221
Net assets at beginning of year	83,726	70,766	4,928,545	3,414,324

Net assets at end of year	$94,266	$83,726	$6,158,722	$4,928,545

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	F26 Sub-Account		FM7 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$223,180	$247,915	$262,563	$308,004
Net realized gains (losses)	806,644	2,149,638	1,469,981	1,228,439
Net change in unrealized appreciation/ depreciation	4,011,136	426,571	3,871,341	1,609,414

Increase (decrease) in net assets from operations	5,040,960	2,824,124	5,603,885	3,145,857

Contract Owner Transactions:
Purchase payments received	119,400	135,835	504,439	592,141
Transfers between Sub-Accounts (including the Fixed Account), net	654,657	(2,242,385)	(936,329)	(129,047)
Withdrawals, surrenders, annuitizations and contract charges	(152,462)	(54,035)	(694,770)	(1,539,316)
Mortality and expense risk charges	(10,515)	(11,555)	—	—
Charges for life insurance protection and monthly administration charge	(201,421)	(201,741)	(989,367)	(985,775)

Net increase (decrease) from contract owner transactions	409,659	(2,373,881)	(2,116,027)	(2,061,997)

Total increase (decrease) in net assets	5,450,619	450,243	3,487,858	1,083,860
Net assets at beginning of year	18,324,515	17,874,272	20,854,779	19,770,919

Net assets at end of year	$23,775,134	$18,324,515	$24,342,637	$20,854,779

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	F41 Sub-Account		FM8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$6,992	$7,669	$684	$12,887
Net realized gains (losses)	765,735	(46,977)	—	—
Net change in unrealized appreciation/ depreciation	(277,600)	339,747	—	—

Increase (decrease) in net assets from operations	495,127	300,439	684	12,887

Contract Owner Transactions:
Purchase payments received	47,791	40,109	295,727	399,054
Transfers between Sub-Accounts (including the Fixed Account), net	(862,391)	(242,587)	394,151	2,140,664
Withdrawals, surrenders, annuitizations and contract charges	(22,984)	(13,316)	(266,194)	(210,583)
Mortality and expense risk charges	(483)	(669)	—	—
Charges for life insurance protection and monthly administration charge	(46,715)	(42,302)	(208,264)	(458,293)

Net increase (decrease) from contract owner transactions	(884,782)	(258,765)	215,420	1,870,842

Total increase (decrease) in net assets	(389,655)	41,674	216,104	1,883,729
Net assets at beginning of year	2,392,960	2,351,286	6,522,845	4,639,116

Net assets at end of year	$2,003,305	$2,392,960	$6,738,949	$6,522,845

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	F23 Sub-Account		FE3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$31,037	$19,560	$13,710	$44,775
Net realized gains (losses)	718,851	222,817	(18,524)	48,735
Net change in unrealized appreciation/ depreciation	480,419	610,467	68,611	13,100

Increase (decrease) in net assets from operations	1,230,307	852,844	63,797	106,610

Contract Owner Transactions:
Purchase payments received	168,538	180,846	76,601	81,142
Transfers between Sub-Accounts (including the Fixed Account), net	92,257	(56,728)	(150,782)	(27,668)
Withdrawals, surrenders, annuitizations and contract charges	(206,882)	(331,828)	(272,981)	(83,502)
Mortality and expense risk charges	—	—	(510)	(738)
Charges for life insurance protection and monthly administration charge	(266,047)	(245,485)	(39,019)	(50,533)

Net increase (decrease) from contract owner transactions	(212,134)	(453,195)	(386,691)	(81,299)

Total increase (decrease) in net assets	1,018,173	399,649	(322,894)	25,311
Net assets at beginning of year	6,378,356	5,978,707	1,797,143	1,771,832

Net assets at end of year	$7,396,529	$6,378,356	$1,474,249	$1,797,143

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	T20 Sub-Account		FE6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$86,089	$127,143	$552	$402
Net realized gains (losses)	(125,374)	(137,298)	23	7,175
Net change in unrealized appreciation/ depreciation	232,579	(8,788)	2,935	(4,408)

Increase (decrease) in net assets from operations	193,294	(18,943)	3,510	3,169

Contract Owner Transactions:
Purchase payments received	328,429	165,355	118	118
Transfers between Sub-Accounts (including the Fixed Account), net	63,307	73,321	—	—
Withdrawals, surrenders, annuitizations and contract charges	(244,220)	35,393	(203)	(176)
Mortality and expense risk charges	—	—	—	—
Charges for life insurance protection and monthly administration charge	(217,110)	(203,316)	(214)	(202)

Net increase (decrease) from contract owner transactions	(69,594)	70,753	(299)	(260)

Total increase (decrease) in net assets	123,700	51,810	3,211	2,909
Net assets at beginning of year	4,471,271	4,419,461	30,164	27,255

Net assets at end of year	$4,594,971	$4,471,271	$33,375	$30,164

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	F56 Sub-Account		F59 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$19,817	$46,748	$26,270	$33,001
Net realized gains (losses)	29,376	(15,774)	4,557	(19,634)
Net change in unrealized appreciation/ depreciation	43,809	61,077	56,448	(18,622)

Increase (decrease) in net assets from operations	93,002	92,051	87,275	(5,255)

Contract Owner Transactions:
Purchase payments received	52,556	59,041	13,308	12,063
Transfers between Sub-Accounts (including the Fixed Account), net	(22,351)	34,198	49,204	(63,700)
Withdrawals, surrenders, annuitizations and contract charges	(215,706)	(69,235)	(37,869)	(28,756)
Mortality and expense risk charges	(18)	(50)	(140)	(182)
Charges for life insurance protection and monthly administration charge	(85,910)	(81,317)	(12,033)	(11,880)

Net increase (decrease) from contract owner transactions	(271,429)	(57,363)	12,470	(92,455)

Total increase (decrease) in net assets	(178,427)	34,688	99,745	(97,710)
Net assets at beginning of year	1,735,748	1,701,060	512,434	610,144

Net assets at end of year	$1,557,321	$1,735,748	$612,179	$512,434

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	F54 Sub-Account		F53 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$36,688	$27,621	$15,721	$17,624
Net realized gains (losses)	476	1,491	31,848	(43,645)
Net change in unrealized appreciation/ depreciation	173,865	(100,670)	293,646	67,865

Increase (decrease) in net assets from operations	211,029	(71,558)	341,215	41,844

Contract Owner Transactions:
Purchase payments received	28,430	32,204	24,092	26,481
Transfers between Sub-Accounts (including the Fixed Account), net	25,563	(41,769)	(22,263)	(102,346)
Withdrawals, surrenders, annuitizations and contract charges	(24,162)	(7,565)	(13,378)	(28,146)
Mortality and expense risk charges	(524)	(442)	(411)	(621)
Charges for life insurance protection and monthly administration charge	(33,151)	(32,011)	(31,959)	(27,010)

Net increase (decrease) from contract owner transactions	(3,844)	(49,583)	(43,919)	(131,642)

Total increase (decrease) in net assets	207,185	(121,141)	297,296	(89,798)
Net assets at beginning of year	1,084,688	1,205,829	1,325,948	1,415,746

Net assets at end of year	$1,291,873	$1,084,688	$1,623,244	$1,325,948

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	T28 Sub-Account		T29 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$24,629	$41,406	$—	$—
Net realized gains (losses)	(13,475)	(3,201)	—	—
Net change in unrealized appreciation/ depreciation	4,124	(8,236)	—	—

Increase (decrease) in net assets from operations	15,278	29,969	—	—

Contract Owner Transactions:
Purchase payments received	24,885	26,884	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(263,679)	25,058	—	—
Withdrawals, surrenders, annuitizations and contract charges	(16,897)	(3,041)	—	—
Mortality and expense risk charges	(296)	(416)	—	—
Charges for life insurance protection and monthly administration charge	(14,166)	(18,459)	(5)	(6)

Net increase (decrease) from contract owner transactions	(270,153)	30,026	(5)	(6)

Total increase (decrease) in net assets	(254,875)	59,995	(5)	(6)
Net assets at beginning of year	876,204	816,209	8	14

Net assets at end of year	$621,329	$876,204	$3	$8

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	G30 Sub-Account		G32 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$1,329	$1,368	$2,577	$1,511
Net realized gains (losses)	17,904	(8,087)	82,043	(13,622)
Net change in unrealized appreciation/ depreciation	11,235	8,928	32,490	22,964

Increase (decrease) in net assets from operations	30,468	2,209	117,110	10,853

Contract Owner Transactions:
Purchase payments received	2,212	2,797	569	739
Transfers between Sub-Accounts (including the Fixed Account), net	(5,627)	4,958	222,505	(34,430)
Withdrawals, surrenders, annuitizations and contract charges	(18)	(27,638)	(3,032)	(3,572)
Mortality and expense risk charges	—	—	—	—
Charges for life insurance protection and monthly administration charge	(3,675)	(3,863)	(10,844)	(6,034)

Net increase (decrease) from contract owner transactions	(7,108)	(23,746)	209,198	(43,297)

Total increase (decrease) in net assets	23,360	(21,537)	326,308	(32,444)
Net assets at beginning of year	131,428	152,965	282,950	315,394

Net assets at end of year	$154,788	$131,428	$609,258	$282,950

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	521 Sub-Account		G33 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$283	$(167)	$5,484	$2,795
Net realized gains (losses)	53,975	3,303	3,366	(5,623)
Net change in unrealized appreciation/ depreciation	(6,038)	14,456	16,479	19,098

Increase (decrease) in net assets from operations	48,220	17,592	25,329	16,270

Contract Owner Transactions:
Purchase payments received	4,451	5,396	12,578	12,339
Transfers between Sub-Accounts (including the Fixed Account), net	(35,228)	(333)	(43,704)	(653)
Withdrawals, surrenders, annuitizations and contract charges	(99)	(6,973)	(1,823)	(261)
Mortality and expense risk charges	—	—	—	—
Charges for life insurance protection and monthly administration charge	(5,294)	(4,949)	(14,278)	(13,822)

Net increase (decrease) from contract owner transactions	(36,170)	(6,859)	(47,227)	(2,397)

Total increase (decrease) in net assets	12,050	10,733	(21,898)	13,873
Net assets at beginning of year	225,265	214,532	245,944	232,071

Net assets at end of year	$237,315	$225,265	$224,046	$245,944

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	G31 Sub-Account		V15 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$43,423	$36,617	$(672)	$136
Net realized gains (losses)	1,476,284	290,375	277,663	177,669
Net change in unrealized appreciation/ depreciation	(101,143)	405,173	(113,865)	263,862

Increase (decrease) in net assets from operations	1,418,564	732,165	163,126	441,667

Contract Owner Transactions:
Purchase payments received	86,487	77,834	13,245	16,520
Transfers between Sub-Accounts (including the Fixed Account), net	(80,135)	(36,244)	(155,186)	(31,648)
Withdrawals, surrenders, annuitizations and contract charges	(109,688)	(137,252)	3,831	(108,181)
Mortality and expense risk charges	—	—	—	—
Charges for life insurance protection and monthly administration charge	(180,927)	(162,790)	(48,345)	(47,671)

Net increase (decrease) from contract owner transactions	(284,263)	(258,452)	(186,455)	(170,980)

Total increase (decrease) in net assets	1,134,301	473,713	(23,329)	270,687
Net assets at beginning of year	4,938,784	4,465,071	1,449,203	1,178,516

Net assets at end of year	$6,073,085	$4,938,784	$1,425,874	$1,449,203

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	V35 Sub-Account		V13 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$512	$1,284	$1,554	$5,916
Net realized gains (losses)	6,029	(1,177)	20,988	7,985
Net change in unrealized appreciation/ depreciation	57,991	6,273	22,969	(16,235)

Increase (decrease) in net assets from operations	64,532	6,380	45,511	(2,334)

Contract Owner Transactions:
Purchase payments received	10,380	8,589	4,660	6,204
Transfers between Sub-Accounts (including the Fixed Account), net	26,401	9,113	(255,853)	556
Withdrawals, surrenders, annuitizations and contract charges	(5,692)	(2,708)	(17,698)	(473)
Mortality and expense risk charges	(13)	(17)	(52)	(210)
Charges for life insurance protection and monthly administration charge	(11,601)	(9,041)	(3,205)	(4,026)

Net increase (decrease) from contract owner transactions	19,475	5,936	(272,148)	2,051

Total increase (decrease) in net assets	84,007	12,316	(226,637)	(283)
Net assets at beginning of year	228,132	215,816	311,479	311,762

Net assets at end of year	$312,139	$228,132	$84,842	$311,479

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	A39 Sub-Account		V11 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$8,214	$13,331	$10,690	$11,807
Net realized gains (losses)	38,094	257,603	28,383	15,277
Net change in unrealized appreciation/ depreciation	260,040	(134,228)	64,909	20,288

Increase (decrease) in net assets from operations	306,348	136,706	103,982	47,372

Contract Owner Transactions:
Purchase payments received	16,995	20,888	6,831	9,032
Transfers between Sub-Accounts (including the Fixed Account), net	(15,951)	(12,817)	27,111	13,602
Withdrawals, surrenders, annuitizations and contract charges	(21,989)	(88,312)	(13,895)	(82,868)
Mortality and expense risk charges	(436)	(370)	(75)	(225)
Charges for life insurance protection and monthly administration charge	(32,856)	(33,971)	(20,833)	(21,304)

Net increase (decrease) from contract owner transactions	(54,237)	(114,582)	(861)	(81,763)

Total increase (decrease) in net assets	252,111	22,124	103,121	(34,391)
Net assets at beginning of year	1,135,988	1,113,864	596,908	631,299

Net assets at end of year	$1,388,099	$1,135,988	$700,029	$596,908

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	IB1 Sub-Account		A21 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$22,088	$26,313	$82,639	$132,851
Net realized gains (losses)	48,040	(55,129)	553,938	142,944
Net change in unrealized appreciation/ depreciation	287,732	28,622	(261,593)	473,283

Increase (decrease) in net assets from operations	357,860	(194)	374,984	749,078

Contract Owner Transactions:
Purchase payments received	112,526	27,964	142,827	140,803
Transfers between Sub-Accounts (including the Fixed Account), net	(159,018)	(51,187)	(58,204)	(78,332)
Withdrawals, surrenders, annuitizations and contract charges	(105,919)	(28,791)	(154,442)	(336,174)
Mortality and expense risk charges	—	—	(258)	(347)
Charges for life insurance protection and monthly administration charge	(69,754)	(61,434)	(285,108)	(275,077)

Net increase (decrease) from contract owner transactions	(222,165)	(113,448)	(355,185)	(549,127)

Total increase (decrease) in net assets	135,695	(113,642)	19,799	199,951
Net assets at beginning of year	1,321,300	1,434,942	6,447,185	6,247,234

Net assets at end of year	$1,456,995	$1,321,300	$6,466,984	$6,447,185

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	I84 Sub-Account[4]		I76 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$—	$—	$420	$550
Net realized gains (losses)	—	(18,659)	18,333	14,535
Net change in unrealized appreciation/ depreciation	—	11,090	22,183	26,359

Increase (decrease) in net assets from operations	—	(7,569)	40,936	41,444

Contract Owner Transactions:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	(214,371)	35,470	2,797
Withdrawals, surrenders, annuitizations and contract charges	—	(180)	(8,117)	(9,226)
Mortality and expense risk charges	—	—	—	—
Charges for life insurance protection and monthly administration charge	—	(2,324)	(7,822)	(5,493)

Net increase (decrease) from contract owner transactions	—	(216,875)	19,531	(11,922)

Total increase (decrease) in net assets	—	(224,444)	60,467	29,522
Net assets at beginning of year	—	224,444	194,275	164,753

Net assets at end of year	$—	$—	$254,742	$194,275

[4]	Invesco V.I. Mid Cap Growth Fund Series I Sub-Account (I84) was closed on April 30, 2020 due to merger.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MB0 Sub-Account		MB1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$—	$—	$18,246	$10,173
Net realized gains (losses)	155,706	(10,750)	9,061	(17,385)
Net change in unrealized appreciation/ depreciation	(11,799)	130,429	50,421	62,244

Increase (decrease) in net assets from operations	143,907	119,679	77,728	55,032

Contract Owner Transactions:
Purchase payments received	21,350	17,976	14,031	15,453
Transfers between Sub-Accounts (including the Fixed Account), net	(58,077)	(29,226)	(7,839)	(3,536)
Withdrawals, surrenders, annuitizations and contract charges	2,219	(12,271)	(2,022)	(1,983)
Mortality and expense risk charges	—	—	—	—
Charges for life insurance protection and monthly administration charge	(23,034)	(19,659)	(21,841)	(19,547)

Net increase (decrease) from contract owner transactions	(57,542)	(43,180)	(17,671)	(9,613)

Total increase (decrease) in net assets	86,365	76,499	60,057	45,419
Net assets at beginning of year	829,554	753,055	707,335	661,916

Net assets at end of year	$915,919	$829,554	$767,392	$707,335

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MB5 Sub-Account		MA9 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$—	$—	$7,960	$7,825
Net realized gains (losses)	523,388	193,680	9,532	(12,501)
Net change in unrealized appreciation/ depreciation	(283,830)	45,681	112,320	(21,898)

Increase (decrease) in net assets from operations	239,558	239,361	129,812	(26,574)

Contract Owner Transactions:
Purchase payments received	22,898	18,672	16,691	14,955
Transfers between Sub-Accounts (including the Fixed Account), net	1,368,844	(173,299)	(41,852)	(32,202)
Withdrawals, surrenders, annuitizations and contract charges	4,086	(14,884)	(871)	(6,933)
Mortality and expense risk charges	—	—	—	—
Charges for life insurance protection and monthly administration charge	(44,401)	(33,621)	(15,134)	(13,702)

Net increase (decrease) from contract owner transactions	1,351,427	(203,132)	(41,166)	(37,882)

Total increase (decrease) in net assets	1,590,985	36,229	88,646	(64,456)
Net assets at beginning of year	1,080,655	1,044,426	435,583	500,039

Net assets at end of year	$2,671,640	$1,080,655	$524,229	$435,583

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	M07 Sub-Account		MD8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$63,706	$69,961	$(2,287)	$7,042
Net realized gains (losses)	330,487	128,682	—	—
Net change in unrealized appreciation/ depreciation	43,146	88,570	—	—

Increase (decrease) in net assets from operations	437,339	287,213	(2,287)	7,042

Contract Owner Transactions:
Purchase payments received	91,192	76,423	468,787	336,728
Transfers between Sub-Accounts (including the Fixed Account), net	(194,278)	(94,065)	(2,277,224)	4,406,818
Withdrawals, surrenders, annuitizations and contract charges	(277,774)	(214,514)	(492,434)	(2,542,618)
Mortality and expense risk charges	—	—	(1,091)	(1,253)
Charges for life insurance protection and monthly administration charge	(128,195)	(130,760)	(433,792)	(410,551)

Net increase (decrease) from contract owner transactions	(509,055)	(362,916)	(2,735,754)	1,789,124

Total increase (decrease) in net assets	(71,716)	(75,703)	(2,738,041)	1,796,166
Net assets at beginning of year	3,222,900	3,298,603	5,812,610	4,016,444

Net assets at end of year	$3,151,184	$3,222,900	$3,074,569	$5,812,610

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	M35 Sub-Account		M31 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$2,742	$3,197	$(341)	$(686)
Net realized gains (losses)	21,760	11,785	837,659	687,389
Net change in unrealized appreciation/ depreciation	(1,158)	(7,150)	(192,152)	225,987

Increase (decrease) in net assets from operations	23,344	7,832	645,166	912,690

Contract Owner Transactions:
Purchase payments received	10,041	9,129	66,502	70,126
Transfers between Sub-Accounts (including the Fixed Account), net	49,748	(109,215)	(1,009,263)	(640,237)
Withdrawals, surrenders, annuitizations and contract charges	(33,138)	(1,064)	(333,505)	(32,061)
Mortality and expense risk charges	(92)	(269)	(976)	(874)
Charges for life insurance protection and monthly administration charge	(7,835)	(8,058)	(131,817)	(132,165)

Net increase (decrease) from contract owner transactions	18,724	(109,477)	(1,409,059)	(735,211)

Total increase (decrease) in net assets	42,068	(101,645)	(763,893)	177,479
Net assets at beginning of year	172,704	274,349	3,838,930	3,661,451

Net assets at end of year	$214,772	$172,704	$3,075,037	$3,838,930

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MF1 Sub-Account		M05 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$(2,609)	$(2,216)	$(755)	$(544)
Net realized gains (losses)	1,720,908	780,894	1,023,376	465,159
Net change in unrealized appreciation/ depreciation	(788,430)	1,217,773	(947,880)	1,121,138

Increase (decrease) in net assets from operations	929,869	1,996,451	74,741	1,585,753

Contract Owner Transactions:
Purchase payments received	58,374	85,574	82,263	92,084
Transfers between Sub-Accounts (including the Fixed Account), net	1,130,202	(1,488,672)	(269,521)	(66,913)
Withdrawals, surrenders, annuitizations and contract charges	(156,667)	(145,440)	(198,426)	(94,796)
Mortality and expense risk charges	(582)	(746)	(375)	(321)
Charges for life insurance protection and monthly administration charge	(265,547)	(252,469)	(216,650)	(176,599)

Net increase (decrease) from contract owner transactions	765,780	(1,801,753)	(602,709)	(246,545)

Total increase (decrease) in net assets	1,695,649	194,698	(527,968)	1,339,208
Net assets at beginning of year	6,732,574	6,537,876	5,247,553	3,908,345

Net assets at end of year	$8,428,223	$6,732,574	$4,719,585	$5,247,553

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	M06 Sub-Account		M33 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$155,298	$199,036	$30,446	$34,306
Net realized gains (losses)	83,929	53,073	578,017	371,608
Net change in unrealized appreciation/ depreciation	(281,091)	202,189	650,314	296,499

Increase (decrease) in net assets from operations	(41,864)	454,298	1,258,777	702,413

Contract Owner Transactions:
Purchase payments received	130,441	164,746	93,016	102,520
Transfers between Sub-Accounts (including the Fixed Account), net	(1,234,752)	(180,242)	(622,830)	(300,863)
Withdrawals, surrenders, annuitizations and contract charges	(124,660)	(166,262)	(375,093)	(80,324)
Mortality and expense risk charges	(3,346)	(4,402)	(1,166)	(430)
Charges for life insurance protection and monthly administration charge	(158,636)	(191,132)	(233,270)	(214,882)

Net increase (decrease) from contract owner transactions	(1,390,953)	(377,292)	(1,139,343)	(493,979)

Total increase (decrease) in net assets	(1,432,817)	77,006	119,434	208,434
Net assets at beginning of year	5,970,012	5,893,006	5,424,185	5,215,751

Net assets at end of year	$4,537,195	$5,970,012	$5,543,619	$5,424,185

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	M44 Sub-Account		M40 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$40,913	$60,133	$4,143	$5,078
Net realized gains (losses)	91,999	21,154	13,054	5,324
Net change in unrealized appreciation/ depreciation	191,313	31,091	17,662	3,492

Increase (decrease) in net assets from operations	324,225	112,378	34,859	13,894

Contract Owner Transactions:
Purchase payments received	49,515	58,210	12,697	13,908
Transfers between Sub-Accounts (including the Fixed Account), net	(20,761)	(323,058)	10,410	(373)
Withdrawals, surrenders, annuitizations and contract charges	(81,472)	(58,036)	(24,042)	(2,832)
Mortality and expense risk charges	—	—	(153)	(224)
Charges for life insurance protection and monthly administration charge	(71,945)	(81,127)	(8,723)	(8,694)

Net increase (decrease) from contract owner transactions	(124,663)	(404,011)	(9,811)	1,785

Total increase (decrease) in net assets	199,562	(291,633)	25,048	15,679
Net assets at beginning of year	2,356,164	2,647,797	252,614	236,935

Net assets at end of year	$2,555,726	$2,356,164	$277,662	$252,614

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	M83 Sub-Account		M08 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$115,422	$104,152	$16,463	$15,715
Net realized gains (losses)	314,698	238,751	52,994	42,520
Net change in unrealized appreciation/ depreciation	1,474,641	(115,051)	253,589	(15,903)

Increase (decrease) in net assets from operations	1,904,761	227,852	323,046	42,332

Contract Owner Transactions:
Purchase payments received	118,639	139,896	31,420	31,716
Transfers between Sub-Accounts (including the Fixed Account), net	219,635	(87,355)	(90,049)	442
Withdrawals, surrenders, annuitizations and contract charges	(251,230)	(256,658)	(13,093)	(5,859)
Mortality and expense risk charges	(1,447)	(1,304)	(345)	(378)
Charges for life insurance protection and monthly administration charge	(268,856)	(281,143)	(32,198)	(30,406)

Net increase (decrease) from contract owner transactions	(183,259)	(486,564)	(104,265)	(4,485)

Total increase (decrease) in net assets	1,721,502	(258,712)	218,781	37,847
Net assets at beginning of year	7,496,365	7,755,077	1,312,402	1,274,555

Net assets at end of year	$9,217,867	$7,496,365	$1,531,183	$1,312,402

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MB6 Sub-Account		MA0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$18,535	$25,732	$37,166	$40,044
Net realized gains (losses)	254,689	111,169	32,396	27,380
Net change in unrealized appreciation/ depreciation	202,002	106,416	(93,228)	58,132

Increase (decrease) in net assets from operations	475,226	243,317	(23,666)	125,556

Contract Owner Transactions:
Purchase payments received	23,840	46,165	18,941	18,731
Transfers between Sub-Accounts (including the Fixed Account), net	(240,044)	(60,658)	7,515	123,587
Withdrawals, surrenders, annuitizations and contract charges	(88,972)	(38,456)	(30,343)	(73,535)
Mortality and expense risk charges	—	—	(532)	(1,146)
Charges for life insurance protection and monthly administration charge	(59,112)	(59,235)	(29,831)	(37,765)

Net increase (decrease) from contract owner transactions	(364,288)	(112,184)	(34,250)	29,872

Total increase (decrease) in net assets	110,938	131,133	(57,916)	155,428
Net assets at beginning of year	1,879,918	1,748,785	1,402,875	1,247,447

Net assets at end of year	$1,990,856	$1,879,918	$1,344,959	$1,402,875

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MA1 Sub-Account		M92 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$6,886	$71,256	$1,274	$2,476
Net realized gains (losses)	62,858	210,050	7,842	8,070
Net change in unrealized appreciation/ depreciation	(245,512)	(51,133)	(4,889)	(2,155)

Increase (decrease) in net assets from operations	(175,768)	230,173	4,227	8,391

Contract Owner Transactions:
Purchase payments received	24,716	33,818	3,814	726
Transfers between Sub-Accounts (including the Fixed Account), net	112,591	(215,940)	1,851	1,204
Withdrawals, surrenders, annuitizations and contract charges	(129,775)	(61,919)	(1)	(33,672)
Mortality and expense risk charges	(1,575)	(1,722)	(131)	(351)
Charges for life insurance protection and monthly administration charge	(38,300)	(43,725)	(12,251)	(17,627)

Net increase (decrease) from contract owner transactions	(32,343)	(289,488)	(6,718)	(49,720)

Total increase (decrease) in net assets	(208,111)	(59,315)	(2,491)	(41,329)
Net assets at beginning of year	2,645,255	2,704,570	163,588	204,917

Net assets at end of year	$2,437,144	$2,645,255	$161,097	$163,588

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	M96 Sub-Account		MD2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$56,985	$89,278	$6,142	$16,999
Net realized gains (losses)	(15,225)	168	(5,319)	415
Net change in unrealized appreciation/ depreciation	(96,540)	100,577	(13,395)	6,933

Increase (decrease) in net assets from operations	(54,780)	190,023	(12,572)	24,347

Contract Owner Transactions:
Purchase payments received	103,757	101,915	17,846	20,053
Transfers between Sub-Accounts (including the Fixed Account), net	(464,905)	(38,250)	(217,308)	293,595
Withdrawals, surrenders, annuitizations and contract charges	(15,729)	(42,477)	(122,008)	(48,610)
Mortality and expense risk charges	—	—	(306)	(411)
Charges for life insurance protection and monthly administration charge	(154,693)	(167,471)	(14,869)	(20,733)

Net increase (decrease) from contract owner transactions	(531,570)	(146,283)	(336,645)	243,894

Total increase (decrease) in net assets	(586,350)	43,740	(349,217)	268,241
Net assets at beginning of year	3,010,384	2,966,644	623,202	354,961

Net assets at end of year	$2,424,034	$3,010,384	$273,985	$623,202

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MA6 Sub-Account		M97 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$216,272	$226,782	$9,494	$20,185
Net realized gains (losses)	(47,342)	(36,332)	117,987	26,600
Net change in unrealized appreciation/ depreciation	(24,860)	10,487	29,506	175,396

Increase (decrease) in net assets from operations	144,070	200,937	156,987	222,181

Contract Owner Transactions:
Purchase payments received	151,412	122,996	39,680	36,925
Transfers between Sub-Accounts (including the Fixed Account), net	234,999	(59,681)	130,967	289
Withdrawals, surrenders, annuitizations and contract charges	(243,208)	(174,064)	(21,913)	(22,403)
Mortality and expense risk charges	(374)	(823)	—	—
Charges for life insurance protection and monthly administration charge	(226,579)	(245,280)	(60,309)	(53,344)

Net increase (decrease) from contract owner transactions	(83,750)	(356,852)	88,425	(38,533)

Total increase (decrease) in net assets	60,320	(155,915)	245,412	183,648
Net assets at beginning of year	4,269,473	4,425,388	1,623,303	1,439,655

Net assets at end of year	$4,329,793	$4,269,473	$1,868,715	$1,623,303

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MD5 Sub-Account		MD6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$3,033	$4,119	$4,675	$7,481
Net realized gains (losses)	76,474	11,828	371,499	285,796
Net change in unrealized appreciation/ depreciation	(18,324)	37,986	165,601	57,925

Increase (decrease) in net assets from operations	61,183	53,933	541,775	351,202

Contract Owner Transactions:
Purchase payments received	7,156	5,880	39,471	42,301
Transfers between Sub-Accounts (including the Fixed Account), net	(222,585)	230,535	(47,269)	(334,102)
Withdrawals, surrenders, annuitizations and contract charges	(2,099)	(27,103)	(46,219)	(82,086)
Mortality and expense risk charges	(778)	(524)	—	—
Charges for life insurance protection and monthly administration charge	(17,881)	(18,753)	(67,842)	(67,519)

Net increase (decrease) from contract owner transactions	(236,187)	190,035	(121,859)	(441,406)

Total increase (decrease) in net assets	(175,004)	243,968	419,916	(90,204)
Net assets at beginning of year	640,831	396,863	2,176,300	2,266,504

Net assets at end of year	$465,827	$640,831	$2,596,216	$2,176,300

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	ME3 Sub-Account		MB8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$2,918	$3,203	$41,422	$29,078
Net realized gains (losses)	25,769	14,155	9,949	75,173
Net change in unrealized appreciation/ depreciation	12,923	17,420	1,132,379	(31,009)

Increase (decrease) in net assets from operations	41,610	34,778	1,183,750	73,242

Contract Owner Transactions:
Purchase payments received	8,795	10,494	94,883	101,339
Transfers between Sub-Accounts (including the Fixed Account), net	570,159	147,518	(176,889)	(26,856)
Withdrawals, surrenders, annuitizations and contract charges	(4,535)	(4,604)	(57,764)	(121,485)
Mortality and expense risk charges	(1,254)	(332)	(1,234)	(802)
Charges for life insurance protection and monthly administration charge	(13,345)	(10,478)	(154,243)	(130,735)

Net increase (decrease) from contract owner transactions	559,820	142,598	(295,247)	(178,539)

Total increase (decrease) in net assets	601,430	177,376	888,503	(105,297)
Net assets at beginning of year	406,710	229,334	4,069,962	4,175,259

Net assets at end of year	$1,008,140	$406,710	$4,958,465	$4,069,962

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MF4 Sub-Account		MF6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$71,049	$74,638	$83,351	$219,651
Net realized gains (losses)	137,252	96,415	213,444	195,261
Net change in unrealized appreciation/ depreciation	(1,074)	148,253	1,174,965	(422,496)

Increase (decrease) in net assets from operations	207,227	319,306	1,471,760	(7,584)

Contract Owner Transactions:
Purchase payments received	122,974	124,619	124,227	130,812
Transfers between Sub-Accounts (including the Fixed Account), net	172,300	942,380	(240,408)	(298,283)
Withdrawals, surrenders, annuitizations and contract charges	(80,351)	(154,855)	(92,455)	(93,953)
Mortality and expense risk charges	(863)	(1,290)	(322)	(416)
Charges for life insurance protection and monthly administration charge	(302,996)	(198,302)	(162,606)	(156,014)

Net increase (decrease) from contract owner transactions	(88,936)	712,552	(371,564)	(417,854)

Total increase (decrease) in net assets	118,291	1,031,858	1,100,196	(425,438)
Net assets at beginning of year	3,061,752	2,029,894	5,088,378	5,513,816

Net assets at end of year	$3,180,043	$3,061,752	$6,188,574	$5,088,378

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MF8 Sub-Account		MG0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$54,535	$62,615	$10,058	$4,221
Net realized gains (losses)	237,391	266,377	51,627	19,644
Net change in unrealized appreciation/ depreciation	177,905	115,001	(55,448)	99,811

Increase (decrease) in net assets from operations	469,831	443,993	6,237	123,676

Contract Owner Transactions:
Purchase payments received	59,544	147,320	12,364	13,894
Transfers between Sub-Accounts (including the Fixed Account), net	242,091	(1,174)	(205,710)	242,654
Withdrawals, surrenders, annuitizations and contract charges	(380,359)	(521,673)	(72,771)	(32,549)
Mortality and expense risk charges	(333)	(1,176)	(1,132)	(785)
Charges for life insurance protection and monthly administration charge	(117,724)	(107,398)	(17,568)	(20,360)

Net increase (decrease) from contract owner transactions	(196,781)	(484,101)	(284,817)	202,854

Total increase (decrease) in net assets	273,050	(40,108)	(278,580)	326,530
Net assets at beginning of year	3,035,162	3,075,270	1,214,751	888,221

Net assets at end of year	$3,308,212	$3,035,162	$936,171	$1,214,751

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MF2 Sub-Account		MG3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$107,224	$149,499	$43,419	$51,607
Net realized gains (losses)	16,373	1,845	65,048	76,412
Net change in unrealized appreciation/ depreciation	(115,919)	47,126	1,324,311	11,126

Increase (decrease) in net assets from operations	7,678	198,470	1,432,778	139,145

Contract Owner Transactions:
Purchase payments received	211,029	217,203	188,051	98,985
Transfers between Sub-Accounts (including the Fixed Account), net	(82,401)	201,009	(71,436)	(31,295)
Withdrawals, surrenders, annuitizations and contract charges	(122,980)	(85,555)	(209,456)	(232,045)
Mortality and expense risk charges	(309)	(269)	(222)	(443)
Charges for life insurance protection and monthly administration charge	(212,788)	(222,715)	(162,787)	(156,332)

Net increase (decrease) from contract owner transactions	(207,449)	109,673	(255,850)	(321,130)

Total increase (decrease) in net assets	(199,771)	308,143	1,176,928	(181,985)
Net assets at beginning of year	4,979,189	4,671,046	4,716,802	4,898,787

Net assets at end of year	$4,779,418	$4,979,189	$5,893,730	$4,716,802

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MG5 Sub-Account		ME0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$146,027	$144,481	$6,155	$7,370
Net realized gains (losses)	425,273	391,765	4,143	24,802
Net change in unrealized appreciation/ depreciation	214,409	309,795	235,136	1,798

Increase (decrease) in net assets from operations	785,709	846,041	245,434	33,970

Contract Owner Transactions:
Purchase payments received	183,321	189,804	18,022	16,698
Transfers between Sub-Accounts (including the Fixed Account), net	261,919	(119,780)	(175,237)	(46,984)
Withdrawals, surrenders, annuitizations and contract charges	(771,004)	(165,086)	(61,396)	(6,984)
Mortality and expense risk charges	(3,537)	(3,374)	(78)	(227)
Charges for life insurance protection and monthly administration charge	(190,891)	(192,909)	(35,777)	(29,918)

Net increase (decrease) from contract owner transactions	(520,192)	(291,345)	(254,466)	(67,415)

Total increase (decrease) in net assets	265,517	554,696	(9,032)	(33,445)
Net assets at beginning of year	6,663,734	6,109,038	869,902	903,347

Net assets at end of year	$6,929,251	$6,663,734	$860,870	$869,902

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	V43 Sub-Account		O01 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	351,527	99,715	114,536	184,251
Net change in unrealized appreciation/ depreciation	(493,080)	418,727	184,529	190,286

Increase (decrease) in net assets from operations	(141,553)	518,442	299,065	374,537

Contract Owner Transactions:
Purchase payments received	27,198	18,527	27,380	26,648
Transfers between Sub-Accounts (including the Fixed Account), net	(661,301)	503,200	(36,716)	(48,017)
Withdrawals, surrenders, annuitizations and contract charges	(51,362)	(17,064)	(38,145)	(32,341)
Mortality and expense risk charges	(251)	(417)	—	—
Charges for life insurance protection and monthly administration charge	(23,210)	(27,357)	(50,789)	(46,826)

Net increase (decrease) from contract owner transactions	(708,926)	476,889	(98,270)	(100,536)

Total increase (decrease) in net assets	(850,479)	995,331	200,795	274,001
Net assets at beginning of year	1,332,509	337,178	1,371,213	1,097,212

Net assets at end of year	$482,030	$1,332,509	$1,572,008	$1,371,213

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	O19 Sub-Account		O00 Sub-Account[5]
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	16,079	22,652	30,327	1,373
Net change in unrealized appreciation/ depreciation	11,294	16,576	13,388	75,573

Increase (decrease) in net assets from operations	27,373	39,228	43,715	76,946

Contract Owner Transactions:
Purchase payments received	1,109	1,306	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(1,314)	(3,749)	—	161,807
Withdrawals, surrenders, annuitizations and contract charges	(21,191)	(284)	(607)	(1,577)
Mortality and expense risk charges	(37)	(79)	—	—
Charges for life insurance protection and monthly administration charge	(1,069)	(1,023)	(6,974)	(5,031)

Net increase (decrease) from contract owner transactions	(22,502)	(3,829)	(7,581)	155,199

Total increase (decrease) in net assets	4,871	35,399	36,134	232,145
Net assets at beginning of year	124,784	89,385	232,145	—

Net assets at end of year	$129,655	$124,784	$268,279	$232,145

[5]	The 2020 activities for this Sub-Account are for the period from April 30, 2020 to December 31, 2020.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	O20 Sub-Account		O21 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$—	$558	$1,391	$2,365
Net realized gains (losses)	10,607	5,375	18,076	20,488
Net change in unrealized appreciation/ depreciation	12,853	27,112	43,402	4,558

Increase (decrease) in net assets from operations	23,460	33,045	62,869	27,411

Contract Owner Transactions:
Purchase payments received	2,444	3,807	7,557	6,666
Transfers between Sub-Accounts (including the Fixed Account), net	4,436	1,737	(3,361)	(1,284)
Withdrawals, surrenders, annuitizations and contract charges	(678)	(1,526)	(3,330)	93
Mortality and expense risk charges	(9)	(7)	(115)	(85)
Charges for life insurance protection and monthly administration charge	(1,178)	(1,051)	(1,988)	(2,102)

Net increase (decrease) from contract owner transactions	5,015	2,960	(1,237)	3,288

Total increase (decrease) in net assets	28,475	36,005	61,632	30,699
Net assets at beginning of year	152,146	116,141	227,103	196,404

Net assets at end of year	$180,621	$152,146	$288,735	$227,103

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	P10 Sub-Account		PK8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$14,817	$14,884	$120,820	$127,072
Net realized gains (losses)	1,523	(20,241)	(13,839)	(38,224)
Net change in unrealized appreciation/ depreciation	73,316	5,929	(175,745)	65,235

Increase (decrease) in net assets from operations	89,656	572	(68,764)	154,083

Contract Owner Transactions:
Purchase payments received	15,697	18,684	107,946	103,914
Transfers between Sub-Accounts (including the Fixed Account), net	224,306	5,082	97,162	(273,034)
Withdrawals, surrenders, annuitizations and contract charges	(11,963)	(14,207)	(213,484)	(131,646)
Mortality and expense risk charges	(376)	(207)	(255)	(467)
Charges for life insurance protection and monthly administration charge	(12,975)	(10,346)	(118,406)	(126,102)

Net increase (decrease) from contract owner transactions	214,689	(994)	(127,037)	(427,335)

Total increase (decrease) in net assets	304,345	(422)	(195,801)	(273,252)
Net assets at beginning of year	258,538	258,960	2,769,908	3,043,160

Net assets at end of year	$562,883	$258,538	$2,574,107	$2,769,908

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	PK9 Sub-Account		P06 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$590	$3,609	$77,005	$20,964
Net realized gains (losses)	3,319	(451)	16,285	3,100
Net change in unrealized appreciation/ depreciation	(530)	(2,654)	(8,925)	137,127

Increase (decrease) in net assets from operations	3,379	504	84,365	161,191

Contract Owner Transactions:
Purchase payments received	—	3,234	72,414	104,151
Transfers between Sub-Accounts (including the Fixed Account), net	—	(59,643)	31,447	49,443
Withdrawals, surrenders, annuitizations and contract charges	(31)	(27)	(101,754)	(59,490)
Mortality and expense risk charges	(4)	(50)	—	—
Charges for life insurance protection and monthly administration charge	(2,425)	(2,178)	(93,267)	(112,408)

Net increase (decrease) from contract owner transactions	(2,460)	(58,664)	(91,160)	(18,304)

Total increase (decrease) in net assets	919	(58,160)	(6,795)	142,887
Net assets at beginning of year	27,779	85,939	1,588,309	1,445,422

Net assets at end of year	$28,698	$27,779	$1,581,514	$1,588,309

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	P07 Sub-Account		307 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$130,168	$153,893	$—	$—
Net realized gains (losses)	294,872	106,448	1,891,427	988,926
Net change in unrealized appreciation/ depreciation	(517,993)	342,381	(163,406)	1,609,045

Increase (decrease) in net assets from operations	(92,953)	602,722	1,728,021	2,597,971

Contract Owner Transactions:
Purchase payments received	311,222	284,792	139,381	145,054
Transfers between Sub-Accounts (including the Fixed Account), net	679,903	(429,894)	(55,629)	(457,736)
Withdrawals, surrenders, annuitizations and contract charges	(460,753)	(277,317)	(292,285)	(164,850)
Mortality and expense risk charges	(14)	(14)	—	—
Charges for life insurance protection and monthly administration charge	(426,486)	(499,900)	(322,355)	(307,816)

Net increase (decrease) from contract owner transactions	103,872	(922,333)	(530,888)	(785,348)

Total increase (decrease) in net assets	10,919	(319,611)	1,197,133	1,812,623
Net assets at beginning of year	7,202,074	7,521,685	9,936,461	8,123,838

Net assets at end of year	$7,212,993	$7,202,074	$11,133,594	$9,936,461

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	W42 Sub-Account
	December 31,	December 31,
	2021	2020
Operations:
Net investment income (loss)	$1,642	$—
Net realized gains (losses)	7,586	14,942
Net change in unrealized appreciation/ depreciation	8,568	23,935

Increase (decrease) in net assets from operations	17,796	38,877

Contract Owner Transactions:
Purchase payments received	5,750	5,126
Transfers between Sub-Accounts (including the Fixed Account), net	(353)	(3,514)
Withdrawals, surrenders, annuitizations and contract charges	(2,277)	73
Mortality and expense risk charges	(92)	(64)
Charges for life insurance protection and monthly administration charge	(1,655)	(1,667)

Net increase (decrease) from contract owner transactions	1,373	(46)

Total increase (decrease) in net assets	19,169	38,831
Net assets at beginning of year	194,435	155,604

Net assets at end of year	$213,604	$194,435

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2021

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account I (the “Variable Account”) is a separate account of Delaware Life Insurance Company (the “Sponsor”). The Variable Account was established on August 25, 1999 as a funding vehicle for the variable portion of Futurity Variable Universal Life (“VUL”) contracts, Futurity Protector VUL contracts, Futurity Protector II VUL contracts, Futurity Accumulator VUL contracts, Futurity Accumulator II VUL contracts, Futurity Survivorship VUL contracts, Futurity Survivorship II VUL contracts, Executive VUL contracts, Prime VUL contracts, Protector VUL contracts, Prime Survivorship VUL contracts and certain other individual variable universal life insurance contracts (the “Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
O01	Invesco Oppenheimer V.I. Capital Appreciation Fund, Series I	4/30/2021
O00	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series I	4/30/2021
O19	Invesco Oppenheimer V.I. Capital Appreciation Fund, Series II	4/30/2021
O20	Invesco Oppenheimer V.I. Global Fund, Series II	4/30/2021
O21	Invesco Oppenheimer V.I. Main Street Fund, Series II	4/30/2021
D37	Delaware VIP Smid Cap Core Series Standard Class	4/30/2021
308	American Funds Insurance Series Blue Chip Income Growth Fund Class 2	5/1/2021
309	American Funds Insurance Series Global Growth Income Fund Class 2	5/1/2021
305	American Funds Insurance Series High Income Bond Fund Class 2	5/1/2021
301	American Funds Insurance Series Bond Fund Class 2	5/1/2021

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years), is as follows:

Sub-Account	Effective Date
O00	April 30, 2020

There were no Sub-Accounts liquidated or merged with existing Sub-Accounts during the current year. There were no Sub-Accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2021. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Contract Loans

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset. Contract loan activity is reflected in the “Transfer between Sub-Accounts (including the Fixed Account), net” line on the Statements of Changes in Net Assets.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Sponsor’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate is the fair value measurements of investments. Actual results could vary from the amounts derived from Sponsor management’s estimates.

Subsequent events

The Sponsor’s management has evaluated events subsequent to December 31, 2021 noting that, there are no subsequent events requiring accounting adjustments or disclosure.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2021, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2021. There were no transfers between levels during the year ended December 31, 2021.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

4. RELATED-PARTY TRANSACTIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

Charges related to contracts sold to persons who are officers, directors, or employees of the Sponsor or an affiliate of the Sponsor may be waived.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted from the contract’s account value, through the redemption of fund units for the mortality and expense risks assumed by the Sponsor. For the Executive Product this charge is deducted daily over the duration of the policy, and is guaranteed not to exceed an annual rate of 0.60% of the Variable Account assets. For the Single Life (Futurity VUL, Protector VUL, Protector II VUL, Accumulator VUL, Accumulator II VUL, Prime VUL and Protector VUL) and Survivorship Products (Survivorship VUL, Survivorship II VUL and Prime Survivorship VUL) the charge is deducted monthly with the maximum deduction not exceeding an annual rate of 0.75% of the Variable Account assets over a range of five to 15 policy years, depending on the product purchased. Thereafter, the effective annual rates range from 0.10% to 0.20% for the Single Life Products, and 0.20% to 0.36% for the Survivorship Products. These charges are reflected in the Statements of Changes in Net Assets.

Administration charges

An account administration fee (“Account Fee”) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses and issuances costs. For the Executive Product, the monthly expense charge of $5 to $10 is deducted over the duration of the policy, combined with a monthly charge based on the specified face amount of the policy. The monthly charge for the Single Life Products ranges from $8 to $10 for all policy years, combined with a monthly face amount charge for the first 5 to 20 policy years following policy issue, or each specified face amount increase, depending on the product purchased. For the Futurity Survivorship II Product, the monthly expense charge is deducted for the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. For the Prime Survivorship Product, the monthly expense charge is $10 for all policy years, combined with a monthly face amount charge for the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. The Account Fee is reflected in the Statements of Changes in Net Assets as part of “Charges for life insurance protection and monthly administration charge”.

Sales charges

Certain charges are deducted from the premium before it is allocated by Sub-Account. For the Executive Product the charge on premiums up to and including the premium amount used to determine commission payments to Selling Broker-Dealers (“Target Premium”) will not exceed 35% in Policy Year 1, 12% in Policy Years 2-10 and 5% thereafter. The charge on premium in excess of Target Premium will not exceed 5%. The current charge for the Single Life Products can range from 5.25% to 15.00% of premium payments, depending on the product and riders purchased. For the Futurity Survivorship and Futurity Survivorship II Product, the charge is 6% of premiums, and is guaranteed not to exceed 8%. For the Prime Survivorship Product, the charge is 18.50% of premiums, and is guaranteed not to exceed 25%.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Charges for Life Insurance Protection

On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the applicable Commissioner’s Standard Ordinary Smoker and Nonsmoker Mortality Tables. These charges are reported in the Statements of Changes in Net Assets as part of “Charges for life insurance protection and monthly administration charge”.

Surrender charges

A surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract if the contract holder requests a full withdrawal prior to reaching the pay-out phase. The surrender charge is based on certain factors, including the specified face amount, the insured’s age, sex and rating class. For the Futurity Survivorship Product, the surrender charge period will generally end after 15 policy years from the date of policy issue, or 15 policy years from the effective date of each specified face amount increase. For the Single Life Products, depending on the product purchased, the surrender charge can apply to the first 9 to 15 policy years following the date of policy issue, or the respective policy years from the effective date of each specified face amount increase. The Executive Product and Prime Survivorship Product do not currently impose such surrender charges. Surrender charges when deducted are retained by the Sponsor. These charges are reflected as part of “Withdrawals, surrenders, annuitizations and contract charges” in the Statements of Changes in Net Assets.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction from the premium payment.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2021 were as follows:

	Purchases	Sales
AL1	$14,214	$3,898
A70	28,407	5,426
A71	311,273	603,350
A98	16,073	63,137
A55	332,529	10,835
A54	501,560	87,449
A51	73,506	17,364
308	28,224	449,482
301	1,264,479	346,882
304	43,203	47,256
309	50,298	18,233
306	9,818	254,336
303	234,616	655,695
302	87,163	513,407
305	11,209	187,178
300	112,709	268,716
B18	953,011	437,013
C60	186,792	31,854
D37	106,354	104,055
D55	2,651,882	2,571,267
S61	75,729	184,611
D18	141,736	260,190
FD7	1,310,229	123,576

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
F24	$311,116	$87,522
F29	1,581,765	881,799
F15	8,172	2,319
F14	7,927	3,003
F21	1,694,721	485,847
F26	2,090,879	1,307,068
FM7	788,939	2,475,988
F41	944,563	1,505,592
FM8	955,612	739,509
F23	759,981	419,121
FE3	123,724	492,576
T20	696,142	679,647
FE6	619	366
F56	106,293	357,905
F59	135,419	96,679
F54	90,510	57,666
F53	248,505	235,077
T28	67,333	312,857
T29	—	5
G30	22,130	9,380
G32	311,743	21,741
521	55,967	41,139
G33	24,087	60,510
G31	1,425,665	349,649
V15	181,397	203,845
V35	91,804	71,817
V13	5,698	276,292
A39	60,828	77,841
V11	352,002	335,739
IB1	124,314	324,391
A21	728,703	558,783
I76	49,153	15,903
MB0	177,538	82,982
MB1	53,796	53,221
MB5	1,988,624	212,580
MA9	29,463	62,669
MD8	5,486,076	8,224,117
M07	596,922	866,764
M35	140,176	110,395
M31	1,023,453	2,009,582
MF1	3,063,710	854,517
M05	2,331,436	2,134,357

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
M06	$816,487	$2,051,718
M33	409,011	1,198,954
M44	212,172	214,473
M40	36,719	33,047
M83	998,319	872,638
M08	101,841	157,284
MB6	244,323	462,404
MA0	122,116	92,153
MA1	213,447	238,683
M92	14,301	12,346
M96	141,845	616,430
MD2	54,280	384,783
MA6	770,513	637,991
M97	343,098	167,006
MD5	152,829	353,729
MD6	345,346	154,875
ME3	609,704	25,972
MB8	120,451	374,276
MF4	482,527	382,073
MF6	336,343	624,556
MF8	550,032	499,890
MG0	70,114	328,789
MF2	413,265	504,476
MG3	259,657	435,305
MG5	927,767	973,927
ME0	119,559	349,758
V43	677,797	1,176,109
O01	111,385	130,185
O19	7,359	23,108
O00	27,462	7,582
O20	16,667	2,513
O21	27,149	11,180
P10	278,245	48,739
PK8	280,214	286,431
PK9	3,659	2,460
P06	170,503	184,658
P07	1,384,440	846,919
307	1,607,972	942,923
W42	17,395	7,478

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2021 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AL1	412	146	266
A70	532	224	308
A71	10,256	18,989	(8,733)
A98	1,718	7,940	(6,222)
A55	8,317	374	7,943
A54	906	1,908	(1,002)
A51	451	301	150
308	299	12,194	(11,895)
301	72,155	20,684	51,471
304	115	957	(842)
309	911	512	399
306	13	6,274	(6,261)
303	609	9,577	(8,968)
302	1,631	11,844	(10,213)
305	276	7,631	(7,355)
300	393	10,278	(9,885)
B18	22,552	17,985	4,567
C60	7,804	1,393	6,411
D37	310	1,591	(1,281)
D55	66,312	73,880	(7,568)
S61	1,589	4,738	(3,149)
D18	4,171	7,920	(3,749)
FD7	27,397	3,139	24,258
F24	1,665	2,769	(1,104)
F29	5,572	15,119	(9,547)
F15	212	111	101
F14	167	149	18
F21	12,481	10,883	1,598
F26	46,197	39,454	6,743
FM7	15,413	62,178	(46,765)
F41	22,721	53,956	(31,235)
FM8	88,204	71,627	16,577
F23	12,904	20,175	(7,271)
FE3	6,307	26,851	(20,544)
T20	23,990	26,082	(2,092)
FE6	4	14	(10)
F56	3,761	11,471	(7,710)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
F59	5,270	4,640	630
F54	3,223	3,259	(36)
F53	6,988	8,190	(1,202)
T28	2,535	17,590	(15,055)
G30	73	311	(238)
G32	4,876	509	4,367
521	87	772	(685)
G33	815	3,473	(2,658)
G31	2,804	9,524	(6,720)
V15	642	5,296	(4,654)
V35	2,996	2,363	633
V13	175	11,424	(11,249)
A39	948	2,885	(1,937)
V11	11,019	11,145	(126)
IB1	2,700	7,997	(5,297)
A21	9,446	20,779	(11,333)
I76	1,134	506	628
MB0	994	2,541	(1,547)
MB1	3,986	5,472	(1,486)
MB5	34,143	5,235	28,908
MA9	1,595	3,281	(1,686)
MD8	524,402	788,540	(264,138)
M07	21,386	47,454	(26,068)
M35	6,775	5,861	914
M31	14,661	47,237	(32,576)
MF1	36,069	20,442	15,627
M05	37,925	53,860	(15,935)
M06	55,969	159,715	(103,746)
M33	4,570	37,436	(32,866)
M44	6,573	14,284	(7,711)
M40	1,701	2,293	(592)
M83	27,601	34,041	(6,440)
M08	3,383	8,583	(5,200)
MB6	2,572	11,361	(8,789)
MA0	2,872	4,525	(1,653)
MA1	19,162	21,276	(2,114)
M92	337	733	(396)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
M96	8,048	32,649	(24,601)
MD2	3,468	26,932	(23,464)
MA6	30,886	28,563	2,323
M97	8,825	5,980	2,845
MD5	3,983	11,180	(7,197)
MD6	1,061	4,204	(3,143)
ME3	36,983	1,776	35,207
MB8	2,443	9,043	(6,600)
MF4	12,382	16,205	(3,823)
MF6	8,976	18,462	(9,486)
MF8	8,814	13,577	(4,763)
MG0	2,888	20,723	(17,835)
MF2	30,855	46,369	(15,514)
MG3	7,464	15,128	(7,664)
MG5	16,482	31,550	(15,068)
ME0	2,571	8,849	(6,278)
V43	3,646	10,453	(6,807)
O01	705	2,555	(1,850)
O19	32	640	(608)
O00	—	464	(464)
O20	262	89	173
O21	351	357	(6)
P10	34,769	7,238	27,531
PK8	6,806	9,139	(2,333)
PK9	—	140	(140)
P06	4,878	8,745	(3,867)
P07	48,084	43,449	4,635
307	7,838	14,337	(6,499)
W42	237	191	46

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2020 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AL1	554	569	(15)
A70	21	335	(314)
A71	7,479	17,870	(10,391)
A98	2,567	868	1,699
A55	168	218	(50)
A54	841	2,099	(1,258)
A51	1,509	8,185	(6,676)
308	282	3,955	(3,673)
301	8,781	2,449	6,332
304	85	2,271	(2,186)
309	525	3,003	(2,478)
306	—	285	(285)
303	211	11,874	(11,663)
302	—	2,755	(2,755)
305	142	307	(165)
300	5,448	3,133	2,315
B18	21,294	24,165	(2,871)
C60	1,240	6,213	(4,973)
D37	1,552	3,919	(2,367)
D55	3,072	8,035	(4,963)
S61	4,476	9,248	(4,772)
D18	15,860	23,014	(7,154)
FD7	18,134	8,066	10,068
F24	1,864	7,107	(5,243)
F29	4,977	25,189	(20,212)
F15	302	123	179
F14	212	159	53
F21	18,559	18,123	436
F26	74,794	162,252	(87,458)
FM7	42,004	103,427	(61,423)
F41	55,493	70,377	(14,884)
FM8	208,197	64,214	143,983
F23	12,952	32,839	(19,887)
FE3	6,054	11,174	(5,120)
T20	37,605	33,999	3,606
FE6	5	16	(11)
F56	3,959	5,898	(1,939)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
F59	1,190	6,590	(5,400)
F54	2,806	6,380	(3,574)
F53	3,068	9,371	(6,303)
T28	3,089	1,289	1,800
G30	1,579	2,592	(1,013)
G32	919	2,330	(1,411)
521	422	564	(142)
G33	1,225	1,260	(35)
G31	5,635	14,091	(8,456)
V15	983	6,981	(5,998)
V35	1,095	739	356
V13	421	280	141
A39	992	5,592	(4,600)
V11	1,205	4,596	(3,391)
IB1	2,676	6,736	(4,060)
A21	10,407	32,863	(22,456)
I84	—	9,690	(9,690)
I76	153	711	(558)
MB0	4,539	6,248	(1,709)
MB1	6,944	8,173	(1,229)
MB5	9,285	16,149	(6,864)
MA9	2,816	5,352	(2,536)
MD8	1,277,602	1,104,803	172,799
M07	16,831	39,255	(22,424)
M35	717	8,024	(7,307)
M31	58,908	82,456	(23,548)
MF1	33,206	85,657	(52,451)
M05	39,653	51,477	(11,824)
M06	29,155	60,333	(31,178)
M33	22,888	44,354	(21,466)
M44	7,048	36,695	(29,647)
M40	1,169	1,006	163
M83	68,788	89,813	(21,025)
M08	7,094	7,283	(189)
MB6	3,062	6,654	(3,592)
MA0	7,507	6,266	1,241
MA1	6,291	36,171	(29,880)
M92	146	3,388	(3,242)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
M96	14,728	21,331	(6,603)
MD2	22,071	5,217	16,854
MA6	7,008	25,163	(18,155)
M97	2,026	3,473	(1,447)
MD5	10,524	4,372	6,152
MD6	2,938	17,684	(14,746)
ME3	11,744	1,293	10,451
MB8	9,197	13,754	(4,557)
MF4	134,639	101,366	33,273
MF6	5,821	16,902	(11,081)
MF8	4,767	19,707	(14,940)
MG0	18,012	5,482	12,530
MF2	40,707	32,724	7,983
MG3	15,937	29,002	(13,065)
MG5	7,340	18,112	(10,772)
ME0	1,669	3,634	(1,965)
V43	7,615	3,454	4,161
O01	1,673	4,332	(2,659)
O19	3,958	3,861	97
O00	16,181	524	15,657
O20	289	133	156
O21	348	208	140
P10	4,723	5,384	(661)
PK8	5,489	24,119	(18,630)
PK9	220	4,724	(4,504)
P06	13,412	14,512	(1,100)
P07	43,309	82,088	(38,779)
307	6,546	19,965	(13,419)
W42	280	249	31

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,					For the years ended December 31,
						Investment		Expense
					Net	Income		Ratio
	Units	Unit Value[4,5]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
AL1
2021	4,472	$28.6513			$128,136	0.27%		— %		13.36%
2020	4,206	25.2737			106,307	2.24		—		9.25
2019	4,221	23.1334			97,638	2.18		—		18.20
2018	4,101	19.5710			80,249	1.74		—		(6.41)
2017	3,853	20.9113			80,570	1.87		—		15.62
A70
2021	5,377	26.6683			143,392	—		—		22.57
2020	5,069	21.7575			110,286	0.45		—		39.08
2019	5,383	15.6437			84,210	0.16		—		29.78
2018	5,622	12.0539			67,771	—		—		(9.98)
2017	5,849	13.3906			78,326	0.29		—		36.30
A71
2021	142,706	39.6852			5,663,320	0.65		—		27.84
2020	151,439	31.0437			4,701,227	1.31		—		2.47
2019	161,830	30.2945			4,902,547	1.03		—		23.61
2018	165,426	24.5080			4,054,247	0.75		—		(5.84)
2017	178,080	26.0292			4,635,279	1.24		—		18.60
A98
2021	16,918	8.5533			144,701	1.67		—		10.85
2020	23,140	7.7159			178,547	1.60		—		2.21
2019	21,441	7.5489			161,863	0.76		—		16.79
2018	26,043	6.4637			168,337	1.15		—		(22.98)
2017	23,396	8.3919			196,331	2.03		—		25.09
A55
2021	13,367	41.4534	to	37.2473	553,548	1.23	—	to	0.50	31.66	to	31.01
2020	5,424	31.4848	to	28.4314	170,391	1.41	—	to	0.50	14.88	to	14.31
2019	5,474	27.4069	to	24.8728	149,768	1.59	—	to	0.50	29.47	to	28.83
2018	5,300	25.2288	to	19.3068	111,922	1.68	—	to	0.50	(4.61)	to	(5.09)
2017	5,428	22.1912	to	20.3418	120,614	1.54	—	to	0.50	21.32	to	20.72
A54
2021	21,414	63.0958			1,351,112	—		—		4.20
2020	22,416	60.5498			1,357,296	—		—		64.63
2019	23,674	36.7797			870,718	—		—		30.26
2018	27,912	28.2364			788,123	—		—		(7.44)
2017	30,722	30.5076			937,260	—		—		29.79
A51
2021	2,083	65.1452	to	49.0844	133,383	—	—	to	0.20	(6.06)	to	(6.25)
2020	1,933	69.3475	to	52.3552	127,154	0.30	—	to	0.20	67.15	to	66.82
2019	8,609	41.4879	to	31.3847	352,980	—	—	to	0.20	29.34	to	29.08
2018	14,913	32.0774	to	24.3143	475,132	—	—	to	0.20	1.44	to	1.23
2017	895	31.6233	to	24.0183	24,049	—	—	to	0.20	28.73	to	28.48

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
				Investment	Expense
			Net	Income	Ratio
	Units	Unit Value[4,5]	Assets	Ratio[1]	lowest to highest[2]	Total Return[3]
308
2021	28,737	$44.6881	$1,284,206	1.41%	— %	27.78%
2020	40,632	34.9727	1,420,999	1.74	—	8.68
2019	44,305	32.1786	1,425,679	2.06	—	21.38
2018	46,038	26.5109	1,220,508	1.93	—	(8.66)
2017	47,075	29.0233	1,366,271	1.95	—	17.04
301
2021	77,010	17.0940	1,316,410	2.83	—	(0.31)
2020	25,539	17.1467	437,913	2.17	—	9.73
2019	19,207	15.6257	300,116	2.58	—	9.36
2018	20,068	14.2886	286,744	2.47	—	(0.71)
2017	20,092	14.3912	289,144	1.28	—	3.66
304
2021	13,838	55.0582	761,919	0.34	—	16.42
2020	14,680	47.2926	694,237	0.35	—	30.47
2019	16,866	36.2492	611,373	1.13	—	35.28
2018	17,576	26.7964	470,961	0.67	—	(9.04)
2017	18,660	29.4604	549,727	0.59	—	31.47
309
2021	13,234	39.4111	521,574	1.64	—	14.78
2020	12,835	34.3375	440,735	1.27	—	8.73
2019	15,313	31.5799	483,584	1.97	—	31.14
2018	15,080	24.0807	363,128	1.62	—	(9.63)
2017	15,751	26.6463	419,716	2.14	—	26.06
306
2021	10,404	40.9391	425,943	—	—	6.74
2020	16,665	38.3545	639,168	0.16	—	29.72
2019	16,950	29.5666	501,160	0.16	—	31.52
2018	17,226	22.4810	387,256	0.08	—	(10.55)
2017	21,658	25.1316	544,307	0.44	—	25.89
303
2021	19,286	80.4191	1,550,973	0.21	—	21.99
2020	28,254	65.9233	1,862,605	0.33	—	52.08
2019	39,917	43.3480	1,730,338	0.77	—	30.77
2018	35,649	33.1474	1,181,692	0.44	—	(0.25)
2017	35,921	33.2295	1,193,661	0.49	—	28.29
302
2021	5,875	51.9331	305,020	1.05	—	24.10
2020	16,088	41.8495	673,228	1.35	—	13.55
2019	18,843	36.8570	694,424	1.60	—	26.14
2018	22,768	29.2199	665,227	1.44	—	(1.79)
2017	22,625	29.7514	673,086	1.40	—	22.38

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment		Expense
					Net	Income		Ratio
	Units	Unit Value[4,5]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
305
2021	4,263	$26.0380			$110,996	3.48%		— %			8.42%
2020	11,618	24.0162			279,013	8.79		—			7.94
2019	11,783	22.2495			262,175	6.43		—			12.55
2018	11,658	19.7680			230,465	6.31		—			(2.34)
2017	11,021	20.2418			223,086	6.22		—			6.89
300
2021	157,805	25.7462			4,062,872	2.45		—			(1.50)
2020	167,690	26.1371			4,382,922	0.68		—			13.97
2019	165,375	22.9327			3,792,487	1.42		—			22.88
2018	186,129	18.6623			3,473,598	1.74		—			(13.13)
2017	177,807	21.4836			3,819,934	1.37		—			32.14
B18
2021	86,614	26.1685	to	24.4972	2,265,145	0.85	—	to	0.50	6.42	to	5.89
2020	82,047	24.5909	to	23.1354	2,016,365	1.28	—	to	0.50	20.71	to	20.11
2019	84,918	20.3722	to	19.2622	1,729,029	1.23	—	to	0.50	17.75	to	17.17
2018	95,200	17.3005	to	16.4396	1,646,155	0.79	—	to	0.50	(7.58)	to	(8.04)
2017	117,566	18.7191	to	17.8771	2,199,314	1.24	—	to	0.50	13.71	to	13.14
C60
2021	27,388	30.2297			827,958	—		—			28.35
2020	20,977	23.5521			494,062	—		—			34.41
2019	25,950	17.5225			454,706	—		—			35.53
2018	44,387	12.9286			573,856	—		—			(4.14)
2017	55,681	13.4865			750,942	—		—			27.84
D37
2021	16,156	74.1807			1,198,497	0.97		—			23.18
2020	17,437	60.2228			1,050,101	0.56		—			11.08
2019	19,804	54.2135			1,073,658	0.55		—			29.63
2018	21,762	41.8215			910,127	0.20		—			(12.12)
2017	28,070	47.5879			1,335,775	0.28		—			18.65
D55
2021	96,745	71.4475	to	31.8088	6,268,480	0.54		—			14.18
2020	104,313	62.5736	to	27.8581	5,774,705	0.90		—			19.09
2019	109,276	52.5436	to	23.3927	5,119,839	0.78		—			24.87
2018	107,976	42.0782	to	18.7335	4,166,204	0.75		—			(11.42)
2017	113,747	47.5035	to	21.1488	4,978,871	0.74		—			14.03
S61
2021	58,673	47.0134			2,758,437	1.28		—			30.50
2020	61,822	36.0256			2,227,170	1.41		—			(0.80)
2019	66,594	36.3156			2,418,386	0.73		—			21.51
2018	68,587	29.8862			2,049,818	1.07		—			(16.01)
2017	91,687	35.5848			3,262,670	0.73		—			10.52

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment	Expense
					Net	Income	Ratio
	Units	Unit Value[4,5]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
D18
2021	86,422	$48.4457	to	$44.4177	$4,177,819	0.62%	—%	to	0.50%	25.88%	to	25.26%
2020	90,171	38.4848	to	35.4613	3,462,949	0.80	—	to	0.50	8.11	to	7.57
2019	97,325	35.5992	to	32.9664	3,458,167	0.62	—	to	0.50	20.18	to	19.58
2018	109,014	29.6208	to	27.5673	3,222,768	0.66	—	to	0.50	(15.49)	to	(15.91)
2017	121,771	35.0494	to	32.7837	4,259,972	1.06	—	to	0.50	15.38	to	14.80
FD7
2021	71,123	44.5890	to	41.7414	3,156,100	0.79	—	to	0.50	17.99	to	17.40
2020	46,865	37.7902	to	35.5535	1,762,778	1.39	—	to	0.50	22.13	to	21.52
2019	36,797	30.9435	to	29.2576	1,134,917	1.51	—	to	0.50	24.11	to	23.50
2018	32,841	24.9314	to	23.6908	815,805	1.27	—	to	0.50	(4.44)	to	(4.92)
2017	23,776	26.0900	to	24.9164	617,389	1.42	—	to	0.50	16.12	to	15.54
F24
2021	57,905	39.4290			2,283,193	0.03		—		27.51
2020	59,009	30.9221			1,824,707	0.08		—		30.23
2019	64,252	23.7436			1,525,566	0.22		—		31.27
2018	70,525	18.0870			1,275,597	0.41		—		(6.64)
2017	95,285	19.3732			1,845,993	0.79		—		21.59
F29
2021	149,829	78.2229			11,720,056	0.05		—		27.71
2020	159,376	61.2509			9,761,893	0.15		—		30.43
2019	179,588	46.9606			8,433,609	0.36		—		31.45
2018	193,325	35.7254			6,906,633	0.58		—		(6.49)
2017	229,514	38.2035			8,768,239	0.91		—		21.76
F15
2021	2,738	22.6321			61,966	0.89		—		9.26
2020	2,637	20.7134			54,613	1.12		—		14.72
2019	2,458	18.0555			44,392	1.48		—		19.88
2018	4,804	15.0615			72,351	0.73		—		(6.08)
2017	25,770	16.0361			413,245	1.37		—		16.26
F14
2021	3,791	24.8676			94,266	0.88		—		12.07
2020	3,773	22.1893			83,726	1.02		—		16.64
2019	3,720	19.0233			70,766	1.81		—		24.11
2018	3,660	15.3275			56,099	1.17		—		(8.05)
2017	3,602	16.6702			60,047	0.98		—		20.69

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
				Investment	Expense
			Net	Income	Ratio
	Units	Unit Value[4,5]	Assets	Ratio[1]	lowest to highest[2]	Total Return[3]
F21
2021	106,323	$57.9247	$6,158,722	0.00%	—%	23.08%
2020	104,725	47.0619	4,928,545	0.06	—	43.75
2019	104,289	32.7390	3,414,324	0.16	—	34.18
2018	120,819	24.3985	2,947,807	0.14	—	(0.27)
2017	123,582	24.4658	3,023,521	0.12	—	35.00
F26
2021	587,952	40.4373	23,775,134	1.10	—	28.26
2020	581,209	31.5284	18,324,515	1.50	—	17.95
2019	668,667	26.7313	17,874,272	1.77	—	31.02
2018	674,381	20.4025	13,759,013	1.46	—	(4.73)
2017	805,783	21.4155	17,256,166	1.66	—	21.41
FM7
2021	465,688	52.2724	24,342,637	1.18	—	28.45
2020	512,453	40.6960	20,854,779	1.64	—	18.13
2019	573,876	34.4515	19,770,919	1.85	—	31.22
2018	639,449	26.2558	16,788,104	1.78	—	(4.59)
2017	664,334	27.5176	18,280,858	1.62	—	21.59
F41
2021	62,875	31.8617	2,003,305	0.34	—	25.31
2020	94,110	25.4271	2,392,960	0.41	—	17.87
2019	108,994	21.5726	2,351,286	0.72	—	23.17
2018	88,820	17.5142	1,555,618	0.40	—	(14.77)
2017	106,899	20.5498	2,196,752	0.49	—	20.54
FM8
2021	518,626	12.9938	6,738,949	0.01	—	0.01
2020	502,049	12.9924	6,522,845	0.26	—	0.28
2019	358,066	12.9560	4,639,116	1.91	—	1.92
2018	383,139	12.7123	4,870,574	1.55	—	1.55
2017	287,716	12.5181	3,601,663	0.57	—	0.58
F23
2021	233,568	31.6676	7,396,529	0.45	—	19.57
2020	240,839	26.4839	6,378,356	0.35	—	15.49
2019	260,726	22.9310	5,978,707	1.63	—	27.67
2018	290,215	17.9607	5,212,455	1.47	—	(14.88)
2017	298,222	21.1014	6,292,906	1.32	—	30.10
FE3
2021	75,204	19.6033	1,474,249	0.89	—	4.44
2020	95,748	18.7696	1,797,143	2.73	—	6.85
2019	100,868	17.5658	1,771,832	0.33	—	17.38
2018	99,489	14.9651	1,488,859	1.60	—	(10.55)
2017	157,414	16.7301	2,633,524	1.09	—	14.57

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment	Expense
					Net	Income	Ratio
	Units	Unit Value[4,5]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
T20
2021	154,431	$29.7541			$4,594,971	1.85%		— %			4.16%
2020	156,523	28.5662			4,471,271	3.35		—			(1.16)
2019	152,917	28.9008			4,419,461	1.73		—			12.53
2018	162,559	25.6830			4,175,022	2.72		—			(15.44)
2017	182,395	30.3730			5,539,898	2.58		—			16.69
FE6
2021	1,130	29.5395			33,375	1.74		—			11.68
2020	1,140	26.4495			30,164	1.48		—			11.74
2019	1,151	23.6700			27,255	3.53		—			19.86
2018	1,162	19.7482			22,951	3.73		—			(9.65)
2017	7,330	21.8571			160,221	2.63		—			11.98
F56
2021	46,661	33.9892	to	21.4602	1,557,321	1.18	—	to	0.50		4.35
2020	54,371	32.4104	to	21.8597	1,735,748	3.01	—	to	0.20		5.80
2019	56,310	30.6339	to	19.9569	1,701,060	2.77	—	to	0.20	15.15	to	14.92
2018	57,411	26.6025	to	17.3652	1,506,177	1.99	—	to	0.20	(14.85)	to	(15.02)
2017	58,665	31.2415	to	20.4344	1,808,702	1.64	—	to	0.20	18.50	to	18.26
F59
2021	27,774	22.0416			612,179	4.63		—			16.75
2020	27,144	18.8786			512,434	6.29		—			0.69
2019	32,544	18.7485			610,144	5.35		—			16.06
2018	32,253	16.1543			521,021	4.83		—			(4.30)
2017	32,264	16.8809			544,650	4.00		—			9.67
F54
2021	64,223	20.1153			1,291,873	2.97		—			19.17
2020	64,259	16.8798			1,084,688	2.81		—			(5.04)
2019	67,833	17.7763			1,205,829	1.87		—			22.57
2018	68,357	14.5028			991,370	2.41		—			(9.07)
2017	73,594	15.9487			1,173,729	2.10		—			8.35
F53
2021	49,985	32.4746			1,623,244	1.02		—			25.37
2020	51,187	25.9039			1,325,948	1.51		—			5.19
2019	57,490	24.6261			1,415,746	1.02		—			26.35
2018	64,596	19.4907			1,259,023	0.87		—			(12.88)
2017	66,161	22.3712			1,480,090	0.61		—			10.65
T28
2021	34,221	18.1566			621,329	3.52		—			2.11
2020	49,276	17.7816			876,204	5.00		—			3.43
2019	47,476	17.1920			816,209	4.48		—			8.05
2018	40,838	15.9105			649,748	2.74		—			(2.13)
2017	58,285	16.2576			947,567	3.06		—			4.56

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment	Expense
					Net	Income	Ratio
	Units	Unit Value[4,5]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
T29
2021	—	$14.2660			$3	—%		— %		(1.83%)
2020	1	14.5315			8	—		—		3.83
2019	1	13.9953			14	—		—		5.23
2018	1	13.2997			18	4.76		—		0.34
2017	2	13.2550			24	3.75		—		1.34
G30
2021	4,622	33.3183	to	34.1307	154,788	1.19	0.20	to	0.50	23.88	to	23.52
2020	4,860	26.8946	to	27.6328	131,428	1.40	0.20	to	0.50	3.77	to	3.46
2019	5,873	26.7082	to	25.9170	152,965	1.57	0.20	to	0.50	25.68	to	25.30
2018	5,728	21.3153	to	20.6222	118,794	0.64	0.20	to	0.50	(8.64)	to	(8.91)
2017	10,817	22.5721	to	23.4011	249,076	1.73	0.20	to	0.50	9.64	to	9.31
G32
2021	11,171	54.6843	to	50.1378	609,258	0.55	—	to	0.50	30.95	to	30.30
2020	6,804	41.7598	to	38.4790	282,950	0.61	—	to	0.50	8.40	to	7.86
2019	8,215	38.5226	to	35.6738	315,394	0.76	—	to	0.50	31.53	to	30.87
2018	9,550	29.2887	to	27.2583	278,923	1.61	—	to	0.50	(10.46)	to	(10.91)
2017	10,943	32.7096	to	30.5951	357,141	0.47	—	to	0.50	11.07	to	10.52
521
2021	4,105	59.2623	to	56.3786	237,315	0.47	0.20	to	0.50	23.54	to	23.17
2020	4,790	47.9692	to	45.7716	225,265	0.23	0.20	to	0.50	8.37	to	8.04
2019	4,932	44.2660	to	42.3645	214,532	0.49	0.20	to	0.50	24.59	to	24.22
2018	5,724	35.5279	to	34.1035	199,403	0.37	0.20	to	0.50	(8.80)	to	(9.08)
2017	6,608	38.9581	to	37.5088	252,318	0.54	0.20	to	0.50	11.34	to	11.01
G33
2021	13,031	19.0169	to	16.0644	224,046	2.87	0.20	to	0.50	11.95	to	11.61
2020	15,689	16.9875	to	14.3931	245,944	1.65	0.20	to	0.50	6.60	to	6.28
2019	15,724	15.9361	to	13.5427	232,071	2.38	0.20	to	0.50	18.21	to	17.86
2018	17,622	13.4806	to	11.4903	218,446	1.75	0.20	to	0.50	(16.45)	to	(16.70)
2017	23,286	16.1347	to	13.7939	342,549	1.89	0.20	to	0.50	26.35	to	25.98
G31
2021	127,346	48.4055	to	41.3742	6,073,085	0.83	—	to	0.50	29.41	to	28.76
2020	134,066	37.4061	to	32.1322	4,938,784	0.88	—	to	0.50	17.55	to	16.96
2019	142,522	31.8225	to	27.4725	4,465,071	1.25	—	to	0.50	25.21	to	24.59
2018	176,468	25.4152	to	22.0507	4,409,518	1.24	—	to	0.50	(6.19)	to	(6.66)
2017	183,266	27.0932	to	23.6249	4,884,290	1.41	—	to	0.50	24.07	to	23.45

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment	Expense
					Net	Income	Ratio
	Units	Unit Value[4,5]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
V15
2021	33,629	$42.5943	to	$40.5874	$1,425,874	—%	—%	to	0.50%	11.93%	to	11.37%
2020	38,283	38.0556	to	36.4438	1,449,203	0.07	—	to	0.50	42.35	to	41.65
2019	44,281	26.7332	to	25.7288	1,178,516	—	—	to	0.50	36.76	to	36.08
2018	47,048	19.5482	to	18.9078	915,951	—	—	to	0.50	(3.62)	to	(4.11)
2017	50,726	20.2832	to	19.7174	1,025,383	0.08	—	to	0.50	27.34	to	26.71
V35
2021	8,384	37.5620	to	35.1628	312,139	0.22	—	to	0.50	27.62	to	26.99
2020	7,751	29.4317			228,132	0.67		—		0.86
2019	7,395	29.1815			215,816	0.46		—		24.71
2018	8,694	23.3996			203,446	0.20		—		(12.87)
2017	9,560	26.8547			256,715	0.72		—		9.68
V13
2021	2,896	29.2970			84,842	1.23		—		33.04
2020	14,145	22.0208			311,479	2.22		—		(1.09)
2019	14,004	22.2630			311,762	1.59		—		24.94
2018	17,742	17.8190			316,153	1.46		—		(12.37)
2017	17,924	20.3335			364,442	2.12		—		17.57
A39
2021	43,948	38.7314	to	29.3017	1,388,099	0.67	—	to	0.50	27.74	to	27.10
2020	45,885	30.3208	to	23.0533	1,135,988	1.36	—	to	0.50	13.85	to	13.28
2019	50,485	26.6321	to	20.3500	1,113,864	0.94	—	to	0.50	28.96	to	28.32
2018	54,960	20.6508	to	15.8584	939,358	0.90	—	to	0.50	(9.39)	to	(9.85)
2017	55,587	22.7920	to	17.5908	1,052,110	0.98	—	to	0.50	13.17	to	12.61
V11
2021	21,086	33.1850	to	31.2020	700,029	1.64	—	to	0.50	18.35	to	17.76
2020	21,212	28.1627	to	28.0396	596,908	2.11		—		9.65
2019	24,603	25.6842	to	25.5720	631,299	2.31		—		20.01
2018	26,855	21.4019	to	21.3084	574,185	2.01		—		(9.73)
2017	27,279	23.7081	to	23.6045	646,054	1.31		—		10.78
IB1
2021	32,033	45.4842			1,456,995	1.57		—		28.51
2020	37,330	35.3948			1,321,300	2.24		—		2.09
2019	41,390	34.6691			1,434,942	1.90		—		25.19
2018	45,359	27.6931			1,256,120	1.99		—		(13.38)
2017	61,999	31.9713			1,982,178	1.52		—		14.32

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment	Expense
					Net	Income	Ratio
	Units	Unit Value[4,5]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
A21
2021	206,616	$36.7047	to	$25.7356	$6,466,984	1.29%	—%	to	0.50%	5.89%	to	5.36%
2020	217,949	34.6634	to	24.4258	6,447,185	2.38	—	to	0.50	14.00	to	13.43
2019	240,405	30.4078	to	21.5342	6,247,234	1.57	—	to	0.50	28.57	to	27.93
2018	270,165	23.6504	to	11.3785	5,320,945	1.85	—	to	0.50	(14.98)	to	(15.40)
2017	438,736	27.8159	to	19.8967	9,289,424	1.47	—	to	0.50	23.00	to	22.39
I84[6]
2019	9,690	23.1635			224,444	—		—		34.34
2018	10,011	17.2425			172,617	—		—		(5.58)
2017	12,778	18.2620			233,350	—		—		22.49
I76
2021	7,687	33.1373			254,742	0.18		—		20.40
2020	7,059	27.5223			194,275	0.36		—		27.24
2019	7,617	21.6296			164,753	—		—		26.60
2018	8,529	17.0852			145,714	—		—		(15.08)
2017	10,041	20.1191			202,013	—		—		14.06
MB0
2021	23,317	39.2814			915,919	—		—		17.74
2020	24,864	33.3635			829,554	—		—		17.73
2019	26,573	28.3396			753,055	0.34		—		28.85
2018	25,588	21.9939			562,772	0.29		—		(14.15)
2017	28,711	25.6187			735,534	—		—		19.02
MB1
2021	63,064	12.1684			767,392	2.46		—		11.05
2020	64,550	10.9580			707,335	1.71		—		8.90
2019	65,779	10.0627			661,916	2.79		—		20.32
2018	73,228	8.3629			612,403	1.24		—		(20.57)
2017	101,561	10.5284			1,069,281	1.67		—		24.05
MB5
2021	56,842	47.0015			2,671,640	—		—		21.49
2020	27,934	38.6861			1,080,655	—		—		28.89
2019	34,798	30.0140			1,044,426	—		—		36.09
2018	39,074	22.0541			861,750	—		—		(4.95)
2017	52,687	23.2030			1,222,509	—		—		38.97

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment	Expense
					Net	Income	Ratio
	Units	Unit Value[4,5]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
MA9
2021	21,019	$24.9405			$524,229	1.59%		— %		30.01%
2020	22,705	19.1840			435,583	1.96		—		(3.16)
2019	25,241	19.8104			500,039	1.75		—		21.52
2018	27,020	16.3026			440,502	1.48		—		(12.07)
2017	27,025	18.5401			501,055	1.45		—		14.99
MD8
2021	299,238	10.3457	to	9.8859	3,074,569	—	—	to	0.50	—	to	(0.50)
2020	563,376	10.3457	to	9.9353	5,812,610	0.16	—	to	0.50	0.22	to	(0.28)
2019	390,577	10.3230	to	9.9631	4,016,444	1.72	—	to	0.50	1.64	to	1.13
2018	1,261,096	10.1569	to	9.8518	12,794,752	1.38	—	to	0.50	1.26	to	0.75
2017	314,408	10.0305	to	9.7781	3,142,887	0.28		—		0.30	to	(0.20)
M07
2021	156,350	20.2563	to	19.4276	3,151,184	1.96	—	to	0.50	14.12	to	13.55
2020	182,418	17.7507	to	17.1095	3,222,900	2.33	—	to	0.50	9.81	to	9.27
2019	204,842	16.1644	to	15.6585	3,298,603	2.33	—	to	0.50	20.38	to	19.79
2018	217,800	13.4274	to	13.0721	2,915,170	2.22	—	to	0.50	(5.61)	to	(6.08)
2017	237,164	14.2257	to	13.9189	3,365,739	2.34	—	to	0.50	12.30	to	11.74
M35
2021	10,791	19.9038			214,772	1.46		—		13.84
2020	9,877	17.4847			172,704	1.14		—		9.52
2019	17,184	15.9654			274,349	2.07		—		20.12
2018	19,804	13.2916			263,224	2.01		—		(5.87)
2017	18,947	14.1206			267,535	2.06		—		12.02
M31
2021	60,092	51.6465	to	49.0068	3,075,037	—	—	to	0.50	23.53	to	22.92
2020	92,668	41.8079	to	39.8693	3,838,930	—	—	to	0.50	31.86	to	31.20
2019	116,216	31.7071	to	31.0273	3,661,451	—	—	to	0.50	38.15	to	37.46
2018	108,721	22.9514	to	22.1064	2,477,160	0.10	—	to	0.50	2.67	to	2.16
2017	162,756	22.3547	to	21.6400	3,600,597	0.11	—	to	0.50	31.40	to	30.75
MF1
2021	178,030	47.6438	to	45.5271	8,428,223	—	—	to	0.50	14.11	to	13.54
2020	162,403	41.7515	to	40.0961	6,732,574	—	—	to	0.50	36.48	to	35.80
2019	214,854	30.5918	to	29.5256	6,537,876	—	—	to	0.50	38.66	to	37.97
2018	237,803	22.0622	to	21.3997	5,215,667	—	—	to	0.50	1.24	to	0.73
2017	308,479	21.7930	to	21.2449	6,677,738	0.13	—	to	0.50	27.00	to	26.37
M05
2021	121,279	39.0905	to	37.3537	4,719,585	—	—	to	0.50	1.80	to	1.29
2020	137,214	38.3993	to	36.8767	5,247,553	—	—	to	0.50	45.89	to	45.16
2019	149,038	26.3213	to	25.4038	3,908,345	—	—	to	0.50	41.70	to	41.00
2018	137,257	18.5754	to	18.0175	2,538,942	—	—	to	0.50	(1.48)	to	(1.97)
2017	219,714	18.8535	to	18.3793	4,131,211	—	—	to	0.50	26.65	to	26.03
M06
2021	340,425	13.3851	to	12.7904	4,537,195	2.90	—	to	0.50	(0.81)	to	(1.31)
2020	444,171	13.4949	to	12.9597	5,970,012	3.53	—	to	0.50	8.47	to	7.93
2019	475,349	12.4413	to	12.0077	5,893,006	3.34	—	to	0.50	10.21	to	9.66
2018	512,248	11.2892	to	10.9501	5,759,417	3.26	—	to	0.50	(1.09)	to	(1.58)
2017	613,776	11.4131	to	11.1260	6,986,352	3.27	—	to	0.50	4.46	to	3.94

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment	Expense
					Net	Income	Ratio
	Units	Unit Value[4,5]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
M33
2021	147,349	$37.6584	to	$36.9083	$5,543,619	0.54%		— %		24.80%
2020	180,215	30.1746	to	29.5735	5,424,185	0.70		—		16.59
2019	201,681	25.8802	to	25.3647	5,215,751	0.79		—		32.95
2018	222,253	19.4665	to	19.0788	4,323,615	0.70		—		(4.37)
2017	250,922	20.3558	to	19.9504	5,104,560	1.37		—		23.37
M44
2021	148,921	17.2077	to	16.5843	2,555,726	1.74	—	to	0.50	14.09	to	13.52
2020	156,632	15.0824	to	14.6086	2,356,164	2.53	—	to	0.50	5.90	to	5.38
2019	186,279	14.2417	to	13.8633	2,647,797	4.02	—	to	0.50	25.07	to	24.45
2018	187,210	11.3872	to	11.1400	2,128,797	1.09	—	to	0.50	1.06	to	0.55
2017	181,693	11.2678	to	11.0786	2,044,893	4.31	—	to	0.50	14.83	to	14.26
M40
2021	16,665	16.7005	to	16.5719	277,662	1.57		—		13.82
2020	17,257	14.6723	to	14.5594	252,614	2.25		—		5.62
2019	17,094	13.8914	to	13.7845	236,935	3.74		—		24.80
2018	20,593	11.1308	to	11.0451	228,623	0.84		—		0.81
2017	21,563	11.0413	to	10.9563	237,470	4.11		—		14.49
M83
2021	297,819	31.3354	to	21.1914	9,217,867	1.36	—	to	0.50	25.45	to	24.83
2020	304,259	24.9779	to	16.9764	7,496,365	1.55	—	to	0.50	3.48	to	2.96
2019	325,284	24.1390	to	16.4883	7,755,077	2.16	—	to	0.50	29.80	to	29.16
2018	327,468	18.5969	to	12.7663	6,000,850	1.58	—	to	0.50	(10.09)	to	(10.54)
2017	373,258	20.6831	to	14.2697	7,631,247	1.83	—	to	0.50	17.65	to	17.07
M08
2021	71,620	21.4000	to	21.3451	1,531,183	1.15		—		25.16
2020	76,820	17.0984	to	17.0546	1,312,402	1.35		—		3.22
2019	77,009	16.5649	to	16.5224	1,274,555	1.76		—		29.51
2018	117,145	12.7909	to	12.7581	1,496,348	1.29		—		(10.36)
2017	163,716	14.2685	to	14.2319	2,332,728	1.81		—		17.35
MB6
2021	41,520	49.6257	to	44.7104	1,990,856	1.12	—	to	0.50	29.53	to	28.88
2020	50,309	38.3131	to	34.6907	1,879,918	1.63	—	to	0.50	15.34	to	14.77
2019	53,901	33.2178	to	30.2275	1,748,785	1.41	—	to	0.50	29.17	to	28.53
2018	73,200	25.7155	to	23.4390	1,846,637	1.38	—	to	0.50	(7.74)	to	(8.20)
2017	77,504	27.8724	to	25.6183	2,119,720	1.45	—	to	0.50	20.76	to	20.16
MA0
2021	64,154	20.9644			1,344,959	2.73		—		(1.66)
2020	65,807	21.3178			1,402,875	3.10		—		10.34
2019	64,566	19.3204			1,247,447	3.28		—		14.46
2018	83,931	16.8799			1,416,751	3.55		—		(3.31)
2017	78,774	17.4577			1,375,213	3.59		—		6.11

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment	Expense
					Net	Income	Ratio
	Units	Unit Value[4,5]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
MA1
2021	231,187	$10.5418			$2,437,144	0.27%		— %		(7.02%)
2020	233,301	11.3383			2,645,255	3.05		—		10.33
2019	263,181	10.2764			2,704,570	0.37		—		20.18
2018	294,089	8.5508			2,514,709	0.12		—		(14.13)
2017	380,387	9.9579			3,787,872	0.90		—		37.66
M92
2021	9,502	16.9548			161,097	0.78		—		2.58
2020	9,898	16.5280			163,588	1.39		—		5.99
2019	13,140	15.5946			204,917	2.49		—		14.30
2018	15,208	13.6434			207,489	0.50		—		(4.80)
2017	17,102	14.3316			245,098	3.14		—		10.58
M96
2021	112,720	21.4816	to	21.5385	2,424,034	2.14	—	to	0.50	(1.89)	to	(2.38)
2020	137,321	21.8950	to	22.0627	3,010,384	2.90	—	to	0.50	6.38	to	5.85
2019	143,924	20.5821	to	20.8435	2,966,644	2.98	—	to	0.50	6.53	to	6.00
2018	148,289	20.3632	to	19.3210	2,869,726	3.31	—	to	0.50	0.47	to	(0.03)
2017	157,482	19.2309	to	19.6708	3,033,544	3.12	—	to	0.50	2.22	to	1.72
MD2
2021	19,140	14.3148			273,985	1.58		—		(2.14)
2020	42,604	14.6279			623,202	3.29		—		6.12
2019	25,750	13.7848			354,961	2.53		—		6.35
2018	33,150	12.9619			429,682	2.99		—		0.17
2017	31,554	12.9400			408,318	2.89		—		2.03
MA6
2021	159,553	34.2983	to	30.1822	4,329,793	5.05	—	to	0.50	3.49	to	2.97
2020	157,230	33.1427	to	29.3111	4,269,473	5.43	—	to	0.50	5.09	to	4.56
2019	175,385	31.5387	to	28.0320	4,425,388	5.61	—	to	0.50	14.81	to	14.24
2018	196,398	27.4710	to	24.5386	4,307,647	5.66	—	to	0.50	(3.08)	to	(3.56)
2017	258,638	28.3436	to	25.4454	5,544,571	6.43	—	to	0.50	6.69	to	6.16
M97
2021	55,964	33.4165	to	31.2822	1,868,715	0.53	—	to	0.50	9.27	to	8.72
2020	53,119	30.5825	to	28.7723	1,623,303	1.45	—	to	0.50	15.84	to	15.26
2019	54,566	26.4013	to	24.9628	1,439,655	1.20	—	to	0.50	27.30	to	26.67
2018	59,357	20.7396	to	19.7076	1,226,964	1.06	—	to	0.50	(9.02)	to	(9.48)
2017	53,831	22.7957	to	21.7703	1,226,406	1.39	—	to	0.50	32.64	to	31.98
MD5
2021	14,412	32.3220			465,827	0.46		—		8.99
2020	21,609	29.6552			640,831	1.01		—		15.50
2019	15,457	25.6753			396,863	0.92		—		27.11
2018	19,130	20.1991			386,404	0.93		—		(9.30)
2017	26,242	22.2706			584,410	1.16		—		32.35

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment	Expense
					Net	Income	Ratio
	Units	Unit Value[4,5]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
MD6
2021	51,365	$51.2955	to	$40.2950	$2,596,216	0.25%	—%	to	0.50%	25.97%	to	25.35%
2020	54,508	40.7195	to	32.1469	2,176,300	0.43	—	to	0.50	22.53	to	21.92
2019	69,254	33.2335	to	26.3680	2,266,504	0.60	—	to	0.50	39.95	to	39.26
2018	62,379	23.7463	to	18.9349	1,463,820	0.57	—	to	0.50	0.81	to	0.30
2017	76,471	23.5556	to	18.8773	1,763,472	0.65	—	to	0.50	28.42	to	27.79
ME3
2021	63,884	15.7808			1,008,140	0.49		—		11.27
2020	28,677	14.1828			406,710	1.29		—		12.71
2019	18,226	12.5831			229,334	1.24		—		27.67
2018	17,725	9.8560			174,698	0.55		—		(14.32)
2017	72,407	11.5030			832,899	0.98		—		27.90
MB8
2021	101,635	60.4485	to	50.0015	4,958,465	0.89	—	to	0.50	29.64	to	28.99
2020	108,235	46.6292	to	38.7631	4,069,962	0.84	—	to	0.50	2.23	to	1.72
2019	112,792	45.6105	to	38.1060	4,175,259	0.69	—	to	0.50	26.78	to	26.15
2018	136,842	35.9773	to	21.7480	3,929,568	0.92	—	to	0.50	(5.11)	to	(5.58)
2017	174,423	37.9137	to	31.9940	5,139,883	0.85	—	to	0.50	14.97	to	14.40
MF4
2021	126,450	25.1486			3,180,043	2.31		—		7.00
2020	130,273	23.5024			3,061,752	2.84		—		12.31
2019	97,000	20.9267			2,029,894	2.64		—		16.87
2018	115,159	17.9059			2,062,029	2.22		—		(2.73)
2017	127,032	18.4078			2,338,411	2.20		—		11.48
MF6
2021	126,576	67.3116	to	74.0262	6,188,574	1.51	—	to	0.50	30.12	to	29.48
2020	136,062	51.7286	to	57.1729	5,088,378	4.63	—	to	0.50	1.49	to	0.98
2019	147,143	50.9714	to	56.6179	5,513,816	3.68	—	to	0.50	26.87	to	26.24
2018	163,318	47.4221	to	13.2559	4,483,981	4.02	—	to	0.50	(3.03)	to	(3.52)
2017	163,902	41.4310	to	46.4831	4,771,446	4.17	—	to	0.50	13.33	to	12.77
MF8
2021	81,540	40.7379	to	39.1921	3,308,212	1.71	—	to	0.20	15.76	to	15.53
2020	86,303	35.1929	to	33.9251	3,035,162	2.13	—	to	0.20	15.80	to	15.57
2019	101,243	30.3921	to	29.3558	3,075,270	2.15	—	to	0.20	26.96	to	26.71
2018	129,573	23.9376	to	23.1676	3,100,302	1.88	—	to	0.20	(5.20)	to	(5.39)
2017	134,214	25.2515	to	24.4884	3,387,759	1.97	—	to	0.20	19.86	to	19.62

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment	Expense
					Net	Income	Ratio
	Units	Unit Value[4,5]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
MG0
2021	56,000	$16.7255	to	$16.0908	$936,171	1.01%	—%	to	0.20%	1.63%	to	1.42%
2020	73,835	16.4580	to	15.8651	1,214,751	0.43	—	to	0.20	13.55	to	13.32
2019	61,305	14.4943	to	14.0001	888,221	0.02	—	to	0.20	0.08	to	0.08
2018	63,824	13.3880	to	12.9574	854,171	1.77	—	to	0.20	(4.47)	to	(4.66)
2017	73,952	14.0144	to	13.5909	1,036,085	—	—	to	0.20	8.32	to	8.10
MF2
2021	359,287	13.3263	to	12.4420	4,779,418	2.23	—	to	0.50	0.16	to	(0.34)
2020	374,801	13.3055	to	12.4847	4,979,189	3.15	—	to	0.50	4.34	to	3.82
2019	366,818	12.7521	to	12.0252	4,671,046	2.61	—	to	0.50	5.19	to	4.66
2018	420,035	12.1232	to	11.4893	5,082,999	2.06	—	to	0.50	1.28	to	0.77
2017	443,475	11.9705	to	11.4016	5,299,061	1.54	—	to	0.50	1.73	to	1.22
MG3
2021	160,471	39.3859	to	36.5674	5,893,730	0.81		—		30.99
2020	168,135	30.0686	to	27.9169	4,716,802	1.22		—		3.87
2019	181,200	28.9486	to	26.8770	4,898,787	1.23		—		31.12
2018	208,683	22.0781	to	20.4982	4,322,086	0.94		—		(11.45)
2017	270,272	24.9325	to	23.1483	6,372,548	1.20		—		13.67
MG5
2021	210,347	32.9932	to	31.7413	6,929,251	2.07	—	to	0.20	11.61	to	11.38
2020	225,415	29.5623	to	28.4974	6,663,734	2.38	—	to	0.20	14.29	to	14.06
2019	236,187	25.8654	to	24.9835	6,109,038	2.54	—	to	0.20	22.23	to	21.98
2018	240,161	21.1618	to	20.4811	5,082,181	2.12	—	to	0.20	(3.85)	to	(4.05)
2017	262,974	22.0102	to	21.3451	5,788,069	2.10	—	to	0.20	15.52	to	15.29
ME0
2021	17,813	48.5189	to	45.4202	860,870	0.78	—	to	0.50	34.05	to	33.39
2020	24,091	36.1936	to	34.0513	869,902	1.03	—	to	0.50	4.19	to	3.67
2019	26,056	34.7388	to	32.8460	903,347	0.78	—	to	0.50	33.65	to	32.98
2018	35,359	25.9929	to	24.6994	918,519	0.59	—	to	0.50	(10.78)	to	(11.22)
2017	37,263	29.1327	to	27.8222	1,084,991	0.97	—	to	0.50	15.24	to	14.67
V43
2021	4,678	103.0271			482,030	—		—		(11.19)
2020	11,485	116.0142			1,332,509	—		—		152.04
2019	7,324	46.0297			337,178	—		—		39.97
2018	8,427	32.8865			277,171	—		—		10.53
2017	13,631	29.7542			405,608	—		—		38.60
O01
2021	26,762	58.7406			1,572,008	—		—		22.57
2020	28,612	47.9249			1,371,213	—		—		36.59
2019	31,271	35.0874			1,097,212	0.06		—		36.20
2018	33,762	25.7626			869,784	0.33		—		(5.73)
2017	35,850	27.3281			979,705	0.23		—		26.83

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment	Expense
					Net	Income	Ratio
	Units	Unit Value[4,5]			Assets	Ratio[1]	lowest to highest[2]	Total Return[3]
O19
2021	3,439	$37.7018			$129,655	—%	—%		22.28%
2020	4,047	30.8323			124,784	—	—		36.24
2019	3,950	22.6310			89,385	—	—		35.85
2018	5,000	16.6594			83,298	—	—		(5.96)
2017	6,072	17.7142			107,561	0.01	—		26.50
O00
2021	15,193	17.6584			268,279	—	—		19.10
2020	15,657	14.8267			232,145	—	—		48.27
O20
2021	5,760	31.3594			180,621	—	—		15.17
2020	5,587	27.2286			152,146	0.46	—		27.34
2019	5,431	21.3832			116,141	0.65	—		31.45
2018	4,754	16.2667			77,349	0.78	—		(13.39)
2017	4,391	18.7821			82,487	0.68	—		36.32
O21
2021	8,339	34.6251			288,735	0.53	—		27.23
2020	8,345	27.2144			227,103	1.21	—		13.69
2019	8,205	23.9366			196,404	0.82	—		31.74
2018	8,113	18.1700			147,419	0.91	—		(8.10)
2017	7,902	19.7708			156,240	1.04	—		16.63
P10
2021	71,040	7.9233			562,883	3.85	—		33.34
2020	43,509	5.9421			258,538	6.48	—		1.35
2019	44,170	5.8629			258,960	4.43	—		11.43
2018	54,200	5.2615			285,174	2.09	—		(14.13)
2017	58,518	6.1274			358,560	10.94	—		2.15
PK8
2021	68,661	45.2649	to	20.5067	2,574,107	4.50	—	(2.57)	to	(2.56)
2020	70,994	46.4610	to	21.0458	2,769,908	4.60	—	6.70	to	6.71
2019	89,624	43.5419	to	19.7233	3,043,160	4.43	—	14.80	to	14.77
2018	111,624	37.9296	to	17.1846	3,119,204	4.10	—		(4.73)
2017	161,632	39.8142	to	18.0385	4,312,934	5.06	—		9.89
PK9
2021	1,550	18.5471	to	18.1588	28,698	2.09	—		12.63
2020	1,690	16.4673	to	16.1225	27,779	7.64	—		16.83
2019	6,194	14.0946	to	13.7995	85,939	2.21	—		17.06
2018	5,757	12.0402	to	11.7881	68,256	1.72	—		(5.46)
2017	5,503	12.7349	to	12.4683	69,045	2.30	—		14.08
P06
2021	65,080	24.5104	to	18.4521	1,581,514	4.94	—	5.61	to	5.59
2020	68,947	23.2087	to	17.4759	1,588,309	1.41	—		11.72
2019	70,047	20.7744	to	15.6449	1,445,422	1.65	—		8.44
2018	78,992	19.1566	to	14.4265	1,489,681	2.48	—		(2.20)
2017	90,357	19.5883	to	14.7516	1,748,671	2.36	—		3.66

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment	Expense
					Net	Income	Ratio
	Units	Unit Value[4,5]			Assets	Ratio[1]	lowest to highest[2]	Total Return[3]
P07
2021	299,916	$24.5506	to	$19.2028	$7,212,993	1.83%	— %	(1.27%)
2020	295,281	24.8657	to	19.4491	7,202,074	2.12	—	8.66
2019	334,060	22.8838	to	17.9010	7,521,685	3.02	—	8.36
2018	350,409	21.1162	to	16.5206	7,283,468	2.54	—	(0.53)
2017	397,682	21.2286	to	16.6086	8,253,935	2.02	—	4.92
307
2021	130,662	85.2092			11,133,594	—	—	17.62
2020	137,161	72.4438			9,936,461	—	—	0.34
2019	150,580	53.9502			8,123,838	—	—	0.30
2018	160,281	41.5357			6,657,381	—	—	0.02
2017	161,519	40.7547			6,582,648	—	—	36.17
W42
2021	5,401	39.5391			213,604	0.77	—	8.90
2020	5,355	36.3078			194,435	—	—	24.23
2019	5,324	29.2267			155,604	0.18	—	31.10
2018	16,724	22.2932			372,840	0.10	—	(1.46)
2017	16,740	22.6238			378,750	—	—	19.58

[1]

Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

[2]

Ratio represents the contract expenses of the Sub-Account, consisting primarily of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

[3]

Ratio represents the total return for the year indicated, including changes in the value of the underlying mutual fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period using the unit value of the beginning period that corresponds to the lowest or highest ending period unit value disclosed. The total returns are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts when there are multiple price levels.

[4]

These unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account.The unit values are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts when there are multiple price levels.

[5]

Due to the timing difference of the launch date of certain VUL products, some Sub-Accounts may have multiple unit values even though these products have no expense charges that result in a direct reduction to unit values.

[6]	Invesco V.I. Mid Cap Growth Fund Series I Sub-Account (I84) merged into Sub-Account O00 on April 30, 2020.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

Reports of Independent Auditors

Statutory Financial Statements as of

December 31, 2021 and 2020 and for the Years

Ended December 31, 2021, 2020 and 2019

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Holdings, LLC)

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Independent Auditors’ Report

The Board of Directors

Delaware Life Insurance Company:

Opinions

We have audited the financial statements of Delaware Life Insurance Company (the Company), which comprise the statutory statement of admitted assets, liabilities, and capital stock and surplus as of December 31, 2021, and the related statutory statements of operations, changes in capital stock and surplus, and cash flow for the year then ended, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of the Company as of December 31, 2021, and the results of its operations and its cash flow for the year then ended in accordance with accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2021, or the results of its operations or its cash flows for the year then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 1 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ KPMG LLP

Hartford, Connecticut

April 28, 2022

Report of Independent Auditors

To the Board of Directors of

Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2020, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for each of the two years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020, or the results of its operations or its cash flows for each of the two years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2020, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut

April 28, 2021

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2021 AND 2020 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

ADMITTED ASSETS	2021	2020
GENERAL ACCOUNT ASSETS
Bonds	$13,204,813	$12,808,660
Preferred stocks	1,227,981	939,125
Common stocks	551,699	881,233
Mortgage loans on real estate	960,456	456,382
Cash, cash equivalents and short-term investments	2,399,198	1,401,303
Contract loans	373,116	392,136
Derivatives	481,781	702,736
Other invested assets	1,567,791	908,261
Mortgage escrow funds	1,798	1,616
Receivables for securities	470,229	163,473
Investment income due and accrued	256,611	237,294
Amounts recoverable from reinsurers	11,442	12,748
Other amounts receivable under reinsurance contracts	1,416	21,994
Current federal and foreign income tax recoverable	11,936	45,609
Net deferred tax asset	11,533	31,997
Electronic data processing equipment and software	327	101
Receivables from parent, subsidiaries and affiliates	2,317	2,410
Reinsurance deposit asset	144,802	395,678
Other assets	23,505	19,623

Total general account assets	21,702,751	19,422,379
SEPARATE ACCOUNT ASSETS	22,677,937	22,324,504

TOTAL ADMITTED ASSETS	$44,380,688	$41,746,883

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2021 AND 2020 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

LIABILITIES, CAPITAL STOCK AND SURPLUS	2021	2020
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$16,058,883	$15,188,297
Aggregate reserve for accident and health contracts	983	337
Liability for deposit-type contracts	1,363,403	941,896
Contract claims	36,656	38,501
Other amounts payable on reinsurance	22,710	36,149
Interest maintenance reserve	27,764	31,109
Commissions to agents due or accrued	31,701	24,595
General expenses due or accrued	33,178	30,591
Transfers from Separate Accounts due or accrued (net)	(109,403)	(85,448)
Remittances and items not allocated	24,935	27,116
Borrowed money and accrued interest thereon	93,000	—
Asset valuation reserve	234,423	290,667
Payable for securities	1,101,003	354,741
Payable to parent and affiliates	57,428	21,352
Reinsurance in unauthorized and certified companies	—	649
Funds held under reinsurance treaties with unauthorized and certified reinsurers	253,772	262,997
Funds held under coinsurance	152,630	398,782
Derivatives	155,408	238,061
Other liabilities	87,936	23,443

Total general account liabilities	19,626,410	17,823,835
SEPARATE ACCOUNT LIABILITIES	22,677,936	22,324,502

Total liabilities	42,304,346	40,148,337
CAPITAL STOCK AND SURPLUS
Common capital stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437

Surplus notes	390,213	557,500
Gross paid in and contributed surplus	1,425,920	777,939
Unassigned funds	253,772	256,670

Total surplus	2,069,905	1,592,109

Total capital stock and surplus	2,076,342	1,598,546

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$44,380,688	$41,746,883

See notes to the statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 (IN THOUSANDS)

	2021	2020	2019
INCOME:
Premiums and annuity considerations	$2,292,669	$2,668,116	$2,412,284
Considerations for supplementary contracts with life contingencies	29,963	29,823	42,186
Net investment income	882,824	439,413	426,912
Amortization of interest maintenance reserve	8,765	6,154	9,296
Commissions and expense allowances on reinsurance ceded	108,257	108,465	113,811
Reserve adjustments on reinsurance ceded	(1,306,501)	(1,298,243)	(1,652,188)
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	377,490	337,386	346,576
Investment (expense) income on reinsurance deposit asset	(416,413)	(159,574)	(116,980)
Reinsurance experience refund	116,031	119,915	120,973
Other income	60,852	59,147	54,015

Total Income	2,153,937	2,310,602	1,756,885
BENEFITS AND EXPENSES:
Death benefits	176,117	118,761	97,356
Annuity benefits	324,008	285,426	315,500
Health benefits	1,086	867	666
Surrender benefits and withdrawals for life contracts	1,423,589	1,116,537	1,275,361
Interest and adjustments on contract or deposit-type contract funds	23,609	(6,582)	8,163
Payments on supplementary contracts with life contingencies	46,079	45,475	44,396
Increase in aggregate reserves for life and accident and health contracts	862,341	1,697,602	1,318,634

Total Benefits	2,856,829	3,258,086	3,060,076
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	286,433	198,030	186,775
Commissions and expense allowances on reinsurance assumed	117	117	119
General insurance expenses	239,504	201,758	223,389
Insurance taxes, licenses and fees, excluding federal income taxes	5,995	5,077	5,466
Net transfers from Separate Accounts net of reinsurance	(1,231,685)	(1,130,355)	(1,613,693)
Investment (income) expense on funds held	(241,024)	(427,684)	(349,816)
Other (benefits) deductions	(14)	(105)	(25)

Total Benefits and Expenses	1,916,155	2,104,924	1,512,291
Net income from operations before federal income tax benefit and net realized capital gains (losses)	237,782	205,678	244,594
Federal income tax benefit, excluding tax on capital gains (losses)	(3,242)	(11,980)	(21,279)

Net income from operations after federal income taxes and before net realized capital gains (losses)	241,024	217,658	265,873
Net realized capital gains (losses) less capital gains tax and transfers to the interest maintenance reserve	(25,644)	2,892	4,540

NET INCOME	$215,380	$220,550	$270,413

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 (IN THOUSANDS)

	2021	2020	2019
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,598,546	$1,583,313	$1,555,285
Net income	215,380	220,550	270,413
Change in net unrealized capital gains (losses), net of deferred income tax	(252,870)	250,146	345,580
Change in net unrealized foreign exchange capital gains (losses)	(4,216)	(14,693)	10,982
Change in net deferred income tax	(9,504)	(55,015)	(56,342)
Change in nonadmitted assets	33,569	(1,091)	(37,743)
Change in liability for reinsurance in unauthorized and certified companies	649	(64)	(585)
Change in reserve on account of change in valuation basis	—	(3,440)	—
Change in asset valuation reserve	56,244	(39,777)	(179,216)
Change in surplus notes	(167,287)	(7,500)	—
Contributed surplus	647,981	7,500	116,741
Dividends to stockholder	(200,000)	(65,000)	(200,000)
Prior period adjustment net of tax	(7,023)	—	—
Investment (expense) income on funds held - unrealized	165,444	(276,383)	(241,802)
Other capital changes	(571)	—	—

CAPITAL STOCK AND SURPLUS, END OF YEAR	$2,076,342	$1,598,546	$1,583,313

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

STATUTORY STATEMENTS OF CASH FLOW

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 (IN THOUSANDS)

	2021	2020	2019
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$2,660,490	$2,834,692	$2,610,423
Net investment income	1,084,347	821,102	745,774
Miscellaneous income	439,383	398,273	402,030

Total receipts	4,184,220	4,054,067	3,758,227
Benefits and loss related payments	(3,409,491)	(2,765,571)	(3,301,972)
Net transfers from Separate Accounts	1,207,730	1,277,916	1,570,877
Commissions, expenses paid and aggregate write-ins for deductions	(533,179)	(398,428)	(462,727)
Federal and foreign income taxes recovered (paid)	27,515	16,131	(15,165)

Total payments	(2,707,425)	(1,869,952)	(2,208,987)

Net cash from operations	1,476,795	2,184,115	1,549,240

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received
Bonds	4,986,107	4,376,490	6,370,188
Stocks	599,109	20,830	84,610
Mortgage loans	196,789	217,263	244,684
Other Invested Assets	40,559	65,644	78,173
Net gains or (losses) on cash, cash equivalents and short-term investments	(11)	8	—
Miscellaneous proceeds	440,989	35,887	94,743

Total investment proceeds	6,263,542	4,716,122	6,872,398
Cost of investments acquired (long-term only):
Bonds	(5,496,463)	(6,153,104)	(6,726,353)
Stocks	(850,942)	(284,871)	(460,624)
Mortgage loans	(696,196)	(156,028)	(247,625)
Other Invested Assets	(328,732)	(122,239)	(287,682)
Miscellaneous applications	(184,607)	(611,706)	(258,454)

Total investments acquired	(7,556,940)	(7,327,948)	(7,980,738)
Net decrease in contract loans and premium notes	18,996	8,853	4,652

Net cash from investments	(1,274,402)	(2,602,973)	(1,103,688)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Borrowed funds	93,000	—	—
Net deposits on deposit-type contracts and other liabilities	421,507	270,051	195,974
Surplus notes	—	(7,500)	—
Capital and paid in surplus	479,249	107,500	—
Dividends to stockholders	(200,000)	(65,000)	(200,000)
Other cash provided	1,746	34,368	56,794

Net cash from financing and miscellaneous sources	795,502	339,419	52,768

Net change in cash, cash equivalents and short-term investments	997,895	(79,439)	498,320
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	1,401,303	1,480,742	982,422

End of year	$2,399,198	$1,401,303	$1,480,742

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

STATUTORY STATEMENTS OF CASH FLOW

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 (IN THOUSANDS)

SUPPLEMENTAL SCHEDULE OF NON-CASH ACTIVITIES

	2021	2020	2019
Exchanges of bonds	$472,898	$428,153	$346,653
Exchanges of stocks	—	—	20,000
Capital Contribution - interest in limited partnerships	—	—	16,741
Modified coinsurance reserve adjustment - net (including premium, miscellaneous income and benefits)	1,306,501	1,298,243	1,652,188
Transfer of bonds to common stocks	19,125	4,927	—
Transfer of bonds to other invested assets	114,981	—	—
Transfer of bonds to preferred stocks	1,666	—	—
Transfer of common stocks to bonds	2,344	—	—
Transfer of common stocks to other invested assets	118,249	—	—
Transfer of mortgage loans to bonds	—	92,572	—
Lackawanna dividend received - invested assets	—	19,999	—
Payable to subsidiary for SSAP 72 capital contribution	35,000	—	—
Transfer Lackawanna Casualty Company to Clear Spring PC Holdings, LLC	169,037	—	—
Surplus note and related interest forgiveness/capital contribution	168,732	—	—
Transfer of non-insulated separate account bonds to general account	—	—	11,652
Transfer of non-insulated separate account mortgages to general account	—	—	50,819
Capital contributions of options to subsidiary	—	—	176,418
Surplus note transfer from bonds to other invested assets	—	—	6,423
DLRC dividend received - invested assets and related accrued interest transferred	—	—	2,333
Subsidiary return of capital - invested assets and related accrued interest transferred	7,167	—	24,618
Capital Contribution - SSAP 72	—	—	100,000

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company (the “Company”), is a stock life insurance company incorporated under the laws of Delaware. The Company is a direct, wholly-owned subsidiary of DLIC Holdings, LLC (formerly Group One Thousand One, LLC) (the “Parent”), a Delaware limited liability company.

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. While the Company is not authorized to transact business in the State of New York, its wholly-owned subsidiary, Delaware Life Insurance Company of New York (“DLNY”), is authorized to transact business in New York as well as Rhode Island. The business of the Company and DLNY includes the issuance, administration and servicing of a variety of wealth accumulation products, protection products, and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life and disability insurance.

In the normal course of business, the Company and DLNY reinsure portions of their individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements.

BASIS OF PRESENTATION - ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practices prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC’s”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware.

There was no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The effects on the financial statements of the differences between NAIC SAP and GAAP are presumed to be material. The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life, property and casualty, and health insurance subsidiaries, as defined by Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, are carried at their audited net statutory equity value, adjusted for any unamortized goodwill as provided for in SSAP No. 68, Business Combinations and Goodwill. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries, including limited liability companies (“LLCs”) and controlled partnerships, are carried at their audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income. Goodwill includes direct costs of the acquisition that are expensed under GAAP. Admissibility of goodwill is subject to certain limitations, and is amortized to unrealized gains and losses. Amortization of goodwill is elective for private companies under GAAP and is amortized to expense.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs and unearned premium reserves. Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 15. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on the admissibility of net deferred tax assets (“DTAs”) under statutory accounting principles. Certain contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at their aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

The majority of derivatives are carried at fair value on both a GAAP and statutory accounting basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and are recognized in surplus on a statutory basis. The Company designates derivatives as hedges on a limited basis which results in unrealized gains and losses on those derivatives being recognized in income.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health insurance premiums are recognized when written. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance, accident and health, and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans, and derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market instruments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments is stated at amortized cost, which approximates fair value. Short-term investments, with the exception of money market instruments which are carried at fair value per SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short-Term Investments, include bonds with a term to maturity exceeding three months, but less than one year on the date of acquisition.

INVESTMENTS

Bonds

Investments in bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities - Revised, includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Preferred Stocks and Common Stocks

Preferred stocks are stated in accordance with guidance provided in SSAP No. 32R, Investments in Preferred Stock (“SSAP No. 32R”). Effective January 1, 2021, perpetual preferred stocks and mandatory convertible preferred stocks are reported at fair value and can not exceed effective call price. Redeemable preferred stocks are carried at amortized cost for NAIC designations 1-3 and at the lower of amortized cost or fair value for NAIC designations 4-6. Prior to adoption of the revisions of SSAP No. 32R, perpetual preferred stock rated within NAIC designations 1-3 was carried amortized cost. Common stocks are stated at fair value, except for investments in subsidiaries. The latter are carried based on the underlying audited statutory equity of the subsidiary for insurance subsidiaries and audited GAAP equity for non-insurance subsidiaries. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statements of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s fair value at the time that the original loan was made. The Company regularly assesses the fair value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured.    If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Other Invested Assets

Other invested assets (excluding investments accounted for under the equity method) include surplus debentures, non-rated residual tranches on asset-backed securities, and collateral loans. The Company also has ownership interests in joint ventures, partnerships and LLCs which are carried at values based on the audited underlying GAAP equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 93, Low Income Housing Tax Credit Property Investments. Audited financial statements for these investments are received on an annual basis. OTTI on other invested assets is evaluated under the methodology described in Note 3.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans, and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management strategy, the Company uses over-the-counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps, interest rate swaps and swaptions. Derivatives are accounted for in accordance with SSAP No. 86, Derivatives.

Interest rate swaps are employed for duration matching purposes, in replication transactions, and to hedge the guaranteed minimum living benefit offered in some of the Company’s variable annuity policies. Interest rate swaps are reported at fair value except those used in replication transactions which are reported at amortized cost. Changes in fair value are recorded as unrealized gains/losses within surplus.

The Company utilizes listed put and call options and exchange-traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are reported at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company also purchases OTC and listed call options and exchange-traded futures on the S&P 500 Index and other indices to economically hedge its obligations under certain fixed index annuity (“FIA”) contracts. The interest credited on these products is based on the changes in the indices. These instruments are purchased directly or through its wholly owned investment subsidiary, DL Investment Holdings 2016-1, LLC (“DLIH 2016-1”). Options purchased and held by the Company are reported at fair value with changes in fair value recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income. Income distributions from DLIH 2016-1 are reported as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are reported at fair value and changes in fair value are recorded in unrealized gains/losses within surplus.

PHARMACEUTICAL REBATE RECEIVABLES

Receivables for pharmacy rebates are estimated from information provided by the Company’s pharmacy benefit manager based on factors including utilization of drugs subject to rebate and contractual provisions with the pharmacy benefit manager.    Any variance between actual rebate receipts and estimated amounts is recognized in the period that the Company becomes aware of the difference. Pharmacy rebate receivables are recorded as nonadmitted assets if they do not meet admissibility requirements.

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Premium deficiency reserves for Medicare Advantage business are recognized when it is probable that the expected future benefit expenses, claim adjustment expenses, direct administration costs and indirect administration costs under a group of contracts will exceed anticipated future premiums over the remaining lives of the contracts and are recorded as aggregate health policy reserves. Indirect administration costs are considered in the development of the premium deficiency reserves. The methods for making such estimates and establishing such reserves are periodically reviewed and updated, and any adjustments are reflected as an increase or decrease in the reserves in the period in which the change in estimate is identified. Investment income is not considered in the calculation of the premium deficiency reserve.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of benefits. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Unpaid losses and claims adjustment expenses for health insurance contracts include an amount determined from individual case estimates and loss reports, if necessary. An amount based on past experience and current payment trends is estimated for losses incurred but not reported. Such liabilities are necessarily based on assumptions and estimates and, while management believes the amount is adequate, the ultimate liability may be in excess of or less than the amount provided. The methods for making such estimates and for establishing the resulting liabilities are continually reviewed and any adjustments are reflected in the period determined.

DEPOSIT-TYPE CONTRACTS

Liabilities for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes. Under the applicable asset and liability method for recording deferred income taxes, net of any nonadmitted portion, and deferred tax liabilities are recognized for the future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and deferred tax liabilities (“DTLs”) are measured using the enacted tax rates on which those temporary differences are expected to be recovered or settled. The change in deferred taxes is charged or credited directly to surplus. Gross deferred tax assets are first reduced by a statutory valuation allowance, if deemed appropriate. The Company then determines the admissibility of the remaining net deferred tax assets, after valuation allowance, subject to admissibility limitations set forth in NAIC SAP. Refer to Note 15 for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Beginning in 2019, the Company entered into contracts with the Centers for Medicare & Medicaid Services (“CMS”) to provide Medicare Advantage plans. Health insurance premiums are recognized when written. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated separate accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable separate accounts include individual and group life and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation, income, or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated separate accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company has also established non-insulated separate accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated separate accounts are carried at fair value or on a general account basis, depending on the annuity contract being supported. The assets of the non-insulated separate accounts are not legally insulated and can be used by the Company to satisfy general account obligations.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Net investment income, capital gains and losses, and changes in invested asset values on the insulated variable separate accounts are allocated to policyholders and therefore do not affect the operating results of the Company. The Company earns separate account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable separate accounts.

Certain activity from the variable separate accounts is reflected in the Company’s financial statements as follows:

•	The fees that the Company receives which are assessed periodically and recognized as revenue when assessed.

•

The activity related to guaranteed minimum death benefits, guaranteed minimum accumulation benefits, guaranteed minimum income benefits, and guaranteed minimum withdrawal benefits is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable separate accounts are reflected in the Statements of Operations.

•

Transfers from the variable separate accounts due and accrued, which include accrued expense allowances receivable from the variable separate accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•

The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable separate accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Revisions to SSAP No. 71, “Policy Acquisition Costs and Commissions,” were adopted with an effective date of December 31, 2021. The revisions modified SSAP No. 71 such that an insurance entity cannot use levelized commission arrangements to delay establishment of a liability regardless of how the arrangement is structured with regards to policy persistency or timing of payment. The Company reviewed its commission programs as a result of the adoption of changes to SSAP No. 71, which apply to contracts in effect as of December 31, 2021. As a result, the Company made one-time, accelerated payments totaling $72.0 million in settlement of all material levelized commission arrangements. The settlements are reported in the Statutory Statement of Operations as commissions on premiums, annuity considerations, and deposit-type contract funds (direct business only). As of December 31, 2021, the Company had no material levelized commission arrangements.

The NAIC adopted revisions to SSAP No. 32R, effective January 1, 2021 which updated definitions, clarified impairment guidance, and updated the measurement guidance for investments in preferred stock. The revisions did not have a material impact to the financial statements of the Company as of December 31, 2021.

In December 2021, the Company early adopted the minor revisions to SSAP No. 43R from the NAIC exposure draft, Ref# 2021-15 SSAP 43R - Residual Tranches, related to the accounting and reporting for non-rated residual investments. The Company transferred its non-rated residual tranches from bonds to other invested assets and valued the residual tranches at the lower of cost or fair value.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

In March 2021, the NAIC adopted revisions to SSAP No. 25, Affiliates and Other Related Parties, that clarified the following regarding the identification of a related party:

•	any related party identified under U.S. GAAP or U.S. Securities and Exchange Commission (“SEC”) reporting requirements would be considered a related party under statutory accounting principles;

•	a non-controlling ownership over 10% results in a related-party classification regardless of any disclaimer of control or affiliation; and

•	a disclaimer of control or affiliation does not eliminate the classification as a related party and the disclosure requirements under SSAP No. 25.

The revisions were effective March 15, 2021 and did not have a significant impact to the financial statements of the Company as of December 31, 2021.

Effective June 30, 2020, the NAIC adopted changes to the Working Capital Finance Investments Program requirements in SSAP No. 105, Working Capital Finance Investments. The adoption of the revisions within SSAP No. 105 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2020, the NAIC adopted revisions to SSAP No. 51R, Life Contracts, and SSAP No. 3, Accounting Changes and Corrections of Errors, related to a grade-in approach of reporting changes in the reserve valuation basis as a result of Section 21 of the Valuation Manual (“VM-21”). The adoption of the new guidance did not have a significant impact on the financial statements of the Company.

The Company did not have any new accounting pronouncement changes during 2019.

CORRECTIONS OF ERRORS

During 2021, the Company discovered an error related to the calculation of actuarial reserves. This error has been adjusted and recorded, net of tax, as a decrease to surplus in the Statutory Statement of Capital and Surplus in the amount of $7.0 million.

The Company did not have any corrections of errors during 2020.

During 2019, the Company discovered an error related to the accounting for certain common stocks. In the prior periods impacted, net income was overstated and the change in unrealized capital gains (losses) was understated by $23.2 million. The correction of this error in 2019, net of tax, had no net impact on surplus.

2.	RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties.

The Company paid dividends to the Parent and received capital contributions from the Parent as described further in Note 16. The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Below are details of investments in subsidiaries and significant transactions with affiliates and other related parties:

Investments in Subsidiaries - Common Stocks

(In Thousands)
		Carrying Value
		December 31,
Entity	Type of Subsidiary	2021	2020
DLNY	Insurance	$444,047	$450,340
Lackawanna Casualty Company	Insurance	—	173,459
DL Reinsurance Company (“DLRC”)	Insurance	3,664	3,459
Delaware Life Reinsurance (U.S.) Corp.	Insurance	4,388	18,000
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454

Total		$453,553	$646,712

On April 1, 2019, the Company acquired Lackawanna Casualty Company (“LCC”), a Pennsylvania domiciled worker’s compensation insurance company, and its subsidiaries, Lackawanna American Insurance Company (“LAIC”) and Lackawanna National Insurance Company (“LNIC”), for a total cost of $171.7 million. The difference between the cost and the statutory value of the group purchased was recorded as goodwill totaling $61.2 million. The Company contributed $0.5 million of additional capital to LCC in 2020. In November 2020, LCC paid the Company a $20.0 million extraordinary dividend, consisting primarily of bonds.

On December 30, 2021, after LCC redomesticated from Pennsylvania to Texas, the Company contributed its direct investment in the common stock of LCC to its wholly-owned, property and casualty holding company, Clear Spring PC Holdings, LLC (“CSPCH”), at LCC’s statutory value of $124.7 million as part of a business segment realignment. The Company also transferred the applicable unamortized goodwill totaling $44.3 million to CSPCH as part of the transaction. The transactions had no impact to the surplus of the Company. The unamortized goodwill related to the purchase of LCC as of December 31, 2020 was $50.5 million.

In October 2021, the Company received a $58.2 million ordinary cash dividend from DLNY.

The Company values Clarendon Insurance Agency, Inc. (“Clarendon”) as described in paragraph 8.b.ii of SSAP No. 97. At December 31, 2021 and 2020, the admitted amount each year was $1.5 million. The Company’s Sub-2 filing for Clarendon will be completed in accordance with SSAP No. 97.

In December 2021, the Company’s subsidiary, Delaware Life Reinsurance (U.S.) Corp (“DLOK”), returned $13.0 million of capital to the Company, of which $7.2 million was in the form of invested assets.

Investments in Affiliates - Preferred Interests

DL Investment Holdings 2015-1, LLC (“DLIH 2015-1”) is an affiliated investment holding company with both common and preferred units. The Company owns all 255,000 issued and outstanding Series A Preferred Units (the “Preferred Units”) with a par value of $255.0 million. The Preferred Units are non-voting member units that entitle the Company to a 6% yield that compounds quarterly with distributions that take priority over common unit distributions. On December 31, 2021 and 2020, the Company received $15.6 million of preferred dividends from DLIH 2015-1.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Investments in Affiliates - Other Invested Assets

The Company also owns controlling membership interests in the following limited liability companies: CSPCH; Clear Spring Health Holdings, LLC (“CSHH”); DL Private Placement Investment Company I, LLC; Ellendale Insurance Agency, LLC (“Ellendale”); Delaware Life 1099 Reporting Company, LLC (“DL 1099”); DLIH 2016-1; DL Investment Holdings 2016-2, LLC (“DLIH 2016-2”); IDF IX, LLC; DL Service Holdings, LLC; and NCS Franklin Park, LLC. The values of certain of these limited liability companies without audited financial statements totaling $16.7 million and $30.9 million were non-admitted as of December 31, 2021 and December 31, 2020, respectively. During 2021, the Company’s share of losses of one such entity, Ellendale, exceeded the investment value before “nonadmit” adjustments. Therefore, in accordance with SSAP No. 48, the Company ceased equity method accounting. This had no impact to the surplus of the Company since the value of Ellendale was nonadmitted in the prior year.

Effective January 1, 2019, the Company and its subsidiary, DLIH 2016-1, initiated a hedging program arrangement related to the Company’s FIA products. Under this arrangement, the Company transferred equity options to DLIH 2016-1 at fair value on January 1 and April 1, 2019, totaling $113.4 million and $63.0 million, respectively, in the form of capital contributions. The Company realized net losses of $7.8 million and $0.3 million on these transfers, respectively. Under this arrangement, the Company routinely transfers new equity options to DLIH 2016-1 at fair value and processes settlements on behalf of DLIH 2016-1. $51.1 million, $35.7 million, and $37.6 million of such purchases were transferred at fair value and were subsequently reimbursed by DLIH 2016-1 during 2021, 2020, and 2019, respectively. The Company reported no gains or losses on these transactions. All economic rights and responsibilities of the equity options transferred during 2021, 2020, and 2019 belong to DLIH 2016-1. Additionally, DLIH 2016-1 began purchasing equity futures in 2019 as part of the FIA hedging program.

During 2021 and 2020, the Company made several capital contributions totaling $8.8 million and $8.0 million, respectively, to DLIH 2016-2 in connection with an investment program utilizing a Société Générale credit facility (the “SG Facility”).

As noted above, the Company transferred its direct ownership in LCC to CSPCH in December 2021 as a capital contribution. CSPCH subsequently contributed the common stock of LCC to Clear Spring Property and Casualty Company (“CSP&C”) through a wholly-owned intermediary noninsurance holding company. The Company contributed $25.0 million of capital to CSPCH in May 2021. The Company also accrued a $35.0 million capital contribution to CSPCH in December 2021, after the transfer of LCC, as part of the Company’s capital commitment to CSP&C. CSP&C received regulatory approval to accrue the $35.0 million of capital contributions receivable under SSAP No. 72, Surplus and Quasi-Reorganizations.

In December 2020, the Company purchased 200 units of CSPCH, from a third party minority interest holder for $12.2 million, representing an additional 20% ownership. As a result of the 2020 purchase, CSPCH and CSP&C became wholly-owned subsidiaries of the Company. At December 31, 2021 and 2020, $9.5 million and $8.9 million, respectively, of unamortized goodwill were reflected in the Company’s carrying value of CSPCH in addition to the unamortized goodwill related to the purchase of LCC noted above.

During 2021, 2020, and 2019, the Company contributed $47.0 million, $44.7 million, and $87.2 million, to its subsidiary health holding company, CSHH, respectively, and in March 2020, CSHH returned $2.0 million of capital to the Company. During 2019, $16.5 million of the contributions were used by CSHH to purchase health insurer/health maintenance organizations. The difference between the cost of downstream entities acquired by CSHH and their statutory book values at the dates of purchase resulted in goodwill. As of December 31, 2021 and 2020, $16.2 million and $18.5 million of unamortized goodwill were reflected in the Company’s carrying value of CSHH, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company values its investments in CSPCH and CSHH using the look-through approach described in SSAP No. 97 because CSPCH and CSHH are unaudited non-insurance holding companies. The Company calculates the value of its ownership interest in CSPCH and CSHH using the audited statutory value of their downstream insurance subsidiaries plus adjustments required by SSAP No. 97, such as unamortized goodwill. All liabilities, commitments, contingencies, guarantees or obligations required to be recorded were considered by the Company in the determination of the carrying values. The carrying values of CSPCH and CSHH were $251.7 million and $43.5 million as of December 31, 2021, respectively, and $36.9 million and $79.5 million as of December 31, 2020, respectively.

During 2020, Clear Spring Health Insurance Company (“CSHIC”), a subsidiary of CSHH, adopted an accounting practice related to nonadmitted pharmacy rebate receivables that differs from NAIC statutory accounting practices and procedures. As permitted by the Arizona Director of Insurance and Financial Institutions, CSHIC would admit an otherwise nonadmitted pharmacy rebate receivable if the total of pharmaceutical rebates received through the date that the financial statements were issued exceeds the otherwise nonadmitted amount as of December 31, 2020. The monetary effect on surplus of CSHIC, and in turn, the Company’s investment in CSHH, was an increase of $9.3 million as a result of CSHIC using the permitted practice as of December 31, 2020. There was no effect on net income and surplus as a result of a permitted practice in 2021.

The Texas Department of Insurance approved a permitted accounting practice relating to CSP&C’s legacy business which is 100% reinsured to affiliated and non-affiliated reinsurers. The permitted practice allows CSP&C to exclude this fully-reinsured block of business from its financial statements effective January 1, 2019. There was no net income or surplus impact to CSP&C or the Company in 2021, 2020 and 2019 because the business was previously 100% reinsured.

Dividends/Distributions

During 2021, 2020, and 2019, the Company recognized the following amounts from subsidiaries:

(In Thousands)
Date	Entity	Amount	Form	Asset Description
August 9, 2021	DLIH 2016-1	$30,000	Distribution	Cash
November 9, 2021	DLIH 2016-1	$20,000	Distribution	Cash
October 14, 2021	DL 1099	$30	Return of capital	Cash
October 26, 2021	DLNY	$58,232	Dividend	Cash
December 15, 2021	DLOK	$13,000	Return of capital	Invested assets and cash
December 31, 2021	DLIH 2016-1	$23,000	Distribution	Accrual*

March 17, 2020	CSHH	$2,000	Return of capital	Cash
November 20, 2020	LCC	$20,000	Extraordinary dividend	Invested assets and cash
December 31, 2020	DLIH 2016-1	$40,000	Distribution	Accrual*

May 3, 2019	DLIH 2016-1	$25,000	Distribution	Cash
August 7, 2019	DLIH 2016-1	$5,000	Distribution	Cash
September 18, 2019	DLRC	$2,357	Ordinary dividend	Invested assets and cash
December 13, 2019	DLRC	$1,335	Extraordinary dividend	Cash
December 17, 2019	DLRC	$27,307	Return of capital	Invested assets and cash
December 31, 2019	DLIH 2016-1	$7,000	Distribution	Accrual*

*	Receivable reflected in Investment Income Due and Accrued as of December 31, 2021, 2020 and 2019, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Goodwill

The Company carries goodwill in the investment value of subsidiaries related to direct statutory purchases and indirect purchases of downstream insurance subsidiaries by noninsurance holding company subsidiaries. Admitted goodwill is limited to 10% of adjusted capital and surplus under SSAP No. 68 - Business Combinations and Goodwill. The 2021 subcomponents and calculation of adjusted surplus and total admitted goodwill are shown below:

In Thousands	Calculation of Limitation Using September 30, 2021 Values	December 31, 2021
(1) Capital and Surplus	$1,969,794	XXX
Less:
(2) Admitted Positive Goodwill	72,632	XXX
(3) Admitted EDP Equipment & Operating System Software	1,500	XXX
(4) Admitted Net Deferred Taxes	—	XXX

(5) Adjusted Capital and Surplus (Line 1-2-3-4)	$1,895,662	XXX
(6) Limitation on Amount of Goodwill (adjusted capital and surplus times 10% goodwill limitation (Line 5*10%))	$189,566	XXX
(7) Current Period Reported Admitted Goodwill	XXX	$70,057
(8) Current Period Admitted Goodwill as a % of Prior Period Adjusted Capital and Surplus (Line 7/Line 5)	XXX	3.7%

Reinsurance-Related Agreements

Prior to 2019, the Company had two reinsurance agreements with DLRC. Under one agreement, the Company ceded certain risks associated with the Company’s variable annuity contracts and associated riders on a combination modified coinsurance and funds withheld coinsurance basis to DLRC (the “VA Treaty”). Under the second agreement, the Company ceded a quota share of certain risks associated with various fixed index annuity products and associated riders to DLRC (the “FIA Treaty”). The VA Treaty and the FIA Treaty transferred hedging risks to DLRC, but did not transfer insurance risks. Both treaties were accounted for using deposit accounting. As a result of the treaties between the Company and DLRC, certain gains (losses), previously accounted for as other changes in capital stock and surplus, net investment income (loss), and net realized capital gains (losses), are accounted for as investment income (loss) on reinsurance deposit asset.

During 2019, the Company recaptured the FIA Treaty but maintained the VA Treaty as described above. DLRC, as reinsurer, consented to the recapture as required by the FIA Treaty. The recapture had no effect on the surplus of the Company.

Hedging risk is defined as changes in unrealized hedging instrument gains or losses, realized gains and losses on dispositions of hedging instruments, and investment income or loss from hedging instruments. “Investment expense (income) on funds held” represents amounts paid or received on hedging instruments that were ceded under the DLRC treaties. Ceded realized gains and losses are reported in “Net realized capital gains (losses).” “Investment income (expense) on funds held - unrealized” represents the unrealized gain or loss for the period on hedging instruments that has been ceded to DLRC. “Investment income (loss) on reinsurance deposit asset” represents the net gains and losses on all hedging instruments ceded under the DLRC treaties.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

A summary of the pretax impacts of the two DLRC treaties on the Company’s Statements of Operations and Statements of Changes in Capital Stock and Surplus is set forth below as of December 31:

(In Thousands)	Treaty Impacts
	2021	2020	2019
Statements of Operations
Investment Income (Loss) on Reinsurance Deposit Asset	$(416,413)	$(159,574)	$(116,980)

Total Revenue	(416,413)	(159,574)	(116,980)
Investment (Income) Expense on Funds Held	(251,714)	(437,107)	(358,699)

Total Policyholder Benefits and Expenses	(251,714)	(437,107)	(358,699)
Net Realized Capital (Losses) Gains	(745)	(1,151)	83

Net Income (Loss)	(165,444)	276,382	241,802

Statements of Changes in Capital Stock and Surplus
Investment (Expense) Income on Funds Held - Unrealized	165,444	(276,382)	(241,802)

Net Change in Capital Stock and Surplus from VA and FIA Treaties (excluding reinsurance fee)	$—	$—	$—

In addition, the Company recognized a reinsurance deposit accounting asset of $144.8 million and $395.7 million at December 31, 2021 and 2020, respectively, and a corresponding amount in funds held under coinsurance liability.

The Company has a reinsurance agreement with Delaware Life Reinsurance (Barbados) Corp. (“Barbco”), an affiliate, under which it cedes risks associated with certain of the Company’s in-force corporate-owned variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-held basis.

The Company also has a reinsurance agreement with Barbco under which it cedes mortality risks associated with certain of the Company’s in-force bank-owned variable universal life insurance policies on a yearly renewable term basis.

Debt and Surplus Note Transactions

The Company entered into a $100.0 million bilateral loan agreement with DLIH 2016-1 dated March 31, 2021, with interest at LIBOR plus 1.15%. The repayment of principal and interest is due on demand. The Company borrowed $80.0 million and $20.0 million in April 2021 and May 2021, respectively, and repaid $7.0 million in November 2021. Total interest incurred during 2021 was $0.9 million. The Company had $93.0 million of borrowed money outstanding under the bilateral loan agreement as of December 31, 2021.

In January 2020, DLNY entered into a $50.0 million demand promissory note (the “DLNY Note”) with the Company. The DLNY Note superseded the parties’ $35.0 million promissory note dated May 19, 2017 (the “Old DLNY Note”). DLNY’s borrowings under the DLNY Note may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points. No amounts were outstanding under the DLNY Note or the Old DLNY Note as of December 31, 2021, 2020, and 2019.

In November 2020, R.V.I. Guaranty Co., Ltd (“RVI”), an affiliate, entered into a $20.0 million revolving loan note (the “RVI Note”) with the Company. Borrowings bear interest at LIBOR + 150 basis points. There were no amounts outstanding under the RVI Note as of December 31, 2021 and 2020.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

In May 2020, the Company loaned CSHIC $20.0 million under a $20.0 million demand promissory note which was repaid to the Company plus $520 thousand of interest in September 2020. In April and May 2021, the Company loaned CSHIC a total of $60.0 million under a $70.0 million demand promissory note which superseded the 2020 $20.0 million note. The interest rate on the $70.0 million note was 3% through September 30, 2021, after which the interest rate increased to 8%. The $60.0 million outstanding was repaid to the Company plus $812 thousand of interest in October 2021, and the demand promissory note was subsequently replaced by a $20.0 million demand promissory note. No amounts were outstanding as of December 31, 2021 and 2020 under any of these CSHIC notes.

In April 2020, DLIH 2016-1 borrowed $4.0 million from the Company under a demand promissory note and repaid the balance plus $1.7 thousand of interest to the Company within the same month.

In September 2021, the Company issued a $41.0 million promissory note to Delaware Life Marketing, LLC (“DLM”), an affiliate, related to a one-time accelerated commission payment in settlement of the Amended and Restated Master Agency Agreement between the Company and DLM. The interest rate on the promissory note was 8%. The Company repaid DLM the $41.0 million plus $0.9 million of interest in December 2021.

On December 31, 2020, with approval by the Department, the Company made a one-time payment of $7.5 million to Guggenheim Life and Annuity Company (“GLAC”), a related party, to pay down the principal amount and accrued interest due on a $7.5 million surplus note issued by the Company and owned by GLAC with an original maturity date of December 15, 2032. The Company received a $7.5 million capital contribution from the Parent on December 30, 2020, which was used together with $25.4 thousand to pay GLAC both the principal and interest due as of December 31, 2020.

At December 31, 2020, Group 1001, LLC, a related party, owned $167.3 million interests in surplus notes issued by the Company. In December 2021, the Parent became the owner of these interests and released the Company from all liabilities related to these interests in surplus notes. The Company reported the forgiveness of all related liabilities as contributed capital. Refer to Note 16 for further details.

Administrative Services Agreements

The Company has entered into various related-party agreements. The following agreements were in effect at December 31, 2021, 2020 and 2019:

The Company’s affiliate, Group 1001 Resources, LLC (“GOTO Resources”), sponsors the Group 1001 401(k) Savings Plan (the “401(k) Plan”) (formerly the Delaware Life Insurance Company 401(k) Savings Plan), which qualifies under Section 401(k) of the Internal Revenue Code and includes a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. Expenses under the 401(k) Plan and the RIA are allocated by GOTO Resources to the Company and other affiliates pursuant to intercompany service agreements. The allocated expenses incurred by the Company under the 401(k) Plan and the RIA were $2.4 million, $2.3 million, and $2.2 million, respectively, for the years ended December 31, 2021, 2020, and 2019.

The Company has a management services agreement with DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis. The Company allocated amounts related to this agreement of $4.3 million, $4.8 million, and $7.8 million for the years ended December 31, 2021, 2020, and 2019, respectively.

The Company terminated an administrative services agreement with Delaware Life Insurance and Annuity Company (Bermuda) Ltd. (“DLIAC”), an affiliate, in the fourth quarter of 2020. Prior to terminating the agreement, the Company performed various administrative services on behalf of DLIAC, which was sold to a third party on November 30, 2020. Amounts allocated under this agreement amounted to $0.3 million and $0.4 million for the years ended December 31, 2020 and 2019, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company has an administrative services agreement with Clarendon pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products. The Company also has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance and annuity products issued by the Company. There were equal and offsetting amounts incurred under these two agreements.

The Company has a services agreement with Barbco, pursuant to which the Company provides certain administrative and functional services to Barbco on a cost-reimbursement basis. Amounts allocated under this agreement amounted to approximately $0.3 million for each of the the years ended December 31, 2021, 2020 and 2019.

The Company has an administrative services agreement with DLRC, pursuant to which the Company furnishes certain investment, actuarial and administrative services to DLRC. Amounts allocated under this agreement amounted to approximately $0.2 million for each of the years ended December 31, 2021, 2020, and 2019, respectively.

The Company has a services agreement with CSP&C, pursuant to which the Company furnishes certain administrative and functional services to CSP&C. Amounts allocated under this agreement amounted to approximately $1.2 million, $0.7 million, and $0.6 million for the years ended December 31, 2021, 2020, and 2019, respectively.

A federal tax allocation agreement has been implemented with the Company as the common parent of an affiliated group of companies as described in Note 15.

The Company has an administrative services agreement between the Company and DLOK pursuant to which the Company provides certain services to DLOK, including finance, legal, compliance, administrative, information technology and other operational and support functions. No amounts were allocated under this agreement for the years ended December 31, 2021, 2020, and 2019.

The Company has a services and resource sharing agreement between the Company and Eon Health Plan, LLC (“EHP”), pursuant to which the Company provides certain services and resources to EHP, including finance, legal, compliance, human resources, investment, administrative, information technology and other support functions. No amounts were allocated under this agreement for the years ended December 31, 2021, 2020, and 2019.

The Company has a services and resource sharing agreement between the Company and Group One Thousand One Advisory Services, LLC (“GOTO Advisory”), pursuant to which the Company provides certain services and resources to GOTO Advisory, including the provisions of investment management services and related resources. No amounts were allocated under this agreement for the years ended December 31, 2021, 2020, and 2019.

The Company has a services and resource sharing agreement between the Company and CSHH pursuant to which the Company provides certain services and resources to CSHH, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. No amounts were allocated under this agreement for the years ended December 31, 2021, 2020 and 2019.

The Company has a facilities use agreement between the Company and GOTO Resources pursuant to which the Company provides use of certain of its facilities to GOTO Resources. No amounts were allocated under this agreement for the years ended December 31, 2021, 2020, and 2019.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company has a services and resource sharing agreement between the Company and GOTO Resources pursuant to which GOTO Resources provides certain services and resources to the Company, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. Gross amounts allocated under this agreement amounted to approximately $94.4 million, $84.1 million, and $85.4 million for the years ended December 31, 2021, 2020, and 2019, respectively.

The Company has a services and resource sharing agreement between the Company and Clear Spring Health Management Services, LLC (“CSHMS”) pursuant to which CSHMS provides certain services and resources to the Company, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. Expenses incurred under this agreement amounted to approximately $1.1 million, $1.0 million, and $4.3 million for the years ended December 31, 2021, 2020, and 2019, respectively.

The Company has a services and resource sharing agreement between the Company and CSHMS pursuant to which the Company provides certain services and resources to CSHMS, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. No amounts were allocated under this agreement for the years ended December 31, 2021, 2020, and 2019.

The Company has an administrative services agreement between the Company and DLM pursuant to which the Company agrees to provide certain services and use of facilities to DLM. The services relate to the business of DLM. The primary business of DLM is the distribution of the Company’s annuity products and related activities. No amounts were allocated under this agreement for the years ended December 31, 2021, 2020, and 2019.

Effective January 1, 2019, the Company had an Amended and Restated Master Agency Agreement (the “First Amended Agreement”) between the Company and DLM, pursuant to which DLM provides certain distribution and agent management services to the Company. On September 1, 2021, the First Amended Agreement was superseded by the Second Amended and Restated Master Agency Agreement executed between the Company and DLM. The Company incurred commission expenses under the First Amended Agreement totaling $48.4 million for the eight months ended August 31, 2021, $49.5 million for the year ended December 31, 2020, and $21.6 million for the year ended December 31, 2019.

On September 1, 2021, the Company began paying heaped commissions to DLM which were expensed as incurred. The commission expenses incurred during the remaining four months of 2021 totaled $71.9 million, including a one-time, accelerated payment of $41.0 million made by the Company in settlement of the First Amended Agreement. Under the Second Amended and Restated Master Agency Agreement with DLM, the Company also began paying marketing fees as an allowance for advertising, marketing, bonus and other expenses related to the promotion and sales of certain products of the Company, and these fees totaled $20.0 million in 2021. Other fees paid for services by the Company to DLM totaled $18.2 million, $14.9 million, and $11.8 million for the years ended December 31, 2021, 2020, and 2019, respectively.

The Company has a services and resource sharing agreement between the Company and LCC, LNIC, and LAIC, dated January 1, 2020, under which the Company provides services and makes resources available upon request to LCC, LNIC, and LAIC. No amounts were allocated under the agreement for the years ended December 31, 2021 and 2020.

The Company is party to a paymaster agreement between and among the Company, DLM, GOTO Resources, and Clarendon, dated January 1, 2019, that enables the Company, on behalf of Clarendon, to provide GOTO Resources, in its role as payroll employer of DLM, with certain amounts to be paid to DLM in connection with their activities as registered persons of Clarendon. No amounts were allocated under the agreement for the years ended December 31, 2021, 2020, and 2019, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

On August 2, 2013, the Parent acquired all of the issued and outstanding shares of the Company from Sun Life Canada (U.S.) Holdings, Inc. (the “Sale Transaction”). In connection with the Sale Transaction, the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC (“GC”) or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements in effect that the Company has filed pursuant to the terms of this undertaking:

The Company has an amended and restated investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to approximately $7.0 million, $7.1 million, and $7.8 million for the years ended December 31, 2021, 2020, and 2019, respectively.

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. The servicing fees are netted from the debt servicing payments remitted by GCREF to the Company. The servicing fees incurred for the years ended December 31, 2021, 2020, and 2019 were $46 thousand, $83 thousand, and $37 thousand, respectively.

The Company has a services agreement with Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services, and other advisory services to the Company.    Expenses incurred under this agreement amounted to approximately $50.0 million, $50.0 million, and $57.1 million for the years ended December 31, 2021, 2020, and 2019, respectively.

The Company has a limited discretionary investment advisory agreement between the Company and Guggenheim Investment Advisors, LLC (“GIA”), pursuant to which GIA provides investment advisory services to the Company. Expenses incurred under this agreement amounted to $22 thousand, $95 thousand, and 126 thousand for the years ended December 31, 2021, 2020 and 2019, respectively.

The Company had a selling agreement among the Company, GIS, and South Blacktree Insurance Agency, LLC related to the sale of certain private placement variable universal life insurance policies and funding agreements issued by the Company as identified in the selling agreement. The agreement was terminated in November 2021. The Company did not incur expenses under this agreement for the years ended December 31, 2021, 2020, and 2019.

The Company has a middle office services agreement between the Company and GIS dated July 23, 2018, under which GIS provides certain middle office services in furtherance of conducting the Company’s business and the business of its affiliates with which Company has investment-related services agreements.

The Company has a cost and liability allocation agreement among the Company, GIS, and GLAC dated July 23, 2018. This agreement is related to fees, charges, and expenses incurred by the Company under an Aladdin Services Agreement entered into between the Company and BlackRock Financial Management, Inc. (“BlackRock”) under which Blackrock implements and provides its proprietary Aladdin trading, portfolio management, and risk reporting system.

The Company had $2.3 million and $2.4 million due from affiliates, $22.4 million and $21.4 million due to affiliates, and $14.1 million and $1.7 million included in general expenses due or accrued to other related parties as of December 31, 2021 and 2020, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis. The Company also had $23.0 million and $40.0 million of distributions accrued from a wholly-owned investment subsidiary in investment income due and accrued as of December 31, 2021 and 2020, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Other

As of and for the years ended December 31, 2021, 2020, and 2019, the Company had other investment activity with affiliates and affiliated holdings as follows:

During 2021, a $65.0 million investment in Wright STF III, LLC (“Wright”) that the Company held in 2020 matured. The Company then held additional short-term investments/cash equivalents from Wright as well as the $60 million demand note from CSHIC noted above that was repaid during the year. In total, the Company had $535.0 million of acquisitions of short-term investments/cash equivalents in 2021 offset by $225.0 million of proceeds from sales/maturities which increased the prior year balance of affiliated short-term investments of $65.0 million to $375.0 million as of December 31, 2021. The Company recorded $13.8 million of related investment income in 2021 and the average yield on these short-term investments was 5.47%.

During 2020, $200.0 million of short-term investments issued by Armstrong STF IV, LLC (“Armstrong”) and Wright held by the Company at December 31, 2019, matured. The Company also acquired $90 million of new short-term investments from Wright in 2020, $25 million of which was repaid during the year. The Company recorded $12.8 million of investment income in 2020 related to these investments and the average yield was 6.37%.

During 2019, the Company acquired a $202.5 million short-term investment from an affiliate, WPH Holdings II Parent, LLC (“WPH”). Both this investment and a $171.0 million short-term investment from WPH held at December 31, 2018 matured or were repaid, resulting in no gain. The Company recorded $23.3 million of investment income related to these investments in 2019, and the average yield was 8.0%. The Company acquired short-term investments from Armstrong and Wright during 2019 totaling $100.0 million each which were held at December 31, 2019. The Company recorded $0.6 million of investment income on these investments in 2019 and the average yield was 5.70%.

During 2021, the Company acquired $533.8 million repurchase agreements from an affiliate and received proceeds of $362.3 million from repurchase agreement maturities during 2021. The Company also acquired $154.6 million of unaffiliated short-term investments, bonds, and preferred stock from affiliates and received proceeds of $306.1 million from sales of unaffiliated short-term investments, bonds, mortgages, and equities to affiliates from which the Company deferred realized gains of $4.8 million. The Company purchased $97.0 million of bonds from an affiliate in December 2021.

In 2020, the Company acquired $146.6 million of bonds from affiliates, including the bonds received from LCC noted above, and received proceeds of $44.7 million from sales of bonds to affiliates that resulted in immaterial gains. The Company also received $57.2 million of proceeds from sales of other invested assets to DLIH 2016-2 from which the Company deferred a realized gain of $1.9 million.

The Company acquired $93.6 million of bonds and $9.8 million of mortgages from affiliates in 2019, including the invested assets received from the DLRC capital transactions noted above, and received proceeds of $71.1 million from sales of short-term and long-term bonds to affiliates. Immaterial gains were recognized on these transactions.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following table summarizes the Company’s investments in affiliates (excluding investments in subsidiaries) at December 31, 2021 and 2020:

	December 31,
(In Thousands)	2021	2020
Cash Equivalent	$101,891	$—
Short-Term Investments	444,520	65,000
Bonds	433,021	67,000
Preferred Stocks	255,000	255,000
Commercial Mortgage Loans	2,720	8,831

Total	$1,237,152	$395,831

As of and for the years ended December 31, 2021, 2020 and 2019, the Company had investment activity with related parties and parties related to or managed by GC and related holdings as follows:

The Company purchased $14.2 million of bonds issued by other related parties during 2021. As of December 31, 2021 and 2020, the Company held bonds issued by other related parties that totaled $112.5 million and $455.0 million, respectively.

The Company purchased $1.7 million and $17.2 million of bonds and received proceeds of $3.9 million and $5.0 million from bond sales from parties related to or managed by GC in 2020 and 2019, respectively. No material gains and losses were recognized by the Company on these transactions in 2020 or 2019 and there were no such transactions in 2021.

The following table summarizes the Company’s investments in parties related to or managed by GC as of December 31, 2021 and 2020:

(In Thousands)	2021	2020
Bonds	$184,131	$418,145
Common Stocks	40	31,736
Other Invested Assets	49,728	—

Total	$233,899	$449,881

Guarantees

The Company, as successor to Keyport Life Insurance Company (“Keyport”), unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. The cash surrender value of the contracts at December 31, 2021 and December 31, 2020 was approximately $170.0 million, and $179.7 million, respectively. At December 31, 2021 and 2020, there was no liability accrued for this guaranty.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by DLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the U.S. Securities and Exchange Commission (the “SEC”). Under the SEC’s rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company’s guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts. The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the holders of the MVA Contracts. The total account value of the MVA Contracts was approximately $6.7 million and $6.6 million at December 31, 2021 and 2020, respectively. There was no liability accrued for this guaranty at December 31, 2021 and 2020.
Pursuant to an agreement effective January 20, 2017, the Company guarantees punctual payment to Merrill Lynch Professional Clearing Corp. (“ML Pro”) and certain affiliates of ML Pro (collectively, the “Guaranteed Parties”) by certain subsidiaries of the Company that may be added to the guaranty (collectively, the “ML Customers”), in connection with accounts the ML Customers have with the Guaranteed Parties. The obligations of the Company under the guaranty agreement are limited to $300.0 million. There was no liability accrued for this guaranty at December 31, 2021 and 2020.

In 2018, CSP&C entered into a lease agreement for an office in Boca Raton, Florida that expires in February 2026. The Company is a guarantor of the lease which has future minimum lease commitments of approximately $2.0 million as of December 31, 2021.

Pursuant to a 2019 Letter of Credit Facility Agreement (the “2019 LCFA”) between the Company and CSP&C, the Company was issued an irrevocable letter of credit (“LOC”) in 2019 by the Federal Home Loan Bank of Indianapolis (the “FHLB”) on behalf of an unrelated party. Under the 2019 LCFA, CSP&C was unconditionally responsible to reimburse the Company for the full amount of any drawdown by the beneficiary. In February 2021, the third party drew down $8.0 million under the LOC which effectively terminated the LOC. CSP&C reimbursed the Company in full for its payment related to the drawdown.

As a requirement under a Master Receivables Purchase Agreement (the “RPA”) between CSHIC and Société Générale Factoring S.A. (“SGF”) dated October 4, 2021, the Company guarantees the performance and observance of all obligations and covenants by CSHIC. Under the RPA, CSHIC proposes the sale of certain eligible receivables for purchase by SGF at a discounted rate. CSHIC is required to repurchase any ineligible receivables sold to SGF. The guarantee would require payment by the Company if CSHIC was unable to repurchase any ineligible receivables sold.

The Company is a co-borrower under a short-term money market facility with Société Générale under which CSHIC, as borrower, has authority to borrow up to $200.0 million to be used for general corporate purposes. Refer to Note 17 for further details. CSHIC had no amounts outstanding under this facility as of December 31, 2021.

The Company has committed to contribute capital to CSP&C as needed to maintain a certain risk-based capital level. Refer to Note 17 for further details.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company authorized a wholly-owned subsidiary, DLIH 2016-2, to enter into the SG Facility with a maximum borrowing amount of $150.0 million as part of its investment program. Pursuant to the SG Facility, the Company is required to pledge collateral to support borrowings. The pledged collateral secures obligations of a non-recourse guarantee by the Company, which is limited to the pledge of collateral assets. The Company may be required to make equity capital contributions to DLIH 2016-2 from time to time. As of December 31, 2021 and 2020, DLIH 2016-2 had borrowed $149.2 million and $64.7 million, respectively, under the SG Facility.

During 2020 a syndicated credit facility arranged by BMO Capital Markets Corp. and consisting of three bank lenders (the “BMO Facility”) was provided to CSHH and its wholly-owned subsidiary, CSHIC, with a maximum borrowing of $125.0 million as of December 31, 2021. Pursuant to the BMO Facility and a related separate fee letter, the Company guarantees all principal and interest obligations of CSHH and CSHIC, and is subject to certain covenants related to risk based capital and surplus. As of December 31, 2021 and 2020, CSHIC borrowings under the facility were $115.0 million and $61.0 million, respectively.

Pursuant to a Letter of Credit Facility Agreement (the “LCFA”) between the Company and its indirect subsidiary, Clear Spring Health (SC), Inc. (“CSH(SC)”), the FHLB issued the Company an irrevocable $1.0 million LOC effective July 1, 2021 on behalf of an unrelated party in respect of potential obligations of CSH(SC). Under the LCFA, CSH(SC) is unconditionally responsible to reimburse the Company for the full amount of any drawdown from the LOC by the beneficiary. CSH(SC) pays the Company a facility fee as compensation for the arrangement. Refer to Note 17 for further details.

3.	BONDS AND PREFERRED STOCKS

The statement value and fair value of the Company’s bonds and preferred stocks were as follows:

	December 31, 2021
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$457,303	$2,746	$(4,851)	$455,198
All Other Governments	12,138	566	(75)	12,629
U.S. States, Territories and Possessions (Direct and Guaranteed)	19,911	539	(160)	20,290
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	924,388	91,583	(8,990)	1,006,981
Industrial and Miscellaneous (Unaffiliated)	11,162,149	245,942	(52,949)	11,355,142
Hybrid Securities	194,088	14,760	(1,306)	207,542
Bonds - Affiliated	433,021	1,368	—	434,389
SVO Identified Exchange Traded Funds	1,815	57	(19)	1,853

Total Bonds	$13,204,813	$357,561	$(68,350)	$13,494,024

Preferred Stocks	$1,227,981	$13,266	$(12)	$1,241,235

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

	December 31, 2020
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$392,584	$9,044	$(437)	$401,191
All Other Governments	11,070	947	(78)	11,939
U.S. States, Territories and Possessions (Direct and Guaranteed)	9,687	701	(1)	10,387
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	992,830	80,971	(8,364)	1,065,437
Industrial and Miscellaneous	11,112,860	429,773	(143,064)	11,399,569
Hybrid Securities	220,819	20,433	(1,640)	239,612
Bonds - Affiliated	67,000	—	—	67,000
SVO Identified Exchange Traded Funds	1,810	110	(19)	1,901

Total Bonds	$12,808,660	$541,979	$(153,603)	$13,197,036

Preferred Stocks	$939,125	$9,663	$(146)	$948,642

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The statement value and estimated fair value by maturity periods for bonds, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2021
	Statement	Estimated
(In Thousands)	Value	Fair Value
Due in one year or less	$427,656	$428,204
Due after one year through five years	2,051,213	2,085,052
Due after five years through ten years	3,549,020	3,597,242
Due after ten years	3,425,633	3,523,993
SVO Identified Exchange Traded Funds	1,815	1,853

Total before asset and mortgage-backed securities	9,455,337	9,636,344

Asset and mortgage-backed securities	3,749,476	3,857,680

Total	$13,204,813	$13,494,024

Proceeds from sales and maturities of investments in bonds and preferred stock during 2021, 2020, and 2019, were $6.1 billion, $4.8 billion, and $6.7 billion, including non-cash transactions of $608.7 million, $433.1 million, and $366.7 million, respectively; gross gains were $72.0 million, $52.6 million, and $66.4 million respectively; and gross losses were $24.3 million, $44.6 million, and $34.8 million, respectively.

Bonds with a statement value of approximately $1.3 million and $5.2 million for the years ended December 31, 2021 and 2020 were on deposit with governmental authorities as required.

Investment-grade bonds were 95.5% and 96.6% of the Company’s total bonds as of December 31, 2021 and 2020, respectively.

The fair value of publicly-traded bonds is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Other-than-temporary-impairment

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

There were no credit impairments recorded in 2021, 2020, and 2019 on LBSS held as of December 31, 2021, 2020, and 2019, respectively, pursuant to SSAP No. 43R.

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the bond, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the bond, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has an Asset Valuation Committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern.    In determining whether a security is OTTI, the Asset Valuation Committee considers the factors described below. The process involves a quarterly screening of all securities with a fair value less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the asset valuation committee exercises considerable judgment. Based on the Asset Valuation Committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

“Monitor List” - A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

“Watch List” - There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in an impairment or write-offs.

“Impaired List” - The Asset Valuation Committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statements of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. For the years ended December 31, 2021, 2020, and 2019, the Company incurred write-downs of bonds totaling $4.3 million, $2.3 million, and $0 million respectively, including those subject to SSAP No. 43R. Of these amounts, no OTTI was related to sub-prime loans. In addition to the impairment on structured bonds, the Company incurred impairment write-downs of $9.7 million related to solar tax credit investments, $30.0 million due to intent to sell other invested assets, $3.0 million on residual equity tranches, and $7.7 million on equity interests.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2021 were as follows:

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
(in Thousands except # of securities)	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	5	$239,887	$(1,851)	—	$76,653	$(2,999)	5	$316,540	$(4,850)
All Other Governments	—	—	—	1	2,862	(75)	1	2,862	(75)
U.S. States, Territories and Possessions (Direct and Guaranteed)	1	7,786	(160)	—	—	—	1	7,786	(160)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	45	133,862	(2,850)	3	108,225	(6,140)	48	242,087	(8,990)
Industrial and Miscellaneous (Unaffiliated)	190	2,110,143	(40,178)	100	1,245,030	(12,773)	290	3,355,173	(52,951)
Hybrid Securities	4	734	(16)	3	10,318	(1,289)	7	11,052	(1,305)
SVO Identified Exchange Traded Funds	—	—	—	1	818	(19)	1	818	(19)

Total Bonds	245	$2,492,412	$(45,055)	108	$1,443,906	$(23,295)	353	$3,936,318	$(68,350)

Preferred Stocks	1	$92,197	$(12)	—	$—	$—	1	$92,197	$(12)

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2020 were as follows:

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
(in Thousands except # of securities)	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	5	$11,821	$(437)	—	$—	$—	5	$11,821	$(437)
All Other Governments	—	—	—	1	3,056	(78)	1	3,056	(78)
U.S. States, Territories and Possessions (Direct and Guaranteed)	1	99	(1)	—	—	—	1	99	(1)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	45	202,434	(8,346)	3	8,470	(18)	48	210,904	(8,364)
Industrial and Miscellaneous (Unaffiliated)	190	1,460,857	(37,916)	100	1,451,733	(105,148)	290	2,912,590	(143,064)
Hybrid Securities	4	2,824	(23)	3	7,251	(1,617)	7	10,075	(1,640)
SVO Identified Exchange Traded Funds	—	—	—	1	821	(19)	1	821	(19)

Total Bonds	245	$1,678,035	$(46,723)	108	$1,471,331	$(106,880)	353	$3,149,366	$(153,603)

Preferred Stocks	2	$136,812	$(146)	—	$—	$—	2	$136,812	$(146)

As summarized in the tables below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $4.6 million and $16.8 million as of December 31, 2021 and 2020. This amount represented approximately 0.02 percent of the Company’s total invested assets as of December 31, 2021 and 2020. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was as shown below (in thousands):

2021
		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$4,747	$4,600	$4,512

	$4,747	$4,600	$4,512

2020
		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$16,837	$16,837	$17,180

	$16,837	$16,837	$17,180

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

5GI Securities

The Company’s overall exposure to 5GI securities was as shown below:

(In thousands except for number of securities):

Investment	Number of 5GI Securities		Aggregate Book Adjusted Carry Value		Aggregate Fair Value
	12/31/2021	12/31/2020	12/31/2021	12/31/2020	12/31/2021	12/31/2020
Preferred Stock	1	1	$255,000	$255,000	$255,000	$255,000

Total	1	1	$255,000	$255,000	$255,000	$255,000

4.	MORTGAGE LOANS ON REAL ESTATE

The Company invests in commercial and residential first mortgage loans throughout the United States and Great Britain. Investments are diversified by property type and geographic area in order to manage credit risk. The Company monitors the condition of the mortgage loans in its portfolio.

In those cases, where mortgages have been restructured, appropriate allowances for losses are made. In those cases where, in management’s judgment, the mortgage loan’s value is impaired, appropriate losses are recorded.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following table shows the geographical distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2021 and 2020 (in thousands):

	2021	2020
Alabama	55,677	$3,229
Arizona	13,939	2,003
Arkansas	47,357	94
California	136,079	76,503
Colorado	17,153	15,937
Connecticut	11,087	10,925
Florida	40,604	2,794
Georgia	6,392	10,625
Iowa	442	—
Idaho	69	—
Illinois	26,650	25,557
Indiana	204	—
Kansas	7,544	7,480
Kentucky	265	1,563
Louisiana	1,213	410
Maryland	295	73
Massachusetts	59,511	5,037
Michigan	8,821	7,669
Minnesota	46	—
Missouri	1,302	398
Mississippi	655	—
New Jersey	2,014	3,424
New Mexico	3,479	3,556
New York	167,273	180,660
North Carolina	65,501	41,690
Ohio	1,770	1,945
Oklahoma	1,566	162
Oregon	6,511	5,390
Pennsylvania	23,974	13,608
Puerto Rico	24,950	—
South Carolina	1,010	107
Tennessee	24,890	25,000
Texas	169,446	4,993
Utah	1,948	2,304
Virginia	747	1,230
Washington	28,256	317
West Virginia	84	—
Wisconsin	4,192	4,159
General allowance for loan loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$960,456	$456,382

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company originated 438, 69, and 59 mortgage loans in 2021, 2020, and 2019, respectively, and made additional investments after acquisition each year with a total cost of new loans of $700.0 million, $156.0 million and $299.5 million, respectively. Minimum and maximum rates of the new loans ranged from 3.04% to 8.75%, 4.18% to 12.6%, and 4.59% to 7.18% in 2021, 2020, and 2019, respectively. During the years ended December 31, 2021, 2020, and 2019, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and were no more than 101.7% of the property’s value at the time the original loan was made during 2021. The loan to value ratio (“LTV”) on commercial mortgages is no more than 75% and the LTV on residential loans of less than $500 thousand per mortgage can exceed 75%.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss at December 31, 2021 and 2020. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $2.5 million at December 31, 2021 and 2020. While management believes that it uses the best information available to establish allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2021 and 2020, the Company individually and collectively evaluated loans with a net carrying value of $960.5 million and $456.4 million, respectively.

As of December 31, 2021 and 2020, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2021 and 2020.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

Other information is as follows:

	Residential		Commercial
(In Thousands)	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2021
Recorded Investment
Current	$—	$33,934	$—	$911,301	$4,450	$949,685
30 - 59 Days Past Due	—	12,623	—	—	—	12,623
60 - 89 Days Past Due	—	608	—	—	—	608
Participant or Co-lender in a Mortgage Loan Agreement	$—	$—	$—	$47,408	$—	$47,408
December 31, 2020
Recorded Investment
Current	$—	$4,411	$—	$446,567	$7,864	$458,842
Participant or Co-lender in a Mortgage Loan Agreement	$—	$—	$—	$62,912	$—	$62,912

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company did not have any mortgages accruing interest more than 90 days past due or with reduced interest during 2021 or 2020 and the Company had no investments in impaired loans during 2021 or 2020.

Information regarding the Company’s allowance for credit losses is as follows at December 31, 2021 and 2020:

	2021	2020
(In Thousands)
Balance at Beginning of Period	$2,460	$2,460
Additions Charged to Operations	—	—
Recoveries of Amounts Previously Charged Off	—	—

Balance at End of Period	$2,460	$2,460

The Company did not have any mortgage loans derecognized as a result of foreclosure during 2021 or 2020.

The following table provides an aging of mortgage loans as of December 31, 2021 and 2020, based on the recorded investment net of allowances for credit losses:

(In Thousands)
	2021	2020
Current	$949,685	$458,842
30-59 Days Past Due	12,623	—
60-89 Days Past Due	608	—

Total Past Due	13,231	—

Gross carrying value	$962,916	$458,842
Total Allowance for Loan Loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$960,456	$456,382

The credit quality of the Company’s mortgage loans is assessed by the debt service coverage ratio (“DSC”) and LTV. The following tables show the recorded gross investment of the Company’s mortgage loans aggregated by LTV and DSC as of December 31, 2021 and 2020:

		2021
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$123,592	$315,528	$44,000	$483,120
60%-69.99%	82,865	113,488	—	196,353
70%-79.99%	25,697	147,733	62,849	236,279
80% or greater	—	—	—	—

Total (*)	$232,154	$576,749	$106,849	$915,752

(*)	excludes residential mortgages in good standing

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

		2020
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$167,749	$91,218	$54,925	$313,892
60%-69.99%	58,037	30,930	17,626	106,593
70%-79.99%	—	26,082	7,864	33,946
80% or greater	—	—	—	—

Total (*)	$225,786	$148,230	$80,415	$454,431

(*)	excludes residential mortgages in good standing

5.	REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS TRANSACTIONS ACCOUNTED FOR AS SECURED BORROWING

REPURCHASE TRANSACTION - CASH PROVIDER - OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1)

The Company opportunistically uses repurchase transactions in conjunction with its liquidity management program to temporarily provide short-term liquidity from time-to-time as needed and determined by the Company. Using repurchase transactions to meet short-term liquidity needs positions the Company to be prepared to execute on opportunistic investments as they arise. The collateral posted by the Company is subject to fair value change and a decline in fair value could require the Company to post additional collateral to the counterparty. This risk is mitigated by the Company’s internal policy of limiting repurchase transactions to 5.0% of its available collateral. Potential liquidity risks arising from a duration mismatch between the collateral and repurchase transaction are mitigated by the Company’s other sources of liquidity, such as monthly principal and interest payments, premium sales by the Company, and other lines of credit established by the Company. The Company typically receives cash for its repurchase transactions; however, on occasion the Company has received United States Treasuries. In the case of United State Treasuries, the Company monitors the price of the Treasury collateral to ensure the Company is adequately collateralized.

(2)	Type of Repurchase Trades Used

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Bilateral (YES/NO)	Yes	Yes	Yes	Yes
b. Tri-Party (YES/NO)	No	No	No	No

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(3)	Original (Flow) & Residual Maturity

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	$—	$—	$—	$—
3. 2 Days to 1 Week	$—	$—	$—	$—
4. > 1 Week to 1 Month	$—	$200,000	$200,000	$418,641
5. > 1 Month to 3 Months	$200,000	$200,000	$22,623	$312,985
6. > 3 Months to 1 Year	$—	$300,000	$293,862	$—
7. > 1 Year	$25,000	$25,000	$8,515	$25,000
b. Ending Balance
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	$—	$—	$—	$—
3. 2 Days to 1 Week	$—	$—	$—	$—
4. > 1 Week to 1 Month	$—	$200,000	$—	$250,000
5. > 1 Month to 3 Months	$200,000	$—	$—	$312,985
6. > 3 Months to 1 Year	$—	$300,000	$16,485	$—
7. > 1 Year	$25,000	$25,000	$8,515	$25,000

(4)	Counter Party, Jurisdiction and Fair Value (FV)

Not applicable

(5)	Securities “Sold” Under Repurchase - Secured Borrowing

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. BACV	XXX	XXX	XXX	$—
2. Nonadmitted - Subset of BACV	XXX	XXX	XXX	$—
3. Fair Value	$234,504	$558,725	$25,544	$611,911
b. Ending Balance
1. BACV	XXX	XXX	XXX	$555,700
2. Nonadmitted - Subset of BACV	XXX	XXX	XXX	$—
3. Fair Value	$234,504	$558,725	$25,544	$611,911

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(6)	Securities Sold Under Repurchase - Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
Bonds - BACV	$—	$88,573	$467,127	$—	$—	$—	$—	$—
Bonds - FV	$—	$91,878	$520,032	$—	$—	$—	$—	$—
LB & SS - BACV	—	—	—	—	—	—	—	—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - BACV	—	—	—	—	—	—	—	—
Preferred Stock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Total Assets - BACV	$—	$88,573	$467,127	$—	$—	$—	$—	$—
Total Assets - FV	$—	$91,878	$520,032	$—	$—	$—	$—	$—

(7)	Collateral Received - Secured Borrowing

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Cash	$—	$—	$—	$—
2. Securities (FV)	$25,000	$25,000	$25,000	$25,000
3. Nonadmitted	$—	$—	$—	$—
b. Ending Balance
1. Cash	$—	$—	$—	$—
2. Securities (FV)	$25,000	$25,000	$25,000	$25,000
3. Nonadmitted	$—	$—	$—	$—

(8)	Cash & Non Cash Collateral Received - Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
a. Cash	$—	$—	$—	$—	$—	$—	$—	$—
b. Bonds - FV	—	25,000	—	—	—	—	—	—
c. LB & SS - FV	—	—	—	—	—	—	—	—
d. Preferred Stock - FV	—	—	—	—	—	—	—	—
e. Common Stock	—	—	—	—	—	—	—	—
f. Mortgage Loans - FV	—	—	—	—	—	—	—	—
g. Real Estate - FV	—	—	—	—	—	—	—	—
h. Derivatives - FV	—	—	—	—	—	—	—	—
i. Other Invested Assets - FV	—	—	—	—	—	—	—	—

j. Total Collateral Assets - FV (Sum of a through i)	$—	$25,000	$—	$—	$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(9)	Allocation of Aggregate Collateral by Remaining Contractual Maturity

(in Thousands)	FAIR VALUE
a. Overnight and Continuous	$—
b. 30 Days or Less	—
c. 31 to 90 Days	—
d. > 90 Days	25,000

(10)	Allocation of Aggregate Collateral Reinvested by Remaining Contractual Maturity

Not applicable

(11)	Liability to Return Collateral - Secured Borrowing (Total)

Not applicable

REVERSE REPURCHASE TRANSACTION - CASH PROVIDER - OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1)

The Company engages in a reverse repurchase agreement program. This program is intended to provide opportunistic, short-term financing to counterparties. Each repurchase agreement entered into is governed by the terms of the Master Repurchase Agreement (“MRA”) as agreed to between the parties. Under the terms of the MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar investments, back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a new repurchase agreement with that same repo counterparty. The Company’s decision to do so will be dependent on its liquidity needs and assessment of the counterparty, as well as they collateral’s performance.

As a risk mitigant, the Company requires its counterparties to post collateral in excess of the loan amount, otherwise known as over collateralization. The amount of over collateralization is up to the Company’s discretion, but will not be less than 102%. On average, the Company has required over collateralization of 120%. The short duration of the repurchase agreements and the over collateralization required by the Company mitigate potential financial risks associated with the transactions.

(2)	Type of Repurchase Trades Used

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Bilateral (Yes/No)	Yes	Yes	Yes	Yes
b. Tri-Party (Yes/No)	No	No	No	No

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(3)	Original (Flow) & Residual Maturity

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	$—	$—	$—	$—
3. 2 Days to 1 Week	$—	$—	$—	$—
4. > 1 Week to 1 Month	$14,779	$30,400	$—	$—
5. > 1 Month to 3 Months	$110,903	$—	$11,000	$101,891
6. > 3 Months to 1 Year	$829,340	$829,161	$829,161	$818,161
7. > 1 Year	$25,000	$25,000	$25,000	$25,000
b. Ending Balance
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	$—	$—	$—	$—
3. 2 Days to 1 Week	$—	$—	$—	$—
4. > 1 Week to 1 Month	$—	$—	$—	$—
5. > 1 Month to 3 Months	$—	$—	$—	$101,891
6. > 3 Months to 1 Year	$829,340	$829,161	$818,161	$818,161
7. > 1 Year	$25,000	$25,000	$25,000	$25,000

(4)	Counter Party, Jurisdiction and Fair Value (FV)

Not applicable

(5)	Fair Value of Securities Acquired Under Repurchase - Secured Borrowing

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount	$1,124,200	$1,131,082	$1,131,082	$1,246,212
b. Ending Balance	$1,124,200	$1,131,082	$1,117,332	$1,246,212

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(6)	Securities Acquired Under Repurchase - Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	NONADMITTED
Bonds - FV	$1,228,712	$17,500	$—	$—	$—	$—	$—	$—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Mortgage Loans - FV	—	—	—	—	—	—	—	—
Real Estate - FV	—	—	—	—	—	—	—	—
Derivatives - FV	—	—	—	—	—	—	—	—
Other Invested Assets - FV	—	—	—	—	—	—	—	—

Total Assets	$1,228,712	$17,500	$—	$—	$—	$—	$—	$—

(7)	Collateral Pledged - Secured Borrowing

Not applicable

(8)	Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity

Not applicable

(9)	Recognized Receivable for Return of Collateral - Secured Borrowing

Not applicable

(10)	Recognized Liability to Return Collateral - Secured Borrowing (Total)

Not applicable

The Company had no repurchase agreement transactions or reverse repurchase agreement transactions accounted for as a sale.

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on bonds, preferred stock, mortgages and interest rate swaps, which relate to changes in the general level of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from all other investments are reported, net of tax, in the Statements of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses on investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Realized gains and losses, net of amounts transferred to the IMR and capital gains tax, are as follows:

	Years Ended December 31,
(In Thousands)	2021	2020	2019
Realized Gains (Losses):
Bonds	$15,403	$5,748	$31,542
Preferred Stocks	—	—	8
Common Stocks	—	368	3,530
Mortgage Loans	109	93	48
Cash, Cash Equivalents and Short-term Investments	(11)	8	—
Other Invested Assets	(22,220)	(591)	4,154
Derivative Instruments	1,429	(3,591)	88,153
Reinsurance Realized Gains (Losses)	(5,515)	(1,151)	83
Realized Capital Gains/(Losses) - other	—	—	(78,176)

Subtotal	(10,805)	884	49,342
Less Capital Gains Tax Expense	9,400	186	10,362

Net Realized Gains (losses)	(20,205)	698	38,980
Less Gains (Losses) Transferred to IMR (Net of Taxes)	5,439	(2,194)	34,440

Net Realized Gains (Losses) After Tax and IMR Transfer	$(25,644)	$2,892	$4,540

Unrealized gains and losses and related deferred capital gains tax are as follows:

	Years Ended December 31,
(In Thousands)	2021	2020	2019
Changes in Net Unrealized Capital Gains (Losses):
Bonds	$(268)	$(270)	$(206)
Common Stocks of Non-affiliates	(6,010)	(12,841)	(7,791)
Common Stocks of Affiliates	(11,121)	34,591	45,453
Preferred Stocks	(317)	—	(52)
Derivative Instruments	(146,178)	250,810	128,823
Other Hedging Investments	—	—	—
Other Invested Assets	(76,149)	(29,687)	59,628
Unrealized Capital Gains/(Losses) - Other	—	—	78,176

Subtotal	(240,043)	242,603	304,031
Deferred Capital Gains Tax Effect	12,827	(7,543)	(41,549)

Total	$(252,870)	$250,146	$345,580

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2021	2020	2019
Bonds (Unaffiliated)	$693,265	$612,739	$577,949
Bonds (Affiliated)	15,435	4,342	2,634
Preferred Stocks (Unaffiliated)	54,791	52,621	46,447
Preferred stocks (Affiliated)	15,648	15,648	15,826
Common Stocks (Unaffiliated)	6,234	3,484	10,307
Common Stocks (Affiliated)	58,232	20,000	3,693
Mortgage Loans	33,130	38,579	40,928
Contract Loans	16,073	16,059	17,535
Cash, Cash Equivalents and Short-term Investments	100,653	75,112	72,290
Derivative Instruments	(195,644)	(435,148)	(348,490)
Other Invested Assets	139,557	81,750	58,573
Other Investment Income	32,306	37,602	3,726

Gross Investment Income	969,680	522,788	501,418

Interest Expense on Surplus Notes	(42,688)	(43,260)	(43,260)
Investment Expenses	(44,168)	(40,115)	(31,246)

Net Investment Income	$882,824	$439,413	$426,912

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The Company did not have investment income due and accrued excluded from surplus for the years ended December 31, 2021, 2020 and 2019.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity and interest exposure embedded in the Company’s fixed, fixed index, and variable annuity products. Futures are used to hedge equity exposure included in fixed indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange (“FX”) rates.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Interest rate swaps, options, swaptions and currency swaps are reported at fair value, with the unrealized gain or loss reported as an adjustment to surplus if not designated an effective hedge. All futures are marked to market and settled on a daily basis, with the gain or loss reported as a component of net investment income (loss).

The Company uses options to hedge the equity exposure embedded in its FIA products with the Morgan Stanley Global Opportunities Index (“MSGO”), OTC options on the S&P 500, the Deutsche Bank Cash Return on Capital Invested (“CROCI”) Sectors III Index, and the Deutsche Bank Momentum Asset Allocator (“MAA”) indices, the Barclays First Trust Capital Strength Barclays 5% Index (“FTCS”), and RBA Select Equity Yield CIBC 5% Index (“RBEY”). Fair Value changes in the options embedded within the policy are recorded through income. The Company purchases certain of these options through its investment subsidiary, DLIH 2016-1, which is accounted for in accordance with SSAP No. 48.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2021 and 2020, the Company pledged $107.7 million and $231.3 million, respectively, in U.S. Treasury securities and cash as collateral to counterparties. At December 31, 2021 and 2020, counterparties pledged to the Company $243.0 million and $318.0 million, respectively, in collateral comprised of cash and U.S. Treasury securities and corporate bonds.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows:

	Outstanding at
	December 31, 2021
(In Thousands)	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest Rate Swaps	$6,937,189	$289,509	$—	$289,509
FX Forwards	116,236	850	—	850
Payor Swaptions	300,000	123	5,895	(5,772)

Total	$7,353,425	$290,482	$5,895	$284,587

	Outstanding at
	December 31, 2020
(In Thousands)	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest Rate Swaps	$6,006,092	$472,394	$—	$472,394
FX Forwards	97,913	(3,448)	—	(3,448)
Payor Swaptions	300,000	24	5,895	(5,871)

Total	$6,404,005	$468,970	$5,895	$463,075

At December 31, 2021 and 2020, open futures contracts had a notional value of $1,641.1 million and $1,954.7 million and a fair value of $3.6 million and ($4.3) million, respectively. These amounts did not include the component of variation margin that had already been cash settled.

The Company did not have derivative contracts with financing premiums during 2021 or 2020.

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this exposure is unlikely.

The Company has two reinsurance agreements with Barbco. Refer to Note 2 for further details. The Company has liabilities for the funds held under the coinsurance with funds held treaty with Barbco of $253.8 million and $263.0 million at December 31, 2021 and 2020, respectively.

The Company ceded certain risks during 2021 and 2020 to DLRC through the VA Treaty. Refer to Note 2 for further details.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company’s individual and group life insurance policies. These amounts are reinsured on either a monthly renewable term, yearly renewable term, or coinsurance basis.

The Company has a coinsurance with funds withheld agreement with an unrelated reinsurer which provides reinsurance related to optional guaranteed lifetime withdrawal benefit riders under certain fixed indexed annuity polices.

The Company has a coinsurance and modified coinsurance agreement, under which it ceded certain in-force variable annuity base contracts to an unaffiliated reinsurer. For the years ended December 31, 2021, 2020, and 2019, premiums ceded under the agreement were $337.9 million, $136.8 million, and $156.0 million, respectively, and benefits ceded (including policy surrenders) were $1.4 billion, $1.2 billion, and $1.6 billion, respectively.

The effects of reinsurance on premiums and benefits (excluding policy surrenders) were as follows:

	Years Ended December 31,
(In Thousands)	2021	2020	2019
Premiums and Annuity Considerations:
Direct	$2,729,435	$2,873,746	$2,616,422
Ceded - Affiliated	(74,645)	(49,746)	(28,989)
Ceded - Non-affiliated	(362,121)	(155,884)	(175,149)

Net Premiums and Annuity Considerations	$2,292,669	$2,668,116	$2,412,284

Insurance and Other Individual Policy Benefits and Claims:
Direct	$1,075,786	$842,456	$890,010
Assumed - Non-affiliated	2,728	3,565	6,584
Ceded - Affiliated	(84,391)	(25,545)	(29,416)
Ceded - Non-affiliated	(446,834)	(369,948)	(409,260)

Net Policy Benefits and Claims	$547,289	$450,528	$457,918

10.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2021 and 2020, the Company had $5.8 million and $8.7 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $2.6 million and $3.0 million as of December 31, 2021 and 2020, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on Funds not Involving Life Contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions.

The details for other changes in reserves for the years ended December 31, 2021 and 2020 are as follows (in thousands):

	2021
Item	Total	Industrial Life	Ordinary Life Insurance	Ordinary Individual Annuities	Supplemental Contracts	Credit Life Group and Individual	Group Life Insurance	Group Annuities
Asset/Liability analysis	$(33,400)	$—	$—	$(5,000)	$—	$—	$—	$(28,400)

Total - increase (decrease)	$(33,400)	$—	$—	$(5,000)	$—	$—	$—	$(28,400)

	2020
Item	Total	Industrial Life	Ordinary Life Insurance	Ordinary Individual Annuities	Supplemental Contracts	Credit Life Group and Individual	Group Life Insurance	Group Annuities
Asset/Liability analysis	$(30,000)	$—	$—	$(30,000)	$—	$—	$—	$—

Total - increase (decrease)	$(30,000)	$—	$—	$(30,000)	$—	$—	$—	$—

Other than normal updates of reserves, there were no significant reserve changes as of December 31, 2019.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2021

A. INDIVIDUAL ANNUITIES

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2021	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$12,738,819	$221,404	$—	$12,960,223	79.327%
b At Book Value Less Current Surrender Charge of 5% or More	980,121	—	—	980,121	5.999%
c At Fair Value	—	—	948,897	948,897	5.808%

d Total with Adjustment or at Market Value	13,718,940	221,404	948,897	14,889,241	91.134%
e At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,159,451	—	—	1,159,451	7.097%
2 Not Subject to Discretionary Withdrawal	245,736	—	43,202	288,938	1.769%

3 Total (Gross: Direct and Assumed)	15,124,127	221,404	992,099	16,337,630	100.000%
4 Reinsurance Ceded	109,571	—	—	109,571
5 Total (Net)	$15,014,556	$221,404	$992,099	$16,228,059

6 Amount included in A(1)b above that will move to A(1)e in the year after the statement date.	$2,514	$—	$—	$2,514

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

B. GROUP ANNUITIES

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2021	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$143,413	$—	$143,413	1.403%
b At Book Value Less Current Surrender Charge of 5% or More	1	—	—	1	—%
c At Fair Value	—	—	9,831,986	9,831,986	96.204%

d Total with Adjustment or at Market Value	$1	$143,413	$9,831,986	$9,975,400	97.607%
e At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	36,115	—	—	36,115	0.353%
2 Not Subject to Discretionary Withdrawal	208,504	—	—	208,504	2.040%

3 Total (Gross: Direct and Assumed)	$244,620	$143,413	$9,831,986	$10,220,019	100.000%
4 Reinsurance Ceded	37,395	—	—	37,395

5 Total (Net)	$207,225	$143,413	$9,831,986	$10,182,624
6 Amount included in B(1)b above that will move to B(1)e in the year after the statement date.	$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

C. DEPOSIT-TYPE CONTRACTS

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2021	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$—	$—	$—	—%
b At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
c At Fair Value	—	—	307,052	307,052	18.339%

d Total with Adjustment or at Market Value	$—	$—	$307,052	$307,052	18.339%
e At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	—	—	—	—	—%
2 Not Subject to Discretionary Withdrawal	1,367,302	—	—	1,367,302	81.661%

3 Total (Gross: Direct and Assumed)	$1,367,302	$—	$307,052	$1,674,354	100.000%
4 Reinsurance Ceded	3,899	—	—	3,899

5 Total (Net)	$1,363,403	$—	$307,052	$1,670,455
6 Amount included in C(1)b above that will move to C(1)e in the year after the statement date.	$—	$—	$—	$—

Below is the reconciliation of the annuity actuarial reserves, deposit-type contract funds, and other liabilities without life or disability contingencies from the General Accounts and Separate Accounts of the Company as of December 31, 2021:

(In Thousands)
General Account:
Annuity Reserves	$15,015,469
Supplemental Contracts With Life Contingencies	206,313
Deposit-Type Contracts	1,363,402

Subtotal General Account	$16,585,184
Separate Account:
Annuities (excluding supplementary contracts)	$11,145,700
Supplementary contracts with life contingencies	43,202
Policyholder dividends and coupon accumulation	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other contract deposit funds	307,052

Subtotal Separate Account	11,495,954

Combined Total	$28,081,138

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

December 31, 2020

A. INDIVIDUAL ANNUITIES

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2020	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$11,518,378	$249,805	$—	$11,768,183	78.760%
b At Book Value Less Current Surrender Charge of 5% or More	993,098	—	—	993,098	6.646%
c At Fair Value	—	—	740,293	740,293	4.955%

d Total with Adjustment or at Market Value	12,511,476	249,805	740,293	13,501,574	90.361%
e At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,137,131	—	—	1,137,131	7.610%
2 Not Subject to Discretionary Withdrawal	267,330	—	35,873	303,203	2.029%

3 Total (Gross: Direct +Assumed)	13,915,937	249,805	776,166	14,941,908	100.000%
4 Reinsurance Ceded	101,829	—	—	101,829

5 Total (Net)	$13,814,108	$249,805	$776,166	$14,840,079
6 Amount included in A(1)b above that will move to A(1)e in the year after the statement date.	$3,069	$—	$—	$3,069

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

B. GROUP ANNUITIES

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2020	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$148,574	$—	$148,574	1.417%
b At Book Value Less Current Surrender Charge of 5% or More	1	—	—	1	—%
c At Fair Value	—	—	10,078,179	10,078,179	96.102%

d Total with Adjustment or at Market Value	$1	$148,574	$10,078,179	$10,226,754	97.519%
e At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	37,172	—	—	37,172	0.354%
2 Not Subject to Discretionary Withdrawal	223,090	—	—	223,090	2.127%

3 Total (Gross: Direct +Assumed)	$260,263	$148,574	$10,078,179	$10,487,016	100.000%
4 Reinsurance Ceded	—	—	—	—

5 Total (Net)	$260,263	$148,574	$10,078,179	$10,487,016
6 Amount included in B(1)b above that will move to B(1)e in the year after the statement date.	$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

C. DEPOSIT-TYPE CONTRACTS

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2020	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$—	$—	$—	—%
b At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
c At Fair Value	—	—	295,058	295,058	23.78%

d Total with Adjustment or at Market Value	$—	$—	$295,058	$295,058	23.78%
e At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	—	—	—	—	—%
2 Not Subject to Discretionary Withdrawal	945,713	—	—	945,713	76.22%

3 Total (Gross: Direct +Assumed)	$945,713	$—	$295,058	$1,240,771	100.000%
4 Reinsurance Ceded	3,817	—	—	3,817

5 Total (Net)	$941,896	$—	$295,058	$1,236,954
6 Amount included in C(1)b above that will move to C(1)e in the year after the statement date.	$—	$—	$—	$—

Below is the reconciliation of the annuity actuarial reserves, deposit-type contract funds, and other liabilities without life or disability contingencies from the General Accounts and Separate Accounts of the Company as of December 31, 2020:

(In Thousands)
General Account:
Annuity Reserves	$13,857,935
Supplemental Contracts With Life Contingencies	216,436
Deposit-Type Contracts	941,896

Subtotal General Account	$15,016,267
Separate Account:
Annuities (excluding supplementary contracts)	$11,216,851
Supplementary contracts with life contingencies	35,873
Policyholder dividends and coupon accumulation	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other contract deposit funds	295,058

Subtotal Separate Account	11,547,782

Combined Total	$26,564,049

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

12.	ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The amounts of account value, cash value and reserve breakouts of life insurance by withdrawal characteristics for General Account products and Separate Account Nonguaranteed products are shown in the tables below as of December 31, 2021 or 2020. The Company had no Separate Account with Guarantees products during 2021 or 2020.

(In Thousands)	December 31, 2021
General Account	Account Value	Cash Value	Reserve
1 Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	40,395	40,434	42,275
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	13,784	13,784	13,784
i Variable Universal Life	417,049	420,060	421,976
j Miscellaneous Reserves	684,118	683,717	684,864
2 Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	204
b Accidental Death Benefits	XXX	XXX	—
c Disability - Active Lives	XXX	XXX	7
d Disability - Disabled Lives	XXX	XXX	359
e Miscellaneous Reserves	XXX	XXX	11,026
3 Total (gross: direct + assumed)	1,155,346	1,157,995	1,174,495

4 Reinsurance Ceded	298,137	299,422	322,071

5 Total (net) (3)- (4)	$857,209	$858,573	$852,424

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(In Thousands)	December 31, 2021
Separate Account Non Guaranteed	Account Value	Cash Value	Reserve
1 Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	—	—	—
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	54,459	54,459	54,459
i Variable Universal Life	7,848,456	7,848,456	7,844,545
j Miscellaneous Reserves	—	—	—
2 Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	—
b Accidental Death Benefits	XXX	XXX	—
c Disability - Active Lives	XXX	XXX	—
d Disability - Disabled Lives	XXX	XXX	—
e Miscellaneous Reserves	XXX	XXX	—
3 Total (gross: direct + assumed)	7,902,915	7,902,915	7,899,004

4 Reinsurance Ceded	—	—	—

5 Total (net) (3)- (4)	$7,902,915	$7,902,915	$7,899,004

Below is a reconciliation of the life reserves from the General Accounts and Separate Accounts of the Company as of December 31, 2021:

(In Thousands)
General Account:
Life Reserves	$840,279
Disability - Active Lives	7
Disability - Disabled Lives	359
Miscellaneous Reserves	11,779

Subtotal General Account	$852,424

Separate Account:
Life insurance	$7,899,004

Subtotal Separate Account	7,899,004

Combined Total	$8,751,428

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(In Thousands)	December 31, 2020
General Account	Account Value	Cash Value	Reserve
1 Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	43,358	43,401	45,336
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	15,069	15,069	15,069
i Variable Universal Life	423,600	428,618	430,637
j Miscellaneous Reserves	738,038	737,251	738,880
2 Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	297
b Accidental Death Benefits	XXX	XXX	—
c Disability - Active Lives	XXX	XXX	7
d Disability - Disabled Lives	XXX	XXX	393
e Miscellaneous Reserves	XXX	XXX	13,414
3 Total (gross: direct + assumed)	1,220,065	1,224,339	1,244,033

4 Reinsurance Ceded	304,016	303,390	327,937

5 Total (net) (3)- (4)	$916,049	$920,949	$916,096

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(In Thousands)	December 31, 2020
Separate Account Non Guaranteed	Account Value	Cash Value	Reserve
1 Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	—	—	—
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	48,829	48,829	48,829
i Variable Universal Life	7,729,177	7,729,177	7,726,251
j Miscellaneous Reserves	—	—	—
2 Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	—
b Accidental Death Benefits	XXX	XXX	—
c Disability - Active Lives	XXX	XXX	—
d Disability - Disabled Lives	XXX	XXX	—
e Miscellaneous Reserves	XXX	XXX	—
3 Total (gross: direct + assumed)	7,778,006	7,778,006	7,775,080

4 Reinsurance Ceded	—	—	—

5 Total (net) (3)- (4)	$7,778,006	$7,778,006	$7,775,080

Below is a reconciliation of the life reserves from the General Accounts and Separate Accounts of the Company as of December 31, 2020:

(In Thousands)
General Account:
Life Reserves	$901,489
Disability - Active Lives	7
Disability - Disabled Lives	393
Miscellaneous Reserves	14,207

Subtotal General Account	$916,096

Separate Account:
Life insurance	$7,775,080

Subtotal Separate Account	$7,775,080

Combined Total	$8,691,176

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

13.	SEPARATE ACCOUNTS

The Company has established insulated separate accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable separate accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated separate accounts are reported in “Aggregate reserve for the life contracts” in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated separate accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity separate account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity separate account are carried on a general account basis. The assets of the non-insulated separate account are not legally insulated and can be used by the Company to satisfy claims resulting from the general account.

The Company earns separate account fees for providing administrative services and bearing the mortality and the other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable separate accounts are allocated to policyholders and therefore are not reflected in the Company’s Statutory Statements of Operations for the general account.

For the current reporting year, the Company reported assets and liabilities from the following products in a separate account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

A majority of the variable separate account assets are legally insulated from the Company’s general account, whereas the non-insulated separate account assets are not legally insulated. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. The separate account classification of “legally insulated” vs. “not legally insulated” is supported by Section 2932 of the Delaware Insurance Code.

The Company maintained Separate Account assets totaling $22,677.9 million and $22,324.5 million as of December 31, 2021 and 2020, respectively. As of December 31, 2021 and 2020, the Company’s Separate Account Statements included legally insulated assets of $22,242.3 million and $21,864.3 million, respectively.

The assets legally insulated and non-legally insulated from the general account as of December 31, 2021 were attributed to the following products (in thousands):

Product	Legally Insulated Assets	Not - Legally Insulated Assets	Total
Variable Life	$11,086,262	$—	$11,086,262
Variable Annuity	11,156,022	—	11,156,022
MVA Annuity	—	435,653	435,653

Total	$22,242,284	$435,653	$22,677,937

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Separate account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statutory Statements of Operations for the general account as a component of “Net transfers (from) or to Separate Accounts net of reinsurance.” The variable separate accounts are non-guaranteed separate accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA separate accounts are guaranteed separate accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

To compensate the general account for the risk associated with separate account guarantees, risk charges of $203.6 million, $173.4 million, and $171.8 million were received by the general account from the separate accounts during the years ended December 31, 2021, 2020 and 2019, respectively.

For the years ended December 31, 2021, 2020 and 2019, the Company’s general account paid $117.9 million, $57.1 million, and $69.8 million for separate account guarantees, respectively.

The Company does not engage in securities lending transactions within its separate account.

An analysis of the separate account reserves as of December 31, 2021 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ Equal to 4%	Nonguaranteed Separate Accounts	2021 Total
Premiums, Considerations or Deposits	$11,426	$436,687	$448,113
Reserves:
For Accounts with Assets at:
Fair Value	148,140	19,030,141	19,178,281
Amortized Cost	216,677	—	216,677

Total Reserves	$364,817	$19,030,141	$19,394,958

By Withdrawal Characteristics:
With Market Value Adjustment	$364,817	$—	$364,817
At Book Value Without Market Value Adjustment and with current surrender charge of 5% or more	—	243,650	243,650
At Fair Value	—	18,743,289	18,743,289

Subtotal	364,817	18,986,939	19,351,756
Not Subject to Discretionary Withdrawal	—	43,202	43,202

Total	$364,817	$19,030,141	$19,394,958

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

An analysis of the separate account reserves as of December 31, 2020 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	2020 Total
Premiums, Considerations or Deposits	$26,483	$152,869	$179,352
Reserves:
For Accounts with Assets at:
Fair Value	153,899	18,924,483	19,078,382
Amortized Cost	244,480	—	244,480

Total Reserves	$398,379	$18,924,483	$19,322,862

By Withdrawal Characteristics:
With Market Value Adjustment	$398,379	$—	$398,379
At Fair Value	—	18,888,610	18,888,610

Subtotal	398,379	18,888,610	19,286,989
Not Subject to Discretionary Withdrawal	—	35,873	35,873

Total	$398,379	$18,924,483	$19,322,862

Below is the reconciliation of “Net Transfers from Separate Accounts net of reinsurance” in the Statements of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2021	2020	2019
Transfers to Separate Accounts	$448,113	$179,352	$217,318
Transfers from Separate Accounts	(1,679,798)	(1,309,707)	(1,831,011)

Net Transfers from Separate Accounts net of reinsurance in the Statement of Operations	$(1,231,685)	$(1,130,355)	$(1,613,693)

14.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuation inputs generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange-traded derivatives.

Level 2

•	Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments, and certain derivatives.

Level 3

•	Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial mortgages, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company’s assets and liabilities measured at fair value were classified by these levels as of December 31, 2021 as follows:

(In Thousands)
Description for Each Class of Asset or Liability	Level 1	Level 2	Level 3	Net Asset Value (“NAV”)	Total
Assets at fair value:
Perpetual Preferred Stock
Industrial and miscellaneous	$—	$—	$19,948	$—	$19,948
Parent, Subsidiaries and Affiliates	—	—	255,000	—	255,000
Common Stock - Unaffiliated (a)
Industrial and miscellaneous	—	15,931	82,215	—	98,146
Bonds - Unaffiliated (b)
Asset-backed securities	—	11,539	825	—	12,364
Other Invested Assets	—	194,832	41,731	—	236,563
Derivative assets (d)
Interest rate contracts	346,572	122,733	—	—	469,305
Equity contracts	2,606	—	—	—	2,606
Foreign exchange contracts	—	—	990	—	990
Separate Accounts assets (c)	14,208,866	6,623,112	289,981	155,076	21,277,035

Total assets at fair value/NAV	$14,558,044	$6,968,147	$690,690	$155,076	$22,371,957

Liabilities at fair value:
Derivative liabilities (d)
Interest rate contracts	$(146,800)	$—	$—	$—	$(146,800)
Equity contracts	(792)	—	—	—	(792)
Foreign exchange contracts	—	—	(140)	—	(140)

Total liabilities at fair value	$(147,592)	$—	$(140)	$—	$(147,732)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company’s assets and liabilities measured at fair value were classified by these levels as of December 31, 2020 as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	NAV	Total
Assets at fair value:
Common stock - Unaffiliated (a)
Industrial and miscellaneous	$—	$42,415	$192,106	$—	$234,521
Bonds - Unaffiliated (b)
Asset-backed securities	—	—	836	—	836
Industrial and miscellaneous	—	5,166	—	—	5,166
Derivative assets (d)
Interest rate contracts	485,343	205,576	—	—	690,919
Equity contracts	1,669	—	—	—	1,669
Foreign exchange contracts	909	—	7	—	916
Separate Accounts assets (c)(e)	13,929,985	6,779,443	277,603	186,782	21,173,813

Total assets at fair value	$14,417,906	$7,032,600	$470,552	$186,782	$22,107,840

Liabilities at fair value:
Separate Accounts (c)	$—	$—	$—	$—	$—
Derivative liabilities (d)
Interest rate contracts	(218,463)	—	—	—	(218,463)
Equity contracts	(6,654)	—	—	—	(6,654)
Foreign exchange contracts	(305)	—	(3,455)	—	(3,760)

Total liabilities at fair value	$(225,422)	$—	$(3,455)	$—	$(228,877)

(a)	Unaffiliated common stocks are carried at fair value.
(b)	Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the tables above.
(c)

Separate account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, bonds and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate account assets also include $1,120.0 million and $852.2 million of investment income and receivables due at December 31, 2021 and 2020, respectively. Separate account liabilities include derivative liabilities carried at fair value.

(d)	The derivatives included in the leveling descriptions are carried at fair value.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(e)

Includes assets with a fair value of $155.1 million and $186.8 million at December 31, 2021 and 2020 respectively, in hedge funds, private equities, and other alternative investments for which fair value is measured at NAV using the practical expedient. These investments are not quoted on a securities exchange or in the over the counter market. As of December 31, 2021 or 2020, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days), redemption schedules (typically quarterly) and hold backs (typically 3% of the investment is held back until the next annual audit is completed). The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2021 and December 31, 2020.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value which were categorized as Level 3 for the year ended December 31, 2021:

(In Thousands)	Beginning Balance at 01/01/2021	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2021
Assets:
Perpetual Preferred Stock
Industrial and Miscellaneous	$—	$—	$—	$—	$—	$19,948	$—	$—	$—	$19,948
Parent, Subsidiaries and Affiliates	—	255,000	—	—	—	—	—	—	—	255,000
Common Stock - Unaffiliated	192,106	$20	(29,550)	(7,531)	29,194	27,626	—	(129,650)	—	82,215
Bonds - Unaffiliated
Asset-backed securities	836	—	—	—	(11)	—	—	—	—	825
Other Invested Assets	—	—	—	(6,931)	5,651	44,684	—	(1,673)	—	41,731
Derivative assets	7	—	—	9,968	983	—	—	—	(9,968)	990
Separate Accounts assets	277,603	7,230	(27,468)	(374)	360	109,323	11	(16,753)	(59,951)	289,981

Total assets	$470,552	$262,250	$(57,018)	$(4,868)	$36,177	$201,581	$11	$(148,076)	$(69,919)	$690,690

Liabilities:
FX Contracts	$(3,455)	$—	$—	$(9,284)	$3,315	$—	$—	$—	$9,284	$(140)

Total Liabilities	$(3,455)	$—	$—	$(9,284)	$3,315	$—	$—	$—	$9,284	$(140)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following table is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value which were categorized as Level 3 for the year ended December 31, 2020:

(In Thousands)	Beginning Balance at 01/01/2020	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2020
Assets:
Common Stock Unaffiliated	$166,214	$4,927	$(40,264)	$173	$(12,775)	$106,601	$—	$(32,770)	$—	$192,106
Bonds - Unaffiliated
Asset-backed Securities	862	—	—	—	(26)	—	—	—	—	836
Derivative Assets				4	7				(4)	7
Separate Accounts Assets	274,378	3,598	(27,494)	180	(388)	48,549	—	(629)	(20,591)	277,603

Total Assets	$441,454	$8,525	$(67,758)	$357	$(13,182)	$155,150	$—	$(33,399)	$(20,595)	$470,552

Liabilities:
FX Contracts	—	—	—	(7,708)	(3,455)	—	—	—	7,708	(3,455)

Total Liabilities	$—	$—	$—	$(7,708)	$(3,455)	$—	$—	$—	$7,708	$(3,455)

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers are made as a result of changes in the level of observability of inputs used to price the assets or changes in NAIC designations.

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2021:

(In Thousands)	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
Bonds - Unaffiliated
Asset-backed Securities	Matrix Pricing	Spreads	$825	20	20
Common Stocks	Matrix Pricing	Spreads	82,215	1-1000	156
Preferred Stock	Matrix Pricing	Spreads	274,948	1-5000	364
Other Invested Assets	Matrix Pricing	Spreads	41,731	0-177	38
Separate Accounts Assets	Matrix Pricing	Spreads	4,185	63-104	98
	Market Pricing	Quoted Prices	13,071	53-146	110
	Matrix Pricing	Spreads	272,342	1-100	99
	Market Pricing	Quoted Prices	383	99-100	50

Total Assets			$689,700

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2020:

(In Thousands)	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
Bonds - Unaffiliated
Asset-backed securities	Matrix Pricing	Spreads	$836	20	20
Common Stocks	Market Pricing	Spreads	192,106	0-1000	89
Separate Accounts assets	Market Pricing	Spreads	4,856	83-109	101
	Matrix Pricing	Spreads	262,488	1-100	99
	Market Pricing	Quoted Prices	9,341	46-114	103
	Market Pricing	Quoted Prices	839	99	101

Total assets			$470,466

There were no significant changes made in valuation techniques during 2021 and 2020.

Derivative values in the above tables are presented on a gross basis.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Aggregate Fair Value of all Financial Instruments

The following table presents the estimated fair values and carrying amounts of the Company’s financial instruments as of December 31, 2021:

(In Thousands)
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Assets:
Cash, Cash Equivalents and Short-term Investments	$2,399,198	$2,399,198	$643,687	$1,755,511	$—	$—	$—
Bonds	13,494,024	13,204,813	448,752	12,537,196	508,076	—	—
Preferred Stocks	1,241,235	1,227,981	—	966,287	274,948	—	—
Common Stocks	98,145	98,145	—	15,930	82,215	—	—
Mortgages Loans on Real Estate	956,118	960,456	—	—	956,118	—	—
Contract Loans	456,307	373,116	—	—	456,307	—	—
Derivatives – Options and Swaptions	123	123	—	123	—	—	—
Derivatives – Swaps and Forwards	451,889	476,700	328,290	122,609	990	—	—
Derivatives - Futures	4,958	4,958	4,958	—	—	—	—
Other Invested Assets (a)	983,375	977,173	—	259,624	617,583	106,168	—
Separate Account Assets	21,574,648	21,556,768	14,213,186	6,904,960	301,426	155,076	—
Liabilities:
Contractholder Deposit Funds and Other Policyholder Liabilities	$(1,493,980)	$(1,363,403)	$—	$—	$(1,493,980)	$—	—
Derivatives – Swaps and Forwards	(161,530)	(154,031)	(146,214)	(15,176)	(140)	—	—
Derivatives - Futures	(1,378)	(1,378)	(1,378)	—	—	—	—
Separate Account Liabilities	(307,052)	(307,052)	—	—	(307,052)	—	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following table presents the estimated fair value and carrying amounts of the Company’s financial instruments as of December 31, 2020:

(In Thousands)
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV
Assets:
Cash, Cash Equivalents and
Short-term Investments	$1,401,303	$1,401,303	$449,810	$951,493	$—	$—
Bonds	13,197,036	12,808,660	393,781	12,227,149	576,106	—
Preferred Stocks	948,642	939,125	—	573,851	374,791	—
Common Stocks	234,521	234,521	—	42,415	192,106	—
Mortgages Loans on Real Estate	456,610	456,382	—	—	456,610	—
Contract Loans	514,677	392,136	—	—	514,677	—
Derivatives – Options and Swaptions	24	24	—	24	—
Derivatives – Swaps and Forwards	666,983	700,048	461,424	205,552	7	—
Derivatives - Futures	2,665	2,665	2,665	—	—	—
Other Invested Assets (a)	528,871	527,172	—	17,450	460,639	50,782
Separate Account Assets	21,502,031	21,471,400	13,935,135	7,091,062	289,052	186,782
Liabilities:
Contractholder Deposit Funds and Other Policyholder Liabilities	(1,083,122)	(941,896)	—	—	(1,083,122)	—
Derivatives – Swaps and Forwards	(244,138)	(231,101)	(218,462)	(22,221)	(3,455)	—
Derivatives - Futures	(6,960)	(6,960)	(6,960)	—	—	—
Separate Account Liabilities	(295,058)	(295,058)	—	—	(295,058)	—
(a) - Other invested assets include assets with a fair value of $106.2 million and $50.8 million at December 31, 2021 and 2020, respectively, in limited partnership investments as they are valued using equity values which are a proxy for fair value. As of December 31, 2021 and 2020, there were $201.3 million and $142.3 million of unfunded commitments for limited partnership investments, respectively. The investments have liquidity restrictions consisting of either general partner approval or no ability for early redemption.

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents, and short-term investments - The carrying value for cash, cash equivalents, and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds - The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities - The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate - The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives - The fair values of swaps, swaptions, and forwards are based on current settlement values, dealer quotes, and market prices. Fair values of options and futures are also based on dealer quotes and market prices.

Contract loans - The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets - Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTCs”), surplus debentures, collateral loans, and equipment lease trusts. The fair value of LIHTCs and equipment lease trusts approximate their carrying values. The fair values of surplus debentures are obtained from third-party pricing services. Collateral loans are carried at amortized cost using pricing methods similar to private placements.

Separate Accounts - The estimated fair value of separate account assets and liabilities is determined using the same methodology described in Note 13. The difference between separate account assets and liabilities reflected in the chart above and the total recognized in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are attributable to non-financial instruments.

Contract holder deposit funds - The fair values of the Company’s general account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

15.	FEDERAL INCOME TAXES

The application of SSAP No.101, Income Taxes, requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company did not record a valuation allowance as of December 31, 2021 and December 31, 2020.

The components of the Company’s DTAs and DTLs as of December 31, 2021 and December 31, 2020 were as follows:

(In Thousands)	December 31, 2021			December 31, 2020			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$103,977	$28,211	$132,188	$158,632	$59,077	$217,709	$(54,655)	$(30,866)	$(85,521)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	103,977	28,211	132,188	158,632	59,077	217,709	(54,655)	(30,866)	(85,521)
Deferred Tax Assets Nonadmitted	—	—	—	—	—	—	—	—	—

Subtotal Net Admitted Deferred Tax Assets	103,977	28,211	132,188	158,632	59,077	217,709	(54,655)	(30,866)	(85,521)
Deferred Tax Liabilities	101,718	18,937	120,655	152,161	33,551	185,712	(50,443)	(14,614)	(65,057)

Net Admitted Deferred Tax Assets / (Net Deferred Tax Liabilities)	$2,259	$9,274	$11,533	$6,471	$25,526	$31,997	$(4,212)	$(16,252)	$(20,464)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following table provides component amounts of the Company’s calculation by tax character in accordance with paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2021			December 31, 2020			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$7,089	$7,089	$—	$—	$—	$—	$7,089	$7,089
(b) Adjusted Gross Deferred Tax Assets Expected to Be Realized (Excluding the amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation. (The Lesser of 2(b)1 and 2(b)2 Below)	45,806	21,122	66,928	58,689	54,632	113,321	(12,883)	(33,510)	(46,393)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	45,806	21,122	66,928	58,689	54,632	113,321	(12,883)	(33,510)	(46,393)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	XXX	XXX	299,164	XXX	XXX	234,967	XXX	XXX	64,197
(c) Adjusted Gross Deferred Tax Assets (Excluding the Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities.	58,171	—	58,171	99,943	4,445	119,784	(41,772)	(4,445)	(46,217)
(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$103,977	28,211	$132,188	$158,632	$59,077	$217,709	$(54,655)	$(30,866)	$(85,521)

	2021	2020
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	808%	886%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above (In Thousands)	$1,994,425	$1,566,449

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company’s SSAP No. 101 calculation.

(In Thousands)	December 31, 2021		December 31, 2020		Change
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets and Net
Admitted Deferred Tax Assets, by Tax Character as a Percentage
Adjusted Gross Deferred Tax Assets	$103,977	$28,211	$158,632	$59,077	$(54,655)	$(30,866)
Percentage of Adjusted Gross Deferred Tax Assets by Tax Character Attributable to the Impact of Tax Planning Strategies	—%	—%	—%	—%	—%	—%
Net Admitted Adjusted Gross Deferred Tax Assets	$103,977	$28,211	$158,632	$59,077	$(54,655)	$(30,866)
Percentage of Net Admitted Adjusted Gross Deferred Tax
Assets by Tax Character Because of the Impact of Tax Planning Strategies	—%	—%	—%	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

The Company had no temporary difference for which a DTL was not established.

The following tables provide the Company’s main components of income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31, 2021	December 31, 2020	December 31, 2019
Current Income Tax
Federal Tax (Benefit) Expense from Operations	$(3,242)	$(11,980)	$(21,279)
Federal Income Tax Expense on Net Capital Gains	9,400	186	10,362

Current Income Tax (Benefit) Expense	$6,158	$(11,794)	$(10,917)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The main components of the Company’s DTAs and DTLs as of December 31, 2021 and 2020 were as follows:

(In Thousands)	December 31, 2021	December 31, 2020	Change
Deferred Tax Assets:
Ordinary
Policyholder Reserves	$60,282	$78,341	$(18,059)
Investments	2,389	2,390	(1)
Deferred Acquisition Costs	32,938	30,286	2,652
Fixed assets	1,585	965	620
Compensation and benefits accrual	1,071	1,595	(524)
Receivables-nonadmitted	3,535	4,513	(978)
Net Operating Loss carry-forward	—	5,113	(5,113)
Tax credit carry-forward	—	33,358	(33,358)
Other (Including Items <5% of Total Ordinary Tax Assets)	2,177	2,071	106

Total Ordinary Deferred Tax Assets	$103,977	$158,632	$(54,655)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Ordinary Deferred Tax Assets	$103,977	$158,632	$(54,655)
Capital:
Investments	28,211	59,077	(30,866)
Net Capital Loss Carry forward	—	—	—

Subtotal	28,211	59,077	(30,866)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Capital Deferred Tax Assets	28,211	59,077	(30,866)

Admitted Deferred Tax Assets	$132,188	$217,709	$(85,521)

Deferred Tax Liabilities:
Ordinary
Investments	$70,639	$119,092	$(48,453)
Policyholder Reserves	31,077	33,069	(1,992)

Other (Including Items <5% of Total Ordinary Tax Liabilities)	2	—	2

Subtotal	$101,718	$152,161	$(50,443)
Capital:
Investments	18,937	33,551	(14,614)

Subtotal	18,937	33,551	(14,614)

Deferred Tax Liabilities	$120,655	$185,712	$(65,057)

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$11,533	$31,997	$(20,464)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The change in net deferred income taxes was comprised of the following:

(In Thousands)
Description	December 31, 2021	December 31, 2020	Change
Total Deferred Tax Assets	$132,188	$217,709	$(85,521)
Total Deferred Tax Liabilities	120,655	185,712	(65,057)

Net Deferred Tax Assets / Deferred Tax Liabilities	$11,533	$31,997	$(20,464)
Statutory Valuation Allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax Liabilities	$11,533	$31,997	$(20,464)
Tax Effect of Unrealized (Gains)/Losses			(12,827)
Prior Period Adjustment			1,867

Change in Net Deferred Income Tax			$(9,504)

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2021, 2020 and 2019 were as follows:

(In Thousands)	December 31, 2021			December 31, 2020			December 31, 2019
Description	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net Income Before Taxes	$226,978	$47,665	21.0%	$206,562	$43,378	21.0%	$293,936	$61,727	21.0%
Investment Related	(80,240)	(16,850)	(7.4)%	(59,749)	(12,547)	(6.0)%	(26,859)	(5,640)	(1.9)%
Exhibit 5a adjustment	(3,373)	(708)	(0.3)%	—	—	—%	(6,436)	(1,352)	(0.5)%
Change in Non-admitted assets	2,676	562	0.3%	(1,091)	(229)	(0.1)%	(48,741)	(10,236)	(3.5)%
Prior Year Over/Under Accrual	—	—	—%	—	—	—%	(2,342)	(492)	(0.2)%
Tax Credit Adjustment	(56,265)	(11,816)	(5.2)%	3,135	658	0.3%	(73,187)	(15,369)	(5.2)%
Tax Differences in Wholly Owned Subsidiaries	(3,866)	(812)	(0.4)%	56,915	11,952	5.8%	79,495	16,694	5.7%
Other	(11,327)	(2,379)	(1.1)%	44	9	—%	444	93	0.1%

Total Statutory Income Taxes		$15,662	6.9%		$43,221	20.8%		$45,425	15.5%

Federal Income Taxes Incurred		$6,158	2.7%		$(11,794)	(5.7)%		$(10,917)	(3.7)%
Change in Net Deferred Income Taxes		9,504	4.2%		55,015	26.5%		56,342	19.2%

Total Statutory Income Taxes		$15,662	6.9%		$43,221	20.8%		$45,425	15.5%

At December 31, 2021, the Company had no net operating loss, capital loss, or foreign tax credit carryforwards.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

As of December 31, 2021, the Company’s capital income tax expense in the preceding years that will be available for recoupment in the event of future losses is as follows:

(In Thousands)
Year	Capital
2021	$7,089
2020	$—
2019	$—

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

Tax years prior to 2018 are closed for audit or examination under the applicable statute of limitations. The Company is not currently under examination by the Internal Revenue Service. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of operations, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2021 and 2020. As of December 31, 2021, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2021 and 2020. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2021, 2020 and 2019. The Company has not accrued any penalties related to UTBs.

The Company is part of an affiliated group of companies that will file a consolidated federal income tax return for 2021. The following companies are included in the consolidated return filing:

•	Delaware Life Insurance Company

•	Delaware Life Insurance Company of New York

•	DL Reinsurance Company

•	Clarendon Insurance Agency, Inc.

•	Clear Spring Health Insurance Company

•	Delaware Life Reinsurance (U.S.) Corp.

•	Clear Spring Health (CO), Inc.

•	Clear Spring Health (GA), Inc. (formerly Eon Health, Inc (GA))

•	Clear Spring Health (SC), Inc. (formerly Eon Health, Inc. (SC))

•	Clear Spring Health Community Care, Inc. (formerly Community Care Alliance of Illinois, Inc.)

•	Clear Spring Health (VA), Inc.

•	Clear Spring Health of Illinois, Inc.

•	Lackawanna Casualty Company

•	Lackawanna American Insurance Company

•	Lackawanna National Insurance Company

•	Clear Spring PC Acquisition Corp.

•	Clear Spring Property and Casualty Company

A written tax allocation agreement has been approved by the state of domicile of each participating insurance company. Allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the Company.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

16.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the Sale Transaction on August 2, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

In April 2021, April 2020, and April 2019, the Company paid an ordinary dividend of $200.0 million, $65.0 million, and $200.0 million, respectively, to the Parent. The Parent paid $100.0 million to the Company in February 2020 in the form of a capital contribution that the Company accrued in December 2019 in accordance with SSAP No. 72. The Parent also contributed $479.2 million and $7.5 million of cash capital to the Company in 2021 and 2020, and contributed $16.9 million of capital in 2019 in the form of an other invested asset.

The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains/losses, excluding deferred taxes, was approximately $562.6 million and $802.6 million at December 31, 2021 and 2020, respectively.

Surplus Notes

As of December 31, 2021 and 2020, the Company had $390.2 million and $557.5 million, respectively, of surplus notes outstanding. At December 31, 2020, $94.6 million and $72.7 million of the $250.0 million surplus note and the $150.0 million surplus note expiring on December 15, 2027, respectively, were held by a related party. On December 30, 2021, the Parent became the holder of such interests in these surplus notes and released the Company from all liabilities and obligations including principal and accrued interest since the last payment date. The forgiveness of these obligations was recorded by the Parent and the Company as capital contributions to the Company totaling $168.7 million.

As discussed in Note 2, with approval by the Department, the Company paid down the outstanding principal and accrued interest on a surplus note previously held by GLAC on December 31, 2020.

The Company has an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes (the “Noteholders”). DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2021, the Noteholders were as follows: Estate of Jeffrey S. Lange; Midland National Life Insurance Company; North American Company for Life and Health Insurance; and Security Benefit Life Insurance Company.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The details of outstanding surplus notes were as follows as of and for the years ended December 31, 2021 and 2020:

2021 (In Thousands)
Date Issued	Interest Rate	Original Issue Amount of Note	Carrying Value of Note	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Date of Maturity
12/22/97	8.625%	$250,000	$155,412	$21,563	$519,537	11/06/27
12/15/95	6.150%	150,000	77,301	9,225	246,185	12/15/27
12/15/95	7.626%	150,000	150,000	11,439	288,637	12/15/32
12/15/95	6.150%	7,500	7,500	461	11,778	12/15/27
12/15/95	7.626%	7,500	—	—	12,439	—

XXX	XXX	$565,000	$390,213	$42,688	$1,078,576	XXX

2020 (In Thousands)
Date Issued	Interest Rate	Original Issue Amount of Note	Carrying Value of Note	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Date of Maturity
12/22/97	8.625%	$250,000	$250,000	$21,563	$497,974	11/06/27
12/15/95	6.150%	150,000	150,000	9,225	236,960	12/15/27
12/15/95	7.626%	150,000	150,000	11,439	277,198	12/15/32
12/15/95	6.150%	7,500	7,500	461	11,317	12/15/27
12/15/95	7.626%	7,500	—	572	12,439	—

XXX	XXX	$565,000	$557,500	$43,260	$1,035,888	XXX

The proceeds from the issuance of the surplus notes were not used to purchase an asset directly or indirectly from the Noteholders. The surplus notes were not issued as part of a transaction whereby the principal or interest payments are contractually linked to other assets or agreements. There were no surplus note interest or principal payments subject to administrative offsetting provisions.

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants and beneficiaries, as well as all other classes of creditors other than the Noteholders.    After payment in full of certain obligations set forth in Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Department.

The Company incurred $42.7 million of interest on the surplus notes for the year ended December 31, 2021 and $43.3 million for the years ended December 31, 2020 and 2019. Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent that the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note interest and principal payments and the related interest accrual in the amount of $2.8 million and $4.2 million at December 31, 2021 and 2020.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Risk-Based Capital

Life and health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2021 and 2020.

17.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent Commitments

The Company had unfunded commitments for limited partnership investments of $201.3 million and $142.3 million and commitments for funding future fixed income and preferred stock investments of $1,332.2 million and $1,335.4 million as of December 31, 2021, and 2020, respectively. The Company also had $97.0 million and $87.2 million of outstanding mortgage loan commitments on real estate as of December 31, 2021 and December 31, 2020, respectively.

Regulatory and Industry Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective, premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.0 million for guaranty fund assessments as of December 31, 2021 and 2020, respectively. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2021 and 2020, the Company did not have any guaranty fund liabilities or assets related to assessments from insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation and Other Matters

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations, or cash flows of the Company.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2021 and reported in the current financial statements:

•	Collateral posted under repurchase agreements which was reported as bonds and preferred stocks.

•	Cash collateral posted under reverse repurchase agreements which was reported as cash equivalents.

•	Certain FHLB capital stock.

•	Certain bonds on deposit with governmental authorities as required.

•	Certain cash deposits held in a mortgage escrow account (see “Other restricted assets” below).

•	Certain tax escrow accounts.

•	Derivative cash collateral which was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below).

•	Certain cash collateral for brokerage margin.

The following were restricted assets (including pledged assets):

(In Thousands)

									Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2021 Total	2020 Total	Increase/ (Decrease)	Total 2021 Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Subject to Repurchase Agreements	$587,986	$—	$—	$—	$587,986	$25,000	$562,986	$587,986	1.33%	1.33%
Subject to Reverse Repurchase Agreements	945,052	—	—	—	945,052	616,220	328,832	945,052	2.13%	2.13%
FHLB Capital Stock	50,086	—	—	—	50,086	47,853	2,233	50,086	0.11%	0.11%
On Deposit with States	5,189	—	—	—	5,189	5,195	(6)	5,189	0.01%	0.01%
Pledged as Collateral to FHLB (Including Securities and Commercial Mortgage Loans)	1,240,909	—	—	—	1,240,909	910,853	330,056	1,240,909	2.79%	2.80%
Pledged as collateral not captured in other categories	183,327	—	—	—	183,327	24,388	158,939	183,327	0.41%	0.41%
Other Restricted Assets	4,130	—	—	—	4,130	1,616	2,514	4,130	0.01%	0.01%

Total Restricted Assets	$3,016,679	$—	$—	$—	$3,016,679	$1,631,125	$1,385,554	$3,016,679	6.79%	6.80%

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following were assets pledged as collateral not captured in other categories, including assets backing funding agreements (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)									Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2021 Total	2020 Total	Increase/ (Decrease)	Total 2021 Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Bond collateral to Société Générale	$158,979	$—	$—	$—	158,979	$—	$158,979	$158,979	0.36%	0.36%
Derivative Collateral	24,348	—	—	—	24,348	24,388	(40)	24,348	0.05%	0.05%

Total	$183,327	$—	$—	$—	$183,327	$24,388	$158,939	$183,327	0.41%	0.41%

The following were other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)									Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2021 Total	2020 Total	Increase/ (Decrease)	Total 2021 Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Cash - Tax Escrow	$2,332	—	—	—	$2,332	—	$2,332	$2,332	0.01%	0.01%
Mortgage Escrow	1,798	—	—	—	1,798	1,616	182	1,798	—%	—%

Total	$4,130	$—	$—	$—	$4,130	$1,616	$2,514	$4,130	0.01%	0.01%

Lease Commitments

The Company leased office space for its Waltham, Massachusetts office under an agreement effective September 24, 2014, which was amended on February 19, 2016 to add additional space. The lease expires on April 30, 2023. Rental expenses during 2021, 2020, and 2019 were $2.1 million, 2.3 million, and $2.4 million, respectively, under this lease and were partially reimbursed by an affiliate.

The Company entered into a lease agreement, effective January 22, 2014, for its Indianapolis, Indiana office. The original expiration date was December 31, 2024; however, the lease was terminated on December 31, 2021. Rental expenses in 2021, 2020, and 2019 were $0.2 million each year under this lease, and the Company paid termination fees of $0.2 million in December 2020.

The Company was subleasing additional space for its Indianapolis office noted above under a sublease agreement with a related party effective July 27, 2016. The original expiration of this sublease was November 30, 2026, however, the sublease was terminated in May 2021. Rental expenses were $0.2 million, $0.4 million, and $0.4 million in 2021, 2020, and 2019, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

In 2020, the Company entered into a lease agreement with an affiliate for a Zionsville, Indiana office for which the lease term began on January 1, 2021. The lease has an expiration date of December 31, 2035 with an option to renew the lease agreement for up to a five-year period. Rental expense for 2021 was $1.6 million.

The Company entered into a lease agreement effective December 20, 2018 for office space in Park Ridge, Illinois that was twice amended to add additional space and extend the lease expiration until May 31, 2025. Rental expenses for 2021, 2020, and 2019 were $0.3 million, $0.2 million, and $0.1 million, respectively. The rental expenses for the office space at this location are reimbursed by CSHMS.

The Company leases a small storage space on a month-to-month basis in Chicago, Illinois for a monthly fee of $0.5 thousand.

Effective June 1, 2019, the Company entered into a six-month lease agreement for a Park Ridge, Illinois office that was originally set to expire on November 30, 2019, after which it was extended on a month-to-month basis until it was terminated in January 2020. Rental expenses for 2020 and 2019 were $12 thousand and $0.2 million, respectively. These rental expenses were reimbursed by CSHMS.

The Company had a sublease agreement for a Chicago, Illinois office, originally effective February 26, 2016 with an original expiration date July 29, 2018, that was twice amended resulting in expiration as of September 30, 2020. Rental expenses for 2020 and 2019 were $0.3 million under this sublease. A portion of these rental expenses were reimbursed by CSP&C.

Effective December 1, 2017, the Company leased office space under a six month lease in New York, New York. The lease was renewed for additional space and an extended lease term during 2018 and was again extended for a twelve-month period effective April 1, 2019 with a monthly rental expense of approximately $17.9 thousand. The rental expenses for the three months of 2020 were reimbursed by an affiliate.

Effective July 23, 2018, the Company entered into a month-to-month lease agreement for an office in New York, New York. The monthly rental expense was approximately $3.9 thousand. The lease expired February 28, 2019.

Effective September 10, 2018, the Company entered into a lease agreement for an office in Miramar, Florida that expires on June 30, 2024. The Company took possession of the space on March 6, 2019 and the first three months of rent in 2019 were abated. The lease was amended effective June 8, 2021 to include additional space. Rental expenses for 2021, 2020 and 2019 were $0.3 million, $0.2 million, and $0.1 million, respectively. These rental expenses are reimbursed by CSHMS.

Effective February 7, 2019, the Company entered into a lease agreement for a second office in Miramar, Florida that terminated on March 31, 2019. The rental expense for 2019 was $33.2 thousand and was reimbursed by CSHMS.

Effective December 20, 2019 the Company entered into a lease agreement for an office in Columbia, South Carolina which originally expired on December 31, 2020; however, effective December 2020, the Company renewed the lease with an expiration date of December 31, 2021. Rental expense for 2021 and 2020 was $5.2 thousand each year. These rental expenses were reimbursed by CSHMS.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

At December 31, 2021, future minimum aggregate rental commitments were as follows (in thousands):

Year Ending December 31,	Operating Leases
2022	$4,407
2023	3,046
2024	2,164
2025	1,863
2026	1,747
Thereafter	17,265

18.	DEBT

Refer to Note 2 for information regarding the Company’s bilateral loan agreement with DLIH 2016-1.

In December 2019, the Company’s $200.0 million revolving credit facility with Société Générale terminated. Borrowings under the facility were available for general corporate purposes. Borrowings bore interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the facility, and the facility had a 270-day rolling margin commitment. The facility was secured by certain securities held in an account established for this purpose, and borrowings were limited to a specified percentage of the value of the securities in this account. The total commitment fees paid in 2019 were approximately $0.9 million.

19.	FEDERAL HOME LOAN BANK

The Company is a member of the FHLB. Through its membership, the Company utilizes funding agreements issued to the FHLB consistent with its other investment spread operations and considers these funds policyholder liabilities. From time to time, the Company also uses FHLB funds for operations; any funds obtained from the FHLB for use in the Company’s general operations are accounted for as borrowed money. The Company has determined its estimated maximum borrowing capacity with the FHLB as $1.1 billion as of December 31, 2021. The Company calculated this amount in accordance with its current collateral pledged to the FHLB.

The Company did not receive any short-term advances during 2021. In 2020, the FHLB issued the Company $438.0 million of short-term advances with fixed and variable interest rates ranging from 0.5% to 1.76%. $118.0 million of these advances was converted into a funding agreement on March 30, 2020. As of December 31, 2021 and 2020, there were no short-term advances outstanding. Total interest on borrowed funds incurred under the advances during the years ended 2021, 2020, and 2019 were $0, $362.0 thousand, and 147 thousand, respectively.

The FHLB issued a LOC to the Company on behalf of an unrelated party effective July 1, 2021 with a maximum credit amount of $1.0 million and an expiration date of December 31, 2021. A new LOC was issued to the Company on behalf of the same unrelated party effective December 1, 2021 with a maximum credit amount of $1.0 million and expiration date of June 30, 2022. No amounts were drawn on either LOC as of December 31, 2021. Collateral related to the LOC is included in the disclosures below.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

As noted in Note 2, the FHLB issued a LOC to the Company on behalf of an unrelated party effective September 30, 2019, with a maximum credit amount of $8.0 million as of December 31, 2020. On February 4, 2021, the full available credit was drawn by the unrelated party and the LOC was effectively terminated. CSP&C reimbursed DLIC for the full value drawn.

FHLB Capital Stock

Aggregate Totals (in thousands):	Total	General Account	Separate Accounts
As of December 31, 2021
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	5,000	5,000	—
Activity Stock	45,086	45,086	—
Excess Stock	—	—	—

Aggregate Total	$50,086	$50,086	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$1,119,580	XXX	XXX
As of December 31, 2020
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	9,010	9,010	—
Activity Stock	30,185	30,185	—
Excess Stock	8,658	8,658	—

Aggregate Total	$47,853	$47,853	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$894,612	XXX	XXX

Membership Stock (Class A and B) Eligible for Redemption (in thousands):

Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	$5,000	$5,000	$—	$—	$—	$—

Collateral Pledged to FHLB

Amount Pledged as of Reporting Date (in thousands):

	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Total Collateral Pledged	$1,288,680	$1,251,918	$1,113,000
Current Year Separate Accounts Total Collateral Pledged	—	—	—

Current Year Total General and Separate Accounts Total Collateral pledged	$1,288,680	$1,251,918	$1,113,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$1,008,132	$961,867	$863,000

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Maximum Amount Pledged During Reporting Period (in thousands):

	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
Current Year General Account Maximum Collateral Pledged	$1,288,680	$1,251,918	$1,113,000
Current Year Separate Accounts Maximum Collateral Pledged	—	—	—

Current Year Total General and Separate Accounts Maximum Collateral Pledged	$1,288,680	$1,251,918	$1,113,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$1,379,998	$1,344,719	$933,000

Borrowing from FHLB

Amount as of Reporting Date (in thousands):

	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
As of December 30, 2021
Debt	$—	$—	$—	XXX
Funding Agreements	1,113,000	1,113,000	—	1,024,308
Other	—	—	—	XXX

Aggregate Total	$1,113,000	$1,113,000	$—	$1,024,308

As of December 30, 2020
Debt	$—	$—	$—	XXX
Funding Agreements	863,000	863,000	—	776,716
Other	—	—	—	XXX

Aggregate Total	$863,000	$863,000	$—	$776,716

Maximum Amount during Reporting Period (Current Year, in thousands):

	Total	General Account	Separate Accounts
Debt	$—	$—	$—
Funding Agreements	1,113,000	1,113,000	—
Other	—	—	—

Aggregate Total	$1,113,000	$1,113,000	$—

FHLB - Prepayment Obligations

Does the Company have prepayment Obligations under the following arrangements?
(YES/NO)
Debt	YES
Funding Agreements	YES
Other	NO

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

20.	Health Business

Beginning in 2019, the Company began to issue Medicare Advantage plans in the states of Colorado, North Carolina, and Virginia, resulting in approximately $1.4 million, $1.4 million, and $0.5 million of premium written in 2021, 2020, and 2019, respectively.

Retrospectively-Rated Contracts and Contracts Subject to Redetermination

The Company estimates accrued retrospective premium adjustments for its Medicare Part D business in accordance with CMS regulations and using CMS formulas. Accrued retrospective premiums are recorded through written premium. The Company has Medicare Part D risk-corridor amounts related to Part D premiums. The amount of Medicare Part D direct premiums written subject to this retrospectively rated feature was $70 thousand, $60 thousand, and $29 thousand for the years ended December 31, 2021, 2020, and 2019, respectively, representing 5.1%, 4.3%, and 6.0% of total direct health premiums written for each year, respectively.

The Company has risk-adjustment amounts from CMS from Medicare Part C and Part D premiums. Medicare Part D premiums include payments from CMS for risk-sharing adjustments which are estimated quarterly based on claim experience, with final revenue adjustment determined and settlement with CMS in the year following the CMS contract. The Company’s Medicare Part C and Part D premiums are subject to redetermination by CMS based on risk factor scores of each member. The Company estimates premium adjustments for changes to health scores based on past experience. The Company recognizes periodic changes to risk-adjusted premiums as revenue when the amounts are determinable and collection is reasonably assured. All of the Company’s direct health premiums written are subject to this redetermination feature.

The Company’s actual loss ratios on the Medicare line of business were in excess of the minimum requirements and as a result no minimum medical loss ratio rebate was required to be established.

The Company did not write accident and health premiums in 2021, 2020, or 2019 subject to the risk-sharing provisions of the Affordable Care Act.

Change in Incurred Losses and Loss Adjustment Expenses

Changes in estimates related to the prior year incurred claims are included in total hospital and medical expenses in the current year in the Statements of Operations. There were no changes in methodologies or assumptions used in calculating the liability for unpaid losses and loss adjustment expenses.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following tables disclose paid claims, incurred claims, claims unpaid, aggregate health claim reserves, and health care receivables for the years ended December 31, 2021 and 2020 (in thousands).

2021	Current Year Incurred	Prior Year Incurred	Total
Beginning of year claim reserve	$—	$146	$146
Paid claims - net of health care receivable	759	67	826
End of year claim reserve	363	38	401
Incurred claims excluding the change in health care receivable	1,122	(41)	1,081
Beginning of year health care receivable	—	19	19
End of year health care receivable	7	7	14

Total incurred claims	$1,115	$(29)	$1,086

2020	Current Year Incurred	Prior Year Incurred	Total
Beginning of year claim reserve	$—	$131	$131
Paid claims - net of health care receivable	832	19	851
End of year claim reserve	146	—	146
Incurred claims excluding the change in health care receivable	978	(112)	866
Beginning of year health care receivable	—	20	20
End of year health care receivable	19	—	19

Total incurred claims	$959	$(92)	$867

Original estimates are increased or decreased as additional information becomes known regarding claim development experience.

The payable for claims unpaid, the applicable portion of aggregate health claim reserves, net of health care receivables, as of December 31, 2020, was $127 thousand. As of December 31, 2021, $67 thousand has been paid, net of health care receivables, for incurred claims attributable to insured events of prior years. Reserves remaining for prior years, net of health care receivables, as of December 31, 2021 were $31 thousand, as a result of re-estimation of unpaid claims. Therefore, there has been a $28 thousand favorable development on prior years during 2021. Original estimates are increased or decreased as additional information becomes known regarding claim development experience.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company incurred claims adjustment expenses (“CAE”) of $39 thousand and $24 thousand for the years ended December 31, 2021 and 2020, respectively. The following table discloses paid CAE, incurred CAE, and the balance in the unpaid CAE reserves for the years ended December 31 (in thousands):

	2021	2020	2019
Total claims adjustments expenses	$39	$24	$65
Less current year unpaid claims adjustment expenses	1	6	—
Add prior year unpaid claims adjustment expenses	6	—	—

Total claims adjustment expenses paid	$44	$18	$65

Health Care Receivables

Pharmacy rebate receivables are recorded when reasonably estimated or billed by the pharmaceutical benefit manager in accordance with pharmaceutical rebate contract provisions. Estimated pharmacy rebates are based on utilization information.

The Company periodically evaluates admissibility of all pharmacy rebates receivable for consistency with the admissibility criteria of SSAP No. 84, Certain Health Care Receivables and Receivables under Government Insured Plans. At December 31, 2021 and 2020, the Company had no non-admitted pharmacy rebate receivables.

The pharmacy rebate transaction history is summarized as follows (in thousands):

Quarter	Estimated Pharmacy Rebates	Pharmacy Rebates as Billed	Actual Rebates Received Within 90 Days of Billing	Actual Rebates Received Within 91 to 180 Days of Billing	Actual Rebates Received More Than 180 Days of Billing
12/31/21	$26	$25	$25	$—	$—
09/30/21	$27	$27	$27	$—	$—
06/30/21	$28	$28	$28	$—	$—
03/31/21	$26	$26	$26	$—	$—
12/31/20	$20	$20	$18	$—	$—
09/30/20	$17	$17	$15	$—	$—
06/30/20	$16	$16	$14	$—	$—
03/31/20	$18	$18	$10	$—	$6
12/31/19	$9	$9	$9	$—	$—
09/30/19	$6	$6	$6	$—	$—
06/30/19	$4	$4	$4	$—	$—
03/31/19	$2	$2	$2	$—	$—

The Company had no risk sharing receivables as of December 31, 2021 and 2020.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Premium Deficiency Reserves

The following table discloses information regarding premium deficiency reserves as of December 31, 2021 and 2020 (in thousands):

	2021	2020
Liability carried for premium deficiency reserves	$983	$337
Date of the most recent evaluation of this liability	2/22/2022	2/16/2021
Was anticipated investment income utilized in the calculation?	Yes [ ] No [ X ]	Yes [ ] No [ X ]

21.	SUBSEQUENT EVENTS

The Company has evaluated events and transactions that occurred from January 1, 2022 to April 28, 2022, the date these financial statements were available to be issued. The Company is not aware of any Type I events or transactions that occurred subsequent to December 31, 2021 having a material effect on the financial statements.

Type II - Nonrecognized Subsequent Events:

On February 24, 2022, the Company sold its health segment holding company, Clear Spring Health Holdings, LLC, to DLIC Sub-Holdings, LLC (“DLSH”), a new holding company subsidiary of the Parent. As a result of the sale, the Company effectively disposed of its health insurance segment. On the same date, the Parent transferred its ownership of the Company to DLSH, such that the Company became a direct, wholly owned subsidiary of DLSH.

In April 2022, the Company paid an ordinary dividend of $100.0 million to DLSH.